
                                                                     EXHIBIT 4.2

                                                                  EXECUTION COPY

================================================================================

                AMENDED AND RESTATED SECOND LIEN CREDIT AGREEMENT

                           dated as of April 20, 2007

                                      among

                       THE GOODYEAR TIRE & RUBBER COMPANY,
                                  as Borrower,

                            The LENDERS Party Hereto,

                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                               as Collateral Agent

                                       and

                            JPMORGAN CHASE BANK, N.A.
                             as Administrative Agent

J.P. MORGAN SECURITIES INC.,                      DEUTSCHE BANK SECURITIES INC.,
   as Joint Lead Arranger                             as Joint Lead Arranger
    and Joint Bookrunner                               and Joint Bookrunner

================================================================================

                                                                 [CS&M 6701-315]

                                 IMPORTANT NOTE:

EACH PARTY HERETO MUST EXECUTE THIS CREDIT AGREEMENT OUTSIDE THE REPUBLIC OF
AUSTRIA AND EACH LENDER MUST BOOK ITS LOAN AND RECEIVE ALL PAYMENTS OUTSIDE THE
REPUBLIC OF AUSTRIA. TRANSPORTING OR SENDING THE ORIGINAL OR ANY CERTIFIED COPY
OF THIS CREDIT AGREEMENT OR ANY OTHER CREDIT DOCUMENT OR ANY NOTICE OR OTHER
COMMUNICATION (INCLUDING BY EMAIL OR OTHER ELECTRONIC TRANSMISSION) INTO OR FROM
THE REPUBLIC OF AUSTRIA MAY RESULT IN THE IMPOSITION OF AN AUSTRIAN STAMP DUTY
ON THE CREDIT FACILITY PROVIDED FOR HEREIN, WHICH MAY BE FOR THE ACCOUNT OF THE
PARTY WHOSE ACTIONS RESULT IN SUCH IMPOSITION. COMMUNICATIONS REFERENCING THIS
CREDIT AGREEMENT SHOULD NOT BE ADDRESSED TO RECIPIENTS IN, OR SENT BY PERSONS
LOCATED IN, THE REPUBLIC OF AUSTRIA AND PAYMENTS SHOULD NOT BE MADE TO BANK
ACCOUNTS IN THE REPUBLIC OF AUSTRIA. SEE ALSO SECTION 9.19 AND A MEMORANDUM FROM
AUSTRIAN COUNSEL FOR THE GOODYEAR TIRE & RUBBER COMPANY WHICH IS AVAILABLE UPON
REQUEST FROM THE ADMINISTRATIVE AGENT.

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                                Table of Contents

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                                                                            Page
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                                    ARTICLE I

                                   Definitions

SECTION 1.01. Defined Terms .............................................      1
SECTION 1.02. [intentionally omitted] ...................................     41
SECTION 1.03. Terms Generally ...........................................     41
SECTION 1.04. Accounting Terms; GAAP ....................................     42

                                  ARTICLE II

                                  The Credits

SECTION 2.01. Restatement Date Transactions .............................     42
SECTION 2.02. Loans and Borrowings ......................................     43
SECTION 2.03. Borrowing Procedure .......................................     43
SECTION 2.04. Funding of Purchases ......................................     44
SECTION 2.05. Interest Elections ........................................     44
SECTION 2.06. Repayment of Loans; Evidence of Debt ......................     46
SECTION 2.07. Prepayment of Loans .......................................     46
SECTION 2.08. Fees ......................................................     47
SECTION 2.09. Interest ..................................................     47
SECTION 2.10. Alternate Rate of Interest ................................     48
SECTION 2.11. Increased Costs ...........................................     48
SECTION 2.12. Break Funding Payments ....................................     49
SECTION 2.13. Taxes .....................................................     50
SECTION 2.14. Payments Generally; Pro Rata Treatment; Sharing of
              Setoffs ...................................................     51
SECTION 2.15. Mitigation Obligations; Replacement of Lenders ............     53
SECTION 2.16. Co-Borrowers ..............................................     54

                                   ARTICLE III

                         Representations and Warranties

SECTION 3.01. Organization; Powers ......................................     56
SECTION 3.02. Authorization; Enforceability .............................     56
SECTION 3.03. Governmental Approvals; No Conflicts ......................     56
SECTION 3.04. Financial Statements; No Material Adverse Change ..........     57
SECTION 3.05. Litigation and Environmental Matters ......................     57
SECTION 3.06. Compliance with Laws and Agreements .......................     58

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
SECTION 3.07. Investment Company Status .................................     58
SECTION 3.08. ERISA and Canadian Pension Plans ..........................     58
SECTION 3.09. Disclosure ................................................     58
SECTION 3.10. Security Interests ........................................     59
SECTION 3.11. Use of Proceeds ...........................................     60

                                   ARTICLE IV

                                   Conditions

SECTION 4.01. Restatement Date ..........................................     60

                                    ARTICLE V

                              Affirmative Covenants

SECTION 5.01. Financial Statements and Other Information ................     64
SECTION 5.02. Notices of Defaults .......................................     65
SECTION 5.03. Existence; Conduct of Business ............................     66
SECTION 5.04. Maintenance of Properties .................................     66
SECTION 5.05. Books and Records; Inspection and Audit Rights ............     66
SECTION 5.06. Compliance with Laws ......................................     66
SECTION 5.07. Insurance .................................................     66
SECTION 5.08. Guarantees and Collateral .................................     66

                                   ARTICLE VI

                               Negative Covenants

SECTION 6.01. Limitation on Indebtedness ................................     68
SECTION 6.02. Limitation on Restricted Payments .........................     72
SECTION 6.03. Limitation on Restrictions on Distributions from Restricted
              Subsidiaries ..............................................     76
SECTION 6.04. Limitation on Sales of Assets and Subsidiary Stock ........     78
SECTION 6.05. Limitation on Transactions with Affiliates ................     80
SECTION 6.06. Limitation on Liens .......................................     82
SECTION 6.07. Limitation on Sale/Leaseback Transactions .................     85
SECTION 6.08. Fundamental Changes .......................................     86

                                   ARTICLE VII

                                Events of Default

SECTION 7.01. Events of Default .........................................     86

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
                                  ARTICLE VIII

                                   The Agents

                                   ARTICLE IX

                                  Miscellaneous

SECTION 9.01. Notices ...................................................     92
SECTION 9.02. Waivers; Amendments .......................................     92
SECTION 9.03. Expenses; Indemnity; Damage Waiver ........................     94
SECTION 9.04. Successors and Assigns ....................................     95
SECTION 9.05. Survival ..................................................     99
SECTION 9.06. Counterparts; Integration; Effectiveness ..................    100
SECTION 9.07. Severability ..............................................    100
SECTION 9.08. Right of Setoff ...........................................    100
SECTION 9.09. Governing Law; Jurisdiction; Consent to Service of
              Process ...................................................    100
SECTION 9.10. WAIVER OF JURY TRIAL ......................................    101
SECTION 9.11. Headings ..................................................    101
SECTION 9.12. Confidentiality ...........................................    101
SECTION 9.13. Interest Rate Limitation ..................................    102
SECTION 9.14. Security Documents ........................................    102
SECTION 9.15. Additional Financial Covenants ............................    103
SECTION 9.16. Lenders Lien Subordination and Intercreditor Agreement ....    103
SECTION 9.17. Effect of Restatement .....................................    103
SECTION 9.18. USA Patriot Act Notice ....................................    104
SECTION 9.19. Austrian Matters ..........................................    104

SCHEDULES:

Schedule 1.01A   -- Consent Subsidiaries
Schedule 1.01B   -- Mortgaged Properties
Schedule 1.01C   -- Senior Subordinated-Lien Indebtedness
Schedule 2.01    -- Lenders on the Restatement Date
Schedule 3.10(b) -- Mortgaged Properties
Schedule 3.10(c) -- Material Intellectual Property
Schedule 4.01    -- Post-Restatement Date Delivery Requirements
Schedule 6.06    -- Existing Liens

EXHIBITS:

Exhibit A   -- Form of Borrowing Request
Exhibit B   -- Form of Interest Election Request
Exhibit C   -- Form of Promissory Note
Exhibit D   -- Form of Assignment and Assumption
Exhibit E-1 -- Form of Opinion of Borrower's Outside Counsel
Exhibit E-2 -- Form of Opinion of the General Counsel, the Associate General
               Counsel or an Assistant General Counsel of the Borrower
Exhibit F   -- Form of Reaffirmation Agreement
Exhibit G   -- Form of Restatement Date Perfection Certificate

                    AMENDED AND RESTATED SECOND LIEN CREDIT AGREEMENT dated as of April 20, 2007 (this "Agreement"), among THE GOODYEAR TIRE & RUBBER COMPANY; the LENDERS party hereto; DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent; and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

          The Borrower has requested that the Lenders agree to amend and restate the Existing Credit Agreement (such term and each other capitalized term used but not otherwise defined herein having the meaning assigned to it in Article I) in order to continue a portion of the Loans thereunder and to refinance a portion of the Loans thereunder in an aggregate principal amount for all such continued and refinanced Loans not to exceed $1,200,000,000. The Lenders are willing to continue such Loans and to make such refinancing Loans to the Borrower, and to amend and restate the Existing Credit Agreement in the form hereof, on the terms and subject to the conditions herein set forth. The proceeds of Borrowings hereunder on the Effective Date (as defined in the Existing Credit Agreement) were used for working capital and general corporate purposes of the Borrower and the Subsidiaries. The proceeds of Borrowings hereunder on the Restatement Date will be used to repay the Loans outstanding under the Existing Credit Agreement on the Restatement Date that will not continue as Loans of the Continuing Lenders.

          The Borrower has also requested that it be given the ability to designate its subsidiaries Goodyear Canada, Inc., a Canadian corporation, and Goodyear, SA, a Luxembourg corporation, as co-borrowers with respect to a portion of the Loans not to exceed at any time $800,000,000 in the aggregate for both Goodyear Canada, Inc. and Goodyear, SA. Following any such designation, the applicable co-borrower will be jointly and severally liable with the Borrower in respect of such portion of the Loans. Following the initial designations as co-borrowers, the Borrower will have the ability on up to three additional occasions to reallocate the amount in respect of which either subsidiary is a co-borrower. The Lenders are willing to permit such designations and reallocations on the terms and subject to the conditions herein set forth.

          Accordingly, the parties hereto agree as follows:

                                    ARTICLE I

                                   Definitions

          SECTION 1.01. Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

          "ABR", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

          "Additional Assets" means:

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                                                                               2


          (a) any property or assets (other than Indebtedness and Capital Stock) to be used by the Borrower or a Restricted Subsidiary;

          (b) the Capital Stock of a Person that becomes a Restricted Subsidiary as a result of the acquisition of such Capital Stock by the Borrower or another Restricted Subsidiary; or

          (c) Capital Stock constituting a minority interest in any Person that at such time is a Restricted Subsidiary;

provided, however, that any such Restricted Subsidiary described in clauses (b) or (c) above is primarily engaged in a Permitted Business.

          "Adjusted LIBO Rate" means, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/100 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

          "Administrative Agent" means JPMCB, in its capacity as administrative agent for the Lenders hereunder, and its successors in such capacity.

          "Administrative Questionnaire" means an Administrative Questionnaire in a form supplied by the Administrative Agent.

          "Affiliate" means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

          "Affiliate Transaction" has the meaning set forth in Section 6.05(a).

          "Agents" means the Administrative Agent and the Collateral Agent.

          "Alternate Base Rate" means, for any day, a rate per annum equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

          "Approved Fund" means (a) with respect to any Lender, a CLO managed by such Lender or by an Affiliate of such Lender and (b) with respect to any Lender that is a fund which invests in bank loans and similar extensions of credit, any other fund that invests in bank loans and similar extensions of credit and is managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

          "Arrangers" means J.P. Morgan Securities Inc., as Joint Lead Arranger and Joint Bookrunner, and Deutsche Bank Securities Inc., as Joint Lead Arranger and Joint Bookrunner, for the credit facility established by this Agreement.

          "Asset Disposition" means any sale, lease, transfer or other disposition (or series of sales, leases, transfers or dispositions that are part of a common plan) by the Borrower or any Restricted Subsidiary, including any disposition by means of a merger, consolidation or similar transaction (each referred to for the purposes of this definition as a "disposition"), of:

          (a) any shares of Capital Stock of a Restricted Subsidiary (other than directors' qualifying shares or shares required by applicable law to be held by a Person other than the Borrower or a Restricted Subsidiary);

          (b) all or substantially all the assets of any division or line of business of the Borrower or any Restricted Subsidiary; or

          (c) any other assets of the Borrower or any Restricted Subsidiary outside of the ordinary course of business of the Borrower or such Restricted Subsidiary;

other than, in the case of clauses (a), (b) and (c) above,

               (1) a disposition by a Restricted Subsidiary to the Borrower or by the Borrower or a Restricted Subsidiary to a Restricted Subsidiary;

               (2) for purposes of Section 6.04 only, a disposition subject to
          Section 6.02;

               (3) a disposition of assets with a Fair Market Value of less than $10,000,000;

               (4) a sale of accounts receivable and related assets of the type specified in the definition of "Qualified Receivables Transaction" to a Receivables Entity;

               (5) a transfer of accounts receivable and related assets of the type specified in the definition of "Qualified Receivables Transaction" (or a fractional undivided interest therein) by a Receivables Entity in a Qualified Receivables Transaction; and

               (6) any Specified Asset Sale.

          "Assignment and Assumption" means an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the Administrative Agent, in the form of Exhibit D or any other form approved by the Administrative Agent.

          "Attributable Debt" means, with respect to any Sale/Leaseback Transaction that does not result in a Capitalized Lease Obligation, the present value (computed in accordance with GAAP) of the total obligations of the lessee for rental payments during the remaining term of the lease included in such Sale/Leaseback Transaction (including any period for which such lease has been extended). In the case of any lease which is terminable by the lessee upon payment of a penalty, the Attributable Debt shall be the lesser of (i) the Attributable Debt determined assuming termination upon the first date such lease may be terminated (in which case the Attributable Debt shall also include the amount of the penalty, but no rent shall be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated) and (ii) the Attributable Debt determined assuming no such termination.

          "Average Life" means, as of the date of determination, with respect to any Indebtedness or Preferred Stock, the quotient obtained by dividing (a) the sum of the products of the number of years from the date of determination to the dates of each successive scheduled principal payment of such Indebtedness or scheduled redemption or similar payment with respect to such Preferred Stock multiplied by the amount of such payment by (b) the sum of all such payments.

          "Bank Indebtedness" means all obligations under the U.S. Bank Indebtedness and European Bank Indebtedness.

          "Board" means the Board of Governors of the Federal Reserve System of the United States of America.

          "Board of Directors" means the board of directors of the Borrower or any committee thereof duly authorized to act on behalf of the board of directors of the Borrower.

          "Borrower" means Goodyear. In addition, when used in respect of a Co-Borrower Loan or any obligation or payment in respect of a Co-Borrower Loan, references to the "Borrower" shall include both Goodyear and the Co-Borrower in respect of such Co-Borrower Loan.

          "Borrowing" means Loans of the same Type made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect.

          "Borrowing Request" means a request by the Borrower for a Borrowing in accordance with Section 2.03 in substantially the form of Exhibit A hereto.

          "Business Day" means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; provided that, when used in connection with a Eurodollar Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

          "Canadian Benefit Plans" means all material employee benefit plans of any nature or kind whatsoever that are not Canadian Pension Plans and are maintained or contributed to by any Credit Party having employees in Canada.

          "Canadian Pension Plans" means each plan which is a registered pension plan within the meaning of the Income Tax Act (Canada).

          "Canadian Security Agreements" has the meaning assigned to such term in the Guarantee and Collateral Agreement.

          "Canadian Tax Opinion" means an opinion of independent tax counsel reasonably acceptable to the Administrative Agent, in form and substance reasonably acceptable to the Administrative Agent, to the effect that no withholding of Canadian tax would be required on any payment with respect to any Co-Borrower Loan for which Goodyear Canada is a co-obligor.

          "Capitalized Lease Obligations" means an obligation that is required to be classified and accounted for as a capitalized lease for financial reporting purposes in accordance with GAAP, and the amount of Indebtedness represented by such obligation shall be the capitalized amount of such obligation determined in accordance with GAAP.

          "Capital Stock" of any Person means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such Person, including any Preferred Stock, but excluding any debt securities convertible into such entity.

          "Change in Control" means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934, as amended, and the rules of the United States Securities and Exchange Commission thereunder as in effect on the date hereof), of Capital Stock representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock of the Borrower; or (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Borrower by Persons who were neither (i) directors on the date hereof or nominated by the board of directors of the Borrower nor (ii) appointed by directors so nominated.

          "Change in Law" means (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender (or, for purposes of Section 2.11(b), by any lending office of such Lender or by such Lender's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

          "CLO" means any entity (whether a corporation, partnership, trust or otherwise) that is engaged in making, purchasing, holding or otherwise investing in bank loans and similar extensions of credit in the ordinary course and is administered or managed by a Lender or an Affiliate of such Lender.

          "Co-Borrower" means each of Goodyear Canada and Goodyear, SA, a Luxembourg corporation.

          "Co-Borrower Loan" means, as to a Co-Borrower, each Loan (or portion of a Loan) designated as a Co-Borrower Loan of such Co-Borrower pursuant to
Section 2.16.

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                                                                               6


          "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          "Collateral" means all the assets and rights that secure any of the Obligations pursuant to the Security Documents.

          "Collateral Agent" means Deutsche Bank Trust Company Americas, in its capacity as collateral agent for the Lenders under the Guarantee and Collateral Agreement and the other Security Documents, and shall include each of its sub-agents hereunder.

          "Commitment" means, with respect to each applicable Lender, the commitment of such Lender to make Loans on the Restatement Date, expressed as an amount representing the maximum permitted aggregate amount of the Loans to be made by such Lender. The amount of each applicable Lender's Commitment is set forth on Schedule 2.01. The aggregate amount of the Commitments, taken together with the amount of Loans that will continue on the Restatement Date to be held by the Continuing Lenders, is $1,200,000,000.

          "Consent Subsidiary" means (a) any Subsidiary listed on Schedule 1.01A and (b) any Subsidiary not on Schedule 1.01A or formed or acquired after the Restatement Date, in respect of which (A) the consent of any Person other than the Borrower or any Wholly Owned Subsidiary is required by applicable law or the terms of any organizational document of such Subsidiary or other agreement of such Subsidiary or any Affiliate of such Subsidiary in order for such Subsidiary to execute the Guarantee and Collateral Agreement as a Grantor or a Subsidiary Guarantor and perform its obligations thereunder, or in order for Capital Stock of such Subsidiary to be pledged under the Security Documents, as the case may be, and (B) the Borrower endeavored in good faith to obtain such consents and such consents shall not have been obtained. Notwithstanding the foregoing, no Subsidiary shall be a Consent Subsidiary at any time that it is a guarantor of, or has provided any collateral to secure, Indebtedness for borrowed money of the Borrower, and any Consent Subsidiary (including a Consent Subsidiary listed in
Schedule 1.01A) that at any time ceases to meet the test set forth in clause (A) shall cease to be a Consent Subsidiary. No Subsidiary shall be a Consent Subsidiary if it is a Guarantor or a Grantor under the First Lien Guarantee and Collateral Agreement or the Third Lien Collateral Agreement, a US Guarantor under the European Guarantee and Collateral Agreement or a Subsidiary Guarantor or Grantor Subsidiary Guarantor under the Junior Lien Indenture or the 2006 Indenture.

          "Consolidated Coverage Ratio" as of any date of determination means the ratio of:

               (1) the aggregate amount of EBITDA for the period of the most recent four consecutive fiscal quarters ending prior to the date of such determination for which financial statements have been filed with the SEC to

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                                                                               7


               (2) Consolidated Interest Expense for such four fiscal quarters;

          provided, however, that:

                    (A) if the Borrower or any Restricted Subsidiary has
               Incurred any Indebtedness since the beginning of such period that remains outstanding on such date of determination or if the transaction giving rise to the need to calculate the Consolidated Coverage Ratio is an Incurrence of Indebtedness, EBITDA and Consolidated Interest Expense for such period shall be calculated after giving effect on a pro forma basis to such Indebtedness as if such Indebtedness had been Incurred on the first day of such period and the discharge of any other Indebtedness repaid, repurchased, defeased or otherwise discharged with the proceeds of such new Indebtedness as if such discharge had occurred on the first day of such period,

                    (B) if the Borrower or any Restricted Subsidiary has repaid, repurchased, defeased or otherwise discharged any Indebtedness since the beginning of such period or if any Indebtedness is to be repaid, repurchased, defeased or otherwise discharged (in each case other than Indebtedness Incurred under any revolving credit facility unless such Indebtedness has been permanently repaid and has not been replaced) on the date of the transaction giving rise to the need to calculate the Consolidated Coverage Ratio, EBITDA and Consolidated Interest Expense for such period shall be calculated on a pro forma basis as if such discharge had occurred on the first day of such period and as if the Borrower or such Restricted Subsidiary had not earned the interest income actually earned during such period in respect of cash or Temporary Cash Investments used to repay, repurchase, defease or otherwise discharge such Indebtedness,

                    (C) if since the beginning of such period the Borrower or
               any Restricted Subsidiary shall have made any Asset Disposition, the EBITDA for such period shall be reduced by an amount equal to the EBITDA (if positive) directly attributable to the assets that are the subject of such Asset Disposition for such period or increased by an amount equal to the EBITDA (if negative) directly attributable thereto for such period and Consolidated Interest Expense for such period shall be reduced by an amount equal to the Consolidated Interest Expense directly attributable to any Indebtedness of the Borrower or any Restricted Subsidiary repaid, repurchased, defeased or otherwise discharged with respect to the Borrower and its Restricted Subsidiaries in connection with such Asset Disposition for such period (or, if the Capital Stock of any Restricted Subsidiary is sold, the Consolidated Interest Expense for such period directly attributable to the Indebtedness of such Restricted Subsidiary to the extent the Borrower and its continuing Restricted Subsidiaries are no longer liable for such Indebtedness after such sale),

                    (D) if since the beginning of such period the Borrower or
               any Restricted Subsidiary (by merger or otherwise) shall have made an Investment in any Restricted Subsidiary (or any Person that becomes a Restricted Subsidiary) or an acquisition of assets, including any acquisition of assets occurring in connection with a transaction causing a calculation to be made hereunder, which constitutes all or substantially all of an operating unit, division or line of a business, EBITDA and Consolidated Interest Expense for such period shall be calculated after giving pro forma effect thereto (including the Incurrence of any Indebtedness) as if such Investment or acquisition occurred on the first day of such period, and

                    (E) if since the beginning of such period any Person that
               subsequently became a Restricted Subsidiary or was merged with or into the Borrower or any Restricted Subsidiary since the beginning of such period shall have made any Asset Disposition or any Investment or acquisition of assets that would have required an adjustment pursuant to clause (C) or (D) above if made by the Borrower or a Restricted Subsidiary during such period, EBITDA and Consolidated Interest Expense for such period shall be calculated after giving pro forma effect thereto as if such Asset Disposition, Investment or acquisition of assets occurred on the first day of such period.

          For purposes of this definition, whenever pro forma effect is to be given to an acquisition of assets, Asset Disposition or other Investment, the amount of income, EBITDA or earnings relating thereto and the amount of Consolidated Interest Expense associated with any Indebtedness Incurred in connection therewith, the pro forma calculations shall be determined in good faith by a responsible Financial Officer of the Borrower and shall comply with the requirements of Rule 11-02 of Regulation S-X, as it may be amended or replaced from time to time, promulgated by the SEC.

          If any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest expense on such Indebtedness shall be calculated as if the rate in effect on the date of determination had been the applicable rate for the entire period (taking into account any Interest Rate Agreement applicable to such Indebtedness if such Interest Rate Agreement has a remaining term as at the date of determination in excess of 12 months). If any Indebtedness is Incurred or repaid under a revolving credit facility and is being given pro forma effect, the interest on such Indebtedness shall be calculated based on the average daily balance of such Indebtedness for the four fiscal quarters subject to the pro forma calculation.

          "Consolidated Interest Expense" means, for any period, the total interest expense of the Borrower and its Consolidated Restricted Subsidiaries, plus, to the extent

Incurred by the Borrower and its Consolidated Restricted Subsidiaries in such period but not included in such interest expense, without duplication:

                    (1) interest expense attributable to Capitalized Lease
               Obligations and the interest expense attributable to leases constituting part of a Sale/Leaseback Transaction that does not result in a Capitalized Lease Obligation;

                    (2) amortization of debt discount and debt issuance costs;

                    (3) capitalized interest;

                    (4) noncash interest expense;

                    (5) commissions, discounts and other fees and charges
               attributable to letters of credit and bankers' acceptance financing,

                    (6) interest accruing on any Indebtedness of any other
               Person to the extent such Indebtedness is Guaranteed by (or secured by the assets of) the Borrower or any Restricted Subsidiary and such Indebtedness is in default under its terms or any payment is actually made in respect of such Guarantee;

                    (7) net payments made pursuant to Hedging Obligations
               (including amortization of fees);

                    (8) dividends paid in cash or Disqualified Stock in respect of (A) all Preferred Stock of Restricted Subsidiaries and (B) all Disqualified Stock of the Borrower, in each case held by Persons other than the Borrower or a Restricted Subsidiary;

                    (9) interest Incurred in connection with investments in
               discontinued operations; and

                    (10) the cash contributions to any employee stock ownership plan or similar trust to the extent such contributions are used by such plan or trust to pay interest or fees to any Person (other than the Borrower) in connection with Indebtedness Incurred by such plan or trust;

and less, to the extent included in such total interest expense, (A) any breakage costs of Hedging Obligations terminated in connection with the Incurrence of Indebtedness on the 2006 Indenture Closing Date and the application of the net proceeds therefrom and (B) the amortization during such period of capitalized financing costs; provided, however, that for any financing consummated after the Restatement Date, the aggregate amount of amortization relating to any such capitalized financing costs deducted in calculating Consolidated Interest Expense shall not exceed 5% of the aggregate amount of the financing giving rise to such capitalized financing costs.

          "Consolidated Net Income" means, for any period, the net income of the Borrower and its Consolidated Subsidiaries for such period; provided, however, that there shall not be included in such Consolidated Net Income:

          (a) any net income of any Person (other than the Borrower) if such Person is not a Restricted Subsidiary, except that:

               (1) subject to the limitations contained in clause (d) below, the Borrower's equity in the net income of any such Person for such period shall be included in such Consolidated Net Income up to the aggregate amount of cash actually distributed by such Person during such period to the Borrower or a Restricted Subsidiary as a dividend or other distribution (subject, in the case of a dividend or other distribution made to a Restricted Subsidiary, to the limitations contained in clause (c) below);

               (2) the Borrower's equity in a net loss of any such Person for such period shall be included in determining such Consolidated Net Income to the extent such loss has been funded with cash from the Borrower or a Restricted Subsidiary;

          (b) any net income (or loss) of any Person acquired by the Borrower or a Subsidiary of the Borrower in a pooling of interests transaction for any period prior to the date of such acquisition;

          (c) any net income of any Restricted Subsidiary if such Restricted Subsidiary is subject to restrictions on the payment of dividends or the making of distributions by such Restricted Subsidiary, directly or indirectly, to the Borrower (but, in the case of any Foreign Restricted Subsidiary, only to the extent cash equal to such net income (or a portion thereof) for such period is not readily procurable by the Borrower from such Foreign Restricted Subsidiary (with the amount of cash readily procurable from such Foreign Restricted Subsidiary being determined in good faith by a Financial Officer of the Borrower) pursuant to intercompany loans, repurchases of Capital Stock or otherwise), except that:

               (1) subject to the limitations contained in clause (d) below, the Borrower's equity in the net income of any such Restricted Subsidiary for such period shall be included in such Consolidated Net Income up to the aggregate amount of cash actually distributed by such Restricted Subsidiary during such period to the Borrower or another Restricted Subsidiary as a dividend or other distribution (subject, in the case of a dividend or other distribution made to another Restricted Subsidiary, to the limitation contained in this clause); and

               (2) the net loss of any such Restricted Subsidiary for such period shall not be excluded in determining such Consolidated Net Income;

          (d) any gain (or loss) realized upon the sale or other disposition of any asset of the Borrower or its Consolidated Subsidiaries (including pursuant to any

     Sale/Leaseback Transaction) that is not sold or otherwise disposed of in the ordinary course of business and any gain (or loss) realized upon the sale or other disposition of any Capital Stock of any Person;

          (e) any extraordinary gain or loss;

          (f) the effect of the 2006 strike, as disclosed in the Borrower's filings with the SEC, which for purposes of determining Consolidated Net Income shall be deemed to be (i) for the fiscal quarter ended December 31, 2006, a loss of operating income of $363,000,000, and (ii) for each fiscal quarter thereafter, a loss of operating income in an amount determined by the Borrower, provided that the aggregate amount of all such losses of operating income for such fiscal quarters ended after December 31, 2006, shall not exceed $250,000,000; and

          (g) the cumulative effect of a change in accounting principles.

          Notwithstanding the foregoing, for the purpose of Section 6.02 only, there shall be excluded from Consolidated Net Income any dividends, repayments of loans or advances or other transfers of assets from Unrestricted Subsidiaries to the Borrower or a Restricted Subsidiary to the extent such dividends, repayments or transfers increase the amount of Restricted Payments permitted under Section 6.02(a)(3)(iv).

          "Consolidated Net Secured Indebtedness" means, at any date, (a) the sum for the Borrower and its Consolidated Restricted Subsidiaries at such date, without duplication, of (i) all Indebtedness (other than obligations in respect of Swap Agreements) that is included on the Borrower's consolidated balance sheet and is Secured Indebtedness, (ii) all Capitalized Lease Obligations, (iii) all synthetic lease financings and (iv) all Qualified Receivables Transactions, minus (b) the aggregate amount of cash and Temporary Cash Investments in excess of $400,000,000 held at such time by the Borrower and its Consolidated Restricted Subsidiaries, all determined in accordance with GAAP. For purposes of computing Consolidated Net Secured Indebtedness, the amount of any synthetic lease financing shall equal the amount that would be capitalized in respect of such lease if it were a Capitalized Lease Obligation.

          "Consolidated Revenue" means, for any period, the revenues for such period, determined in accordance with GAAP, of the Borrower and the Subsidiaries the accounts of which would be consolidated with those of the Borrower in the Borrower's consolidated financial statements in accordance with GAAP.

          "Consolidated Total Assets" means, at any date, the total assets, determined in accordance with GAAP, of the Borrower and the Subsidiaries the accounts of which would be consolidated with those of the Borrower in the Borrower's consolidated financial statements in accordance with GAAP.

          "Consolidation" means, unless the context otherwise requires, the consolidation of (1) in the case of the Borrower, the accounts of each of the Restricted Subsidiaries with those of the Borrower and (2) in the case of a Restricted Subsidiary, the accounts of each Subsidiary of such Restricted Subsidiary that is a Restricted Subsidiary with those of such Restricted Subsidiary, in each case in accordance with GAAP consistently applied; provided, however, that "Consolidation" will not include consolidation of the accounts of any Unrestricted Subsidiary, but the interest of the Borrower or any Restricted Subsidiary in an Unrestricted Subsidiary will be accounted for as an investment. The term "Consolidated" has a correlative meaning.

          "Continuing Lender" means each Lender under the Existing Credit Agreement on the Restatement Date that is listed on Schedule 2.01 as a Continuing Lender.

          "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "Controlled" have meanings correlative thereto.

          "Credit Documents" means this Agreement, any promissory notes delivered pursuant to Section 2.06(e), the Security Documents, the Lenders Lien Subordination and Intercreditor Agreement and the Lien Subordination and Intercreditor Agreement.

          "Credit Facilities Agreements" means this Agreement, the First Lien Agreement and the European Facilities Agreement.

          "Credit Party" means Goodyear, each Co-Borrower, each Subsidiary Guarantor and each Grantor.

          "Currency Agreement" means with respect to any Person any foreign exchange contract, currency swap agreement or other similar agreement or arrangement to which such Person is a party or of which it is a beneficiary.

          "Default" means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

          "Designated Noncash Consideration" means noncash consideration received by the Borrower or one of its Restricted Subsidiaries in connection with an Asset Disposition that is designated by the Borrower as Designated Noncash Consideration, less the amount of cash or cash equivalents received in connection with a subsequent sale of such Designated Noncash Consideration, which cash and cash equivalents shall be considered Net Available Cash received as of such date and shall be applied pursuant to Section 6.04.

          "Disclosure Documents" means reports of the Borrower on Forms 10-K, 10-Q and 8-K, and any amendments thereto, that shall have been (i) filed with the SEC on or prior to April 5, 2007, or (ii) filed with the SEC after such date and prior to the Restatement Date and delivered to the Administrative Agent prior to the date hereof.

          "Disqualified Stock" means, with respect to any Person, any Capital Stock which by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable or exercisable) or upon the happening of any event:

          (a) matures or is mandatorily redeemable pursuant to a sinking fund obligation or otherwise;

          (b) is convertible or exchangeable for Indebtedness or Disqualified Stock (excluding Capital Stock convertible or exchangeable solely at the option of the Borrower or a Restricted Subsidiary; provided, however, that any such conversion or exchange shall be deemed an Incurrence of Indebtedness or Disqualified Stock, as applicable); or

          (c) is redeemable at the option of the holder thereof, in whole or in part;

in the case of each of clauses (a), (b) and (c), on or prior to 180 days after the Maturity Date; provided, however, that any Capital Stock that would not constitute Disqualified Stock but for provisions thereof giving holders thereof the right to require such Person to repurchase or redeem such Capital Stock upon the occurrence of an "asset sale" or "change of control" occurring prior to the first anniversary of the Maturity Date shall not constitute Disqualified Stock if the "asset sale" or "change of control" provisions applicable to such Capital Stock are not more favorable in any material respect to the holders of such Capital Stock than the provisions of Section 4.06 and Section 4.08 of the 2006 Indenture; provided further, however, that if such Capital Stock is issued to any employee or to any plan for the benefit of employees of the Borrower or its Subsidiaries or by any such plan to such employees, such Capital Stock shall not constitute Disqualified Stock solely because it may be required to be repurchased by the Borrower in order to satisfy applicable statutory or regulatory obligations or as a result of such employee's termination, death or disability.

          The amount of any Disqualified Stock that does not have a fixed redemption, repayment or repurchase price will be calculated in accordance with the terms of such Disqualified Stock as if such Disqualified Stock were redeemed, repaid or repurchased on any date on which the amount of such Disqualified Stock is to be determined pursuant to this Agreement; provided, however, that if such Disqualified Stock could not be required to be redeemed, repaid or repurchased at the time of such determination, the redemption, repayment or repurchase price will be the book value of such Disqualified Stock as reflected in the most recent financial statements of such Person.

          "dollars" or "$" refers to lawful money of the United States of America.

          "Domestic Subsidiary" means any Subsidiary that is not a Foreign Subsidiary.

          "EBITDA" means, for any period, the Consolidated Net Income for such period, plus, without duplication, the following, to the extent deducted in calculating such Consolidated Net Income:

          (a) income tax expense of the Borrower and its Consolidated Restricted Subsidiaries;

          (b) Consolidated Interest Expense;

          (c) depreciation expense of the Borrower and its Consolidated Restricted Subsidiaries;

          (d) amortization expense of the Borrower and its Consolidated Restricted Subsidiaries (excluding amortization expense attributable to a prepaid cash item that was paid in a prior period);

          (e) cash restructuring charges; provided that the aggregate amount of such cash restructuring charges incurred on or after the Restatement Date that may be added back in determining EBITDA pursuant to this clause (e) for all periods reported on during the term of this Agreement shall not exceed $120,000,000; and

          (f) all other noncash charges of the Borrower and its Consolidated Restricted Subsidiaries (excluding any such noncash charge to the extent it represents an accrual of or reserve for cash expenditures in any future period) less all noncash items of income of the Borrower and its Restricted Subsidiaries in each case for such period (other than normal accruals in the ordinary course of business).

Notwithstanding the foregoing, the provision for taxes based on the income or profits of, and the depreciation and amortization and noncash charges of, a Restricted Subsidiary of the Borrower shall be added to Consolidated Net Income to compute EBITDA only to the extent (and in the same proportion) that the net income of such Restricted Subsidiary was included in calculating Consolidated Net Income and only if (A) a corresponding amount would be permitted at the date of determination to be dividended to the Borrower by such Restricted Subsidiary without prior approval (that has not been obtained), pursuant to the terms of its charter and all agreements, instruments, judgments, decrees, orders, statutes, rules and governmental regulations applicable to such Restricted Subsidiary or its shareholders or (B) in the case of any Foreign Restricted Subsidiary, a corresponding amount of cash is readily procurable by the Borrower from such Foreign Restricted Subsidiary (as determined in good faith by a Financial Officer of the Borrower) pursuant to intercompany loans, repurchases of Capital Stock or otherwise, provided that to the extent cash of such Foreign Restricted Subsidiary provided the basis for including the net income of such Foreign Subsidiary in Consolidated Net Income pursuant to clause (c) of the definition of "Consolidated Net Income," such cash shall not be taken into account for the purposes of determining readily procurable cash under this clause (B).

          "EEMEA Subsidiary" means a Subsidiary (other than any Subsidiary of the European JV) organized under the laws of any jurisdiction in Africa, Eastern Europe

(including each of Albania, Belarus, Bosnia and Herzegovina, Bulgaria, Croatia, Czech Republic, Estonia, Hungary, Latvia, Lithuania, Macedonia, Moldova, Poland, Romania, Russia, Serbia and Montenegro, Slovakia, Slovenia, and Ukraine) and the Middle East (including each of Bahrain, Egypt, Iran, Iraq, Israel, Jordan, Kuwait, Lebanon, Palestine, Oman, Qatar, Saudi Arabia, Syria, Turkey, the United Arab Emirates, and Yemen).

          "Effective Date" means April 8, 2005.

          "Engineered Products Division" means those standard business units of the Borrower and the other Grantors classified as "Engineered Products Division" on the Borrower's perpetual inventory records.

          "Environmental Laws" means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the presence, the management or release of, or exposure to, any Hazardous Materials or to health and safety matters.

          "Environmental Liability" means all liabilities, obligations, damages, losses, claims, actions, suits, judgments, orders, fines, penalties, fees, expenses and costs (including administrative oversight costs, natural resource damages and remediation costs), whether contingent or otherwise, arising out of or relating to (a) compliance or non-compliance with any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release of any Hazardous Materials or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

          "ERISA Affiliate" means any trade or business (whether or not incorporated) that, together with the Borrower or any Subsidiary, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

          "ERISA Event" means (a) any "reportable event", as defined in Section 4043 of ERISA or the regulations issued thereunder, with respect to any Plan (other than an event for which the 30-day notice period is waived or an event described in Section 4043.33 of Title 29 of the Code of Federal Regulations);
(b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA) as to which a waiver has not been obtained; (c) the incurrence by the Borrower, a Subsidiary or any ERISA Affiliate of any liability under Title IV of ERISA with respect to the termination of any Plan; (d) the treatment of a Plan amendment as a termination under Section 4041 of ERISA; (e) any event or condition, other than the Transactions, that would be materially likely to result in the termination of, or the appointment of a trustee to administer, any Plan or Multiemployer Plan under Section 4042 of ERISA; (f) the receipt by the Borrower, a Subsidiary or any ERISA Affiliate from the PBGC or a plan administrator of any notice of an intention to terminate any Plan or to appoint a trustee to administer any Plan; (g) the incurrence by the Borrower, any Subsidiary or any ERISA Affiliate of any liability under Title IV of ERISA with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (h) the receipt by the Borrower, any Subsidiary or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower, any Subsidiary or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

          "Euro" or "E" means the lawful currency of the member states of the European Union that have adopted a single currency in accordance with applicable law or treaty.

          "Euro Equivalent" means with respect to any monetary amount in a currency other than Euros, at any time of determination thereof, the amount of Euros obtained by converting such foreign currency involved in such computation into Euros at the spot rate for the purchase of Euros with the applicable foreign currency as published in The Wall Street Journal in the "Exchange Rates" column under the heading "Currency Trading" on the date two Business Days prior to such determination.

          "Eurodollar", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

          "European Bank Indebtedness" means any and all amounts payable under or in respect of the European Facilities Agreement and any Refinancing Indebtedness with respect thereto or with respect to such Refinancing Indebtedness, as amended from time to time, including principal, premium (if any), interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Borrower, whether or not a claim for post-filing interest is allowed in such proceedings), fees, charges, expenses, reimbursement obligations and all other amounts payable thereunder or in respect thereof.

          "European Facilities Agreement" means the Amended and Restated Term Loan and Revolving Credit Agreement dated as of the date hereof, among the European JV, the other borrowers thereunder, certain lenders, certain issuing banks, J.P. Morgan Europe Limited, as administrative agent, and JPMCB, as collateral agent, as amended, restated, supplemented, waived, replaced (whether or not upon termination, and whether with the original lenders or otherwise), refinanced, restructured or otherwise modified from time to time (except to the extent that any such amendment, restatement, supplement, waiver, replacement, refinancing, restructuring or other modification thereto would be prohibited by the terms of this Agreement, unless otherwise agreed to by the Majority Lenders).

          "European Guarantee and Collateral Agreement" means the amended and restated Master Guarantee and Collateral Agreement among the Borrower, the Subsidiaries party thereto and JPMCB, in its capacity as collateral agent under the credit agreements described therein, dated as of April 8, 2005, as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein).

          "European JV" means Goodyear Dunlop Tires Europe B.V.

          "Event of Default" has the meaning assigned to such term in Article
VII.

          "Excluded Subsidiary" means any Subsidiary with only nominal assets and no operations. No Subsidiary shall be an Excluded Subsidiary if it is a Guarantor or a Grantor under the First Lien Guarantee and Collateral Agreement or the Third Lien Collateral Agreement or a US Guarantor under the European Guarantee and Collateral Agreement or a Subsidiary Guarantor or Grantor Subsidiary Guarantor under the Junior Lien Indenture or the 2006 Indenture.

          "Excluded Taxes" means, with respect to the Administrative Agent, any Lender or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) income or franchise taxes imposed on (or measured by) its net income by the United States or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States or any similar tax imposed by any other jurisdiction described in clause (a) above and (c) (i) any withholding tax that is imposed by the United States on amounts payable to a Foreign Lender (other than an assignee pursuant to a request by the Borrower under Section 2.15(b)) at the time such Foreign Lender first becomes a party to this Agreement (or designates a new lending office), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrower with respect to such withholding tax pursuant to Section 2.13(a) or (ii) any withholding tax that is imposed by the United States on amounts payable to a Foreign Lender that is attributable to such Foreign Lender's failure to comply with Section 2.13(e).

          "Existing Credit Agreement" means the Second Lien Credit Agreement dated as of April 8, 2005, among the Borrower, the lenders party thereto, Deutsche Bank Trust Company Americas, as collateral agent, and JPMCB, as administrative agent.

          "Fair Market Value" means, with respect to any asset or property, the price which could be negotiated in an arm's-length, free market transaction, for cash, between a willing seller and a willing and able buyer, neither of whom is under undue pressure or compulsion to complete the transaction, as such price is, unless specified otherwise in this Agreement, determined in good faith by a Financial Officer of the Borrower or by the Board of Directors. Fair Market Value (other than of any asset with a public trading market) of any asset or property (or group of assets or property subject to an event giving rise to a requirement under this Agreement that "Fair Market Value" be determined) in excess of $25,000,000 shall be determined by the Board of Directors or a duly authorized committee thereof.

          "Federal Funds Effective Rate" means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

          "Financial Officer" means the chief financial officer, principal accounting officer, treasurer or any assistant treasurer of the Borrower, or any senior vice president or higher ranking executive to whom any of the foregoing report.

          "First Lien Agreement" means the Amended and Restated First Lien Credit Agreement dated as of the date hereof, among the Borrower, certain lenders, certain issuing banks, Citicorp USA, Inc., as syndication agent, and JPMCB, as administrative agent, as amended, restated, supplemented, waived, replaced (whether or not upon termination and whether with the original lenders or otherwise), refinanced, restructured or otherwise modified from time to time (except to the extent any such amendment, restatement, supplement, waiver, replacement, refinancing, restructuring or other modification thereto would be prohibited by the terms of this Agreement, unless otherwise agreed to by the Majority Lenders).

          "First Lien Guarantee and Collateral Agreement" means the Guarantee and Collateral Agreement among the Borrower, the Subsidiary Guarantors, the Grantors, certain other Subsidiaries and JPMCB, dated as of April 8, 2005, as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein).

          "First Lien Indebtedness" means any and all amounts payable under or in respect of, or that may be Incurred pursuant to unused commitments under, or that may be drawn under undrawn letters of credit under, the First Lien Agreement and any Refinancing Indebtedness with respect thereto or with respect to such Refinancing Indebtedness, as amended from time to time, including principal, premium (if any), interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Borrower whether or not a claim for post-filing interest is allowed in such proceedings), fees, charges, expenses, reimbursement obligations and all other amounts payable thereunder or in respect thereof.

          "Foreign Lender" means any Lender that is organized under the laws of a jurisdiction other than that in which the Borrower is located. For purposes of this definition, the United States, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

          "Foreign Pledge Agreement" means a pledge agreement securing the Obligations or any of them that is governed by the law of a jurisdiction other than the United States and reasonably satisfactory in form and substance to the Collateral Agent.

          "Foreign Restricted Subsidiary" means any Restricted Subsidiary that is not organized under the laws of the United States or any State thereof or the District of Columbia, other than Goodyear Canada.

          "Foreign Subsidiary" means any Subsidiary organized under the laws of a jurisdiction other than the United States or any of its territories or possessions or any political subdivision thereof.

          "GAAP" means generally accepted accounting principles in the United States.

          "Goodyear" means The Goodyear Tire & Rubber Company, an Ohio corporation.

          "Goodyear Canada" means Goodyear Canada Inc., an Ontario corporation, and its successors and permitted assigns.

          "Governmental Authority" means the government of the United States, Canada, any other nation or any political subdivision thereof, whether state, provincial, territorial or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

          "Grantors" means the Borrower and each North American Subsidiary that is, or is required pursuant to Section 5.08 to become, a Grantor (as defined in the Guarantee and Collateral Agreement) and, if applicable, a party to any Canadian Security Agreement.

          "Guarantee" means any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Indebtedness of any other Person and any obligation, direct or indirect, contingent or otherwise, of such Person:

               (1) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness of such other Person (whether arising by virtue of partnership arrangements, or by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or

               (2) entered into for purposes of assuring in any other manner the obligee of such Indebtedness of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part);

provided, however, that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning. The term "Guarantor" shall mean any Person Guaranteeing any obligation.

          "Guarantee and Collateral Agreement" means the Guarantee and Collateral Agreement among the Borrower, the Subsidiary Guarantors, the Grantors, certain other Subsidiaries and the Collateral Agent, dated as of April 8, 2005, as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein).

          "Hazardous Materials" means (a) petroleum products and byproducts, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, radon gas, chlorofluorocarbons and all other ozone-depleting substances; and (b) any pollutant or contaminant or any hazardous, toxic, radioactive or otherwise regulated chemical, material, substance or waste that is prohibited, limited or regulated pursuant to any applicable Environmental Law.

          "Hedging Obligations" of any Person means the obligations of such Person pursuant to any Interest Rate Agreement, Currency Agreement or raw materials hedge agreement.

          "Incur" means issue, assume, Guarantee, incur or otherwise become liable for; provided, however, that any Indebtedness or Capital Stock of a Person existing at the time such Person becomes a Subsidiary (whether by merger, consolidation, acquisition or otherwise) shall be deemed to be Incurred by such Person at the time it becomes a Subsidiary. The term "Incurrence" when used as a noun shall have a correlative meaning. The accretion of principal of a non-interest bearing or other discount security shall not be deemed the Incurrence of Indebtedness.

          "Indebtedness" means, with respect to any Person on any date of determination, without duplication:

               (1) the principal of and premium (if any) in respect of indebtedness of such Person for borrowed money;

               (2) the principal of and premium (if any) in respect of obligations of such Person evidenced by bonds, debentures, notes or other similar instruments;

               (3) all obligations of such Person for the reimbursement of any obligor on any letter of credit, bankers' acceptance, bank guarantee or similar credit transaction (other than obligations with respect to letters of credit or bank guarantees securing obligations (other than obligations described in clauses (1), (2) and (5)) entered into in the ordinary course of business of such Person to the extent such letters of credit or bank guarantees are not drawn upon or, if and to the extent drawn upon, such drawing is reimbursed no later than the tenth Business Day following payment on the letter of credit or bank guarantee);

               (4) all obligations of such Person to pay the deferred and unpaid purchase price of property or services (except Trade Payables), which purchase price is due more than six months after the date of placing such property in service or taking delivery and title thereto or the completion of such services;

               (5) all Capitalized Lease Obligations and all Attributable Debt of such Person;

               (6) the amount of all obligations of such Person with respect to the redemption, repayment or other repurchase of any Disqualified Stock or, with respect to any Subsidiary of such Person, any Preferred Stock (but excluding, in each case, any accrued and unpaid dividends);

               (7) all Indebtedness of other Persons secured by a Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person; provided, however, that the amount of Indebtedness of such Person shall be the lesser of:

                    (A) the Fair Market Value of such asset at such date of
               determination and

                    (B) the amount of such Indebtedness of such other Persons;

               (8) Hedging Obligations of such Person; and

               (9) all obligations of the type referred to in clauses (1) through (8) of other Persons for the payment of which such Person is responsible or liable, directly or indirectly, as obligor, guarantor or otherwise, including by means of any Guarantee.

          Notwithstanding the foregoing, in connection with the purchase by the Borrower or any Restricted Subsidiary of any business, the term "Indebtedness" shall exclude post-closing payment adjustments to which the seller may become entitled to the extent such payment is determined by a final closing balance sheet or such payment depends on the performance of such business after the closing; provided, however, that, at the time of closing, the amount of any such payment is not determinable and, to the extent such payment thereafter becomes fixed and determined, the amount is paid within 30 days thereafter.

          The amount of Indebtedness of any Person at any date shall be the outstanding balance at such date of all unconditional obligations as described above; provided, however, that in the case of Indebtedness sold at a discount, the amount of such Indebtedness at any time will be the accreted value thereof at such time.

          "Indemnified Taxes" means Taxes other than Excluded Taxes.

          "Indemnitee" has the meaning set forth in Section 9.03.

          "Information" has the meaning set forth in Section 9.12.

          "Intellectual Property" has the meaning set forth in the Guarantee and Collateral Agreement.

          "Intercompany Items" means obligations owed by the Borrower or any Subsidiary to the Borrower or any other Subsidiary.

          "Interest Election Request" means a request by the Borrower to convert or continue a Borrowing in accordance with Section 2.05 in substantially the form of Exhibit B hereto.

          "Interest Payment Date" means (a) with respect to any ABR Loan, the last day of each March, June, September and December and (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months' duration, each day prior to the last day of such Interest Period that occurs at intervals of three months' duration after the first day of such Interest Period.

          "Interest Period" means, with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter, as the Borrower may elect; provided that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (ii) any Interest Period pertaining to a Eurodollar Borrowing that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and, in the case of a Borrowing, thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

          "Interest Rate Agreement" means, with respect to any Person, any interest rate protection agreement, interest rate future agreement, interest rate option agreement, interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate hedge agreement or other similar agreement or arrangement to which such Person is a party or of which it is a beneficiary.

          "Investment" in any Person means any direct or indirect advance, loan or other extension of credit (including by way of Guarantee or similar arrangement) or capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase or acquisition of Capital Stock, Indebtedness or other similar instruments issued by, such Person. For purposes of the definition of "Unrestricted Subsidiary" and Section 6.02:

               (1) "Investment" shall include the portion (proportionate to the Borrower's equity interest in such Subsidiary) of the Fair Market Value of the net assets of any Subsidiary of the Borrower at the time that such Subsidiary is designated an Unrestricted Subsidiary; provided, however, that upon a redesignation of such Subsidiary as a Restricted Subsidiary, the Borrower shall be deemed to continue to have a permanent "Investment" in an Unrestricted Subsidiary in an amount (if positive) equal to:

                    (A) the Borrower's "Investment" in such Subsidiary at the
               time of such redesignation less

                    (B) the portion (proportionate to the Borrower's equity
               interest in such Subsidiary) of the Fair Market Value of the net assets of such Subsidiary at the time of such redesignation; and

               (2) any property transferred to or from an Unrestricted Subsidiary shall be valued at its Fair Market Value at the time of such transfer.

          In the event that the Borrower sells Capital Stock of a Restricted Subsidiary such that after giving effect to such sale, such Restricted Subsidiary would no longer constitute a Restricted Subsidiary, any Investment in such Person remaining after giving effect to such sale shall be deemed to constitute an Investment made on the date of such sale of Capital Stock.

          "JPMCB" means JPMorgan Chase Bank, N.A., and its successors.

          "Junior Lien Indenture" means the Indenture dated as of March 12, 2004, among the Borrower, the subsidiary guarantors party thereto and Wells Fargo Bank, N.A., as trustee.

          "Lenders" means the Persons listed on Schedule 2.01 and any other Person that shall have become a party hereto pursuant to an Assignment and Assumption, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption.

          "Lenders Lien Subordination and Intercreditor Agreement" means the Lenders Lien Subordination and Intercreditor Agreement between the Collateral Agent and the collateral agent under the Second Lien Agreement, dated as of April 8, 2005, as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein).

          "LIBO Rate" means, with respect to any Eurodollar Borrowing for any Interest Period, the rate appearing on Page 3750 of the Dow Jones Market Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the

London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason with respect to any Eurodollar Borrowing, then the "LIBO Rate" with respect to such Eurodollar Borrowing for such Interest Period shall be the rate (rounded upwards, if necessary, to the next 1/100 of 1%) at which dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

          "Lien" means, with respect to any asset, (a) any mortgage, deed of trust, French delegation of claims, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, and (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset.

          "Lien Subordination and Intercreditor Agreement" means the Lien Subordination and Intercreditor Agreement dated as of March 12, 2004, among JPMCB, Wilmington Trust Company, the Borrower and the Subsidiary Guarantors.

          "Loans" means the loans made to the Borrower pursuant to the Existing Credit Agreement and continued under this Agreement and the loans made pursuant to Section 2.01. "Loans" shall include the Co-Borrower Loans.

          "Lockbox Agreements" has the meaning assigned to such term in the Guarantee and Collateral Agreement.

          "Lockbox Deposit Account" has the meaning assigned to such term in the Guarantee and Collateral Agreement.

          "Lockbox Deposit Account Institution" has the meaning assigned to such term in the Guarantee and Collateral Agreement.

          "Lockbox System" has the meaning assigned to such term in the Guarantee and Collateral Agreement.

          "Majority Lenders" means, at any time, Lenders having Loans representing more than 50% of the aggregate principal amount of the total Loans outstanding.

          "Material Adverse Change" means a material adverse change in or effect on (a) the business, operations, properties, assets or financial condition (including as a result of the effects of any contingent liabilities thereon) of the Borrower and the Subsidiaries, taken as a whole, (b) the ability of the Credit Parties, taken as a whole, to perform obligations under this Agreement and the other Credit Documents that are material to the rights or interests of the Lenders or (c) the rights of or benefits available to the Lenders under this Agreement and the other Credit Documents that are material to the interests of the Lenders.

          "Material Foreign Subsidiary" means, at any time, each Foreign Subsidiary that had Total Assets with an aggregate book value in excess of $50,000,000 as of December 31, 2006, or if later, as of the end of the most recent fiscal quarter for which financial statements have been delivered (or deemed delivered) pursuant to Section 5.01(a) or (b).

          "Material Indebtedness" means Indebtedness (other than the Loans), or obligations in respect of one or more Swap Agreements, of any one or more of the Borrower and the Subsidiaries in an aggregate principal amount exceeding $100,000,000. For purposes of determining Material Indebtedness, the "principal amount" of the obligations of the Borrower or any Subsidiary in respect of any Swap Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that the Borrower or such Subsidiary would be required to pay if such Swap Agreement were terminated at such time, calculated in accordance with the terms of such Swap Agreement.

          "Material Intellectual Property" means all Intellectual Property of the Borrower and the Grantors, other than Intellectual Property that in the aggregate is not material to the business of the Borrower and the Subsidiaries, taken as a whole.

          "Material Subsidiary" means, at any time, each Subsidiary other than Subsidiaries that do not represent more than 5% for any such individual Subsidiary, or more than 10% in the aggregate for all such Subsidiaries, of either (a) Consolidated Total Assets or (b) Consolidated Revenue for the period of four fiscal quarters most recently ended.

          "Maturity Date" means April 30, 2014.

          "Moody's" means Moody's Investors Service, Inc., or any successor thereto.

          "Mortgage" means a mortgage or deed of trust, assignment of leases and rents, or other security documents reasonably satisfactory in form and substance to the Collateral Agent granting a Lien on any Mortgaged Property to secure the Obligations, and shall include each amendment and restatement of any existing Mortgage in connection with the amendment and restatement of the Existing Credit Agreement.

          "Mortgaged Property" means, at any time, each parcel of real property listed in Schedule 1.01B and the improvements thereto.

          "Multiemployer Plan" means a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

          "NAIC" means the National Association of Insurance Commissioners.

          "Net Available Cash" from an Asset Disposition means cash payments received (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or otherwise and proceeds from the sale or other disposition of any securities received as consideration, in each case only as and when received, but excluding any other consideration received in the form of assumption by the acquiring Person of Indebtedness or other obligations relating to the properties or assets that are the subject of such Asset Disposition or received in any other noncash form) therefrom, in each case net of:

               (1) all legal, accounting, investment banking, title and recording tax expenses, commissions and other fees and expenses incurred, and all Federal, state, provincial, foreign and local taxes required to be paid or accrued as a liability under GAAP, as a consequence of such Asset Disposition;

               (2) all payments made on any Indebtedness which is secured by any assets subject to such Asset Disposition, in accordance with the terms of any Lien upon or other security agreement of any kind with respect to such assets, or which must by its terms, or in order to obtain a necessary consent to such Asset Disposition, or by applicable law be repaid out of the proceeds from such Asset Disposition;

               (3) all distributions and other payments required to be made to minority interest holders in Subsidiaries or joint ventures as a result of such Asset Disposition; and

               (4) appropriate amounts to be provided by the seller as a reserve, in accordance with GAAP, against any liabilities associated with the property or other assets disposed of in such Asset Disposition and retained by the Borrower or any Restricted Subsidiary after such Asset Disposition (but only for so long as such reserve is maintained).

          "Net Cash Proceeds" means, with respect to any issuance or sale of Capital Stock, the cash proceeds of such issuance or sale net of attorneys' fees, accountants' fees, underwriters' or placement agents' fees, listing fees, discounts or commissions and brokerage, consultant and other fees actually incurred in connection with such issuance or sale and net of taxes paid or payable as a result thereof.

          "Net Intercompany Items" means, in the case of any Subsidiary, (a) the aggregate amount of the Intercompany Items owed by the Borrower or any other Subsidiary to such Subsidiary minus (b) the aggregate amount of the Intercompany Items owed by such Subsidiary to the Borrower or any other Subsidiary.

          "North American Subsidiary" means any Subsidiary organized under the laws of the United States or Canada or any of their respective states, provinces, territories or possessions or any political subdivision of any thereof.

          "Obligations" means (a) the due and punctual payment of (i) the principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and (ii) all other monetary obligations of the Credit Parties to any of the Secured Parties under this Agreement and each of the other Credit Documents, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), and (b) the due and punctual performance of all other obligations of the Credit Parties to any of the Secured Parties under this Agreement and the other Credit Documents.

          "Other Taxes" means any and all present or future stamp, documentary, excise, recording, transfer, sales, property or similar taxes, charges or levies arising from any payment made under any Credit Document or from the execution, delivery or enforcement of, or otherwise with respect to, any Credit Document.

          "Participant" has the meaning assigned to such term in Section 9.04.

          "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

          "Permitted Business" means any business engaged in by the Borrower or any Restricted Subsidiary on the Restatement Date and any Related Business.

          "Permitted Investment" means an Investment by the Borrower or any Restricted Subsidiary in:

               (1) the Borrower, a Restricted Subsidiary or a Person that will, upon the making of such Investment, become a Restricted Subsidiary;

               (2) another Person if as a result of such Investment such other Person is merged or consolidated with or into, or transfers or conveys all or substantially all its assets to, the Borrower or a Restricted Subsidiary;

               (3) Temporary Cash Investments;

               (4) receivables owing to the Borrower or any Restricted Subsidiary if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms; provided, however, that such trade terms may include such concessionary trade terms as the Borrower or any such Restricted Subsidiary deems reasonable under the circumstances;

               (5) payroll, travel and similar advances to cover matters that are expected at the time of such advances ultimately to be treated as expenses for accounting purposes and that are made in the ordinary course of business;

               (6) loans or advances to employees made in the ordinary course of business of the Borrower or such Restricted Subsidiary;

               (7) stock, obligations or securities received in settlement of disputes with customers or suppliers or debts (including pursuant to any plan of reorganization or similar arrangement upon insolvency of a debtor) created in the ordinary course of business and owing to the Borrower or any Restricted Subsidiary or in satisfaction of judgments;

               (8) any Person to the extent such Investment represents the non cash portion of the consideration received for an Asset Disposition that was made pursuant to and in compliance with Section 6.04;

               (9) a Receivables Entity or any Investment by a Receivables Entity in any other Person in connection with a Qualified Receivables Transaction, including Investments of funds held in accounts permitted or required by the arrangements governing such Qualified Receivables Transaction or any related Indebtedness; provided, however, that any Investment in a Receivables Entity is in the form of a Purchase Money Note, contribution of additional receivables or an equity interest;

               (10) any Person to the extent such Investments consist of prepaid expenses, negotiable instruments held for collection and lease, utility and workers' compensation, performance and other similar deposits made in the ordinary course of business by the Borrower or any Restricted Subsidiary;

               (11) any Person to the extent such Investments consist of Hedging Obligations otherwise permitted under Section 6.01;

               (12) any Person to the extent such Investment in such Person existed on the Restatement Date and any Investment that replaces, refinances or refunds such an Investment, provided that the new Investment is in an amount that does not exceed that amount replaced, refinanced or refunded and is made in the same Person as the Investment replaced, refinanced or refunded;

               (13) advances to, and Guarantees for the benefit of, customers, dealers or suppliers made in the ordinary course of business and consistent with past practice; and

               (14) any Person to the extent such Investment, when taken together with all other Investments made pursuant to this clause (14) and then outstanding on the date such Investment is made, does not exceed the greater of (A) the sum of (i) $500,000,000 and (ii) any amounts under

          Section 6.02(a)(3)(iv)(x) that were excluded by operation of the proviso in Section 6.02(a)(3)(iv) and which excluded amounts are not otherwise included in Consolidated Net Income or intended to be permitted under any of clauses (1) through (13) of this definition and
          (B) 5.0% of Consolidated assets of the Borrower as of the end of the most recent fiscal quarter for which financial statements of the Borrower have been filed with the SEC.

          "Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

          "Plan" means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV or Section 302 of ERISA or Section 412 of the Code, and in respect of which the Borrower, any Subsidiary or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

          "Preferred Stock," as applied to the Capital Stock of any Person, means Capital Stock of any class or classes (however designated) that is preferred as to the payment of dividends, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Person, over shares of Capital Stock of any other class of such Person.

          "Prime Rate" means the rate of interest per annum publicly announced from time to time by JPMCB (or any successor Administrative Agent appointed or chosen pursuant to Article VIII hereof) as its prime rate in effect at its principal office in New York City. Each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

          "Priority Secured Indebtedness" means (i) First Lien Indebtedness,
(ii) Secured Indebtedness that is secured by Liens on the Collateral that are not subordinated to the Liens securing the Obligations and (iii) Secured Indebtedness to the extent secured by Liens on assets not included in the Collateral, in the case of each of clauses (i) through (iii) limited to the portion of such Indebtedness that is so secured.

          "Pro Forma Senior Secured Leverage Ratio" means, as of the last day of any period, the ratio, determined on a pro forma basis as described below, of
(a) Consolidated Net Secured Indebtedness as of such day to (b) EBITDA for such period. All computations required to be made for purposes of determining the Pro Forma Senior Secured Leverage Ratio at any time shall be made giving pro forma effect to any incurrence, increase or reduction of Indebtedness or Consolidated Net Secured Indebtedness, and any acquisition, Investment, Asset Disposition or Specified Asset Sale, in each case occurring after the last day of the applicable period and prior to such time of determination, and, to the extent applicable, the historical earnings and cash flows associated with the assets acquired or disposed of, in each case as if such transaction occurred on the first day of the period in respect of which such computations are being made, but shall not take into account any projected synergies or similar benefits expected to be realized as a result of such event; provided that no such acquisition, Investment, Asset Disposition or Specified Asset Sale shall be reflected on a pro forma basis unless the aggregate consideration in respect thereof has a fair value in excess of $250,000,000. In connection with such computations, if the Incurrence of any Indebtedness is being given pro forma effect and such Indebtedness bears a floating rate of interest, the interest expense on such Indebtedness shall be calculated as if the rate in effect on the date of determination had been the applicable rate for the entire period. Pro forma computations shall be made in good faith by a Financial Officer of the Borrower.

          "Purchase Money Indebtedness" means Indebtedness:

               (1) consisting of the deferred purchase price of property, plant and equipment, conditional sale obligations, obligations under any title retention agreement and other obligations Incurred in connection with the acquisition, construction or improvement of such asset, in each case where the amount of such Indebtedness does not exceed the greater of (A) the cost of the asset being financed and (B) the Fair Market Value of such asset; and

               (2) Incurred to finance such acquisition, construction or improvement by the Borrower or a Restricted Subsidiary of such asset;

provided, however, that such Indebtedness is Incurred within 180 days after such acquisition or the completion of such construction or improvement.

          "Purchase Money Note" means a promissory note of a Receivables Entity evidencing a line of credit, which may be irrevocable, from the Borrower or any Subsidiary of the Borrower to a Receivables Entity in connection with a Qualified Receivables Transaction, which note:

               (1) shall be repaid from cash available to the Receivables Entity, other than:

                    (A) amounts required to be established as reserves;

                    (B) amounts paid to investors in respect of interest;

                    (C) principal and other amounts owing to such investors; and

                    (D) amounts paid in connection with the purchase of newly
               generated receivables; and

                    (2) may be subordinated to the payments described in clause
               (A).

          "Qualified Receivables Transaction" means any transaction or series of transactions that may be entered into by the Borrower or any of its Subsidiaries pursuant to which the Borrower or any of its Subsidiaries may sell, convey or otherwise transfer to:

               (1) a Receivables Entity (in the case of a transfer by the Borrower or any of its Subsidiaries); or

               (2) any other Person (in the case of a transfer by a Receivables Entity);

or may grant a security interest in, any accounts receivable (whether now existing or arising in the future) of the Borrower or any of its Subsidiaries, and any assets related thereto including, without limitation, all collateral securing such accounts receivable, all contracts and all Guarantees or other obligations in respect of such accounts receivable, proceeds of such accounts receivable and other assets which are customarily transferred or in respect of which security interests are customarily granted in connection with asset securitization transactions involving accounts receivable; provided, however, that the financing terms, covenants, termination events and other provisions thereof shall be market terms (as determined in good faith by a Financial Officer of the Borrower); and provided further, however, that no such transaction or series of transactions shall be a Qualified Receivables Transaction if any of the accounts receivable subject thereto is or would absent such transaction or series of transactions otherwise be subject to a Lien securing any U.S. Bank Indebtedness.

          The grant of a security interest in any accounts receivable of the Borrower or any of its Restricted Subsidiaries to secure Bank Indebtedness shall not be deemed a Qualified Receivables Transaction.

          "Reaffirmation Agreement" shall mean the Reaffirmation of Guarantee and Security Documents substantially in the form of Exhibit F, among the Credit Parties and the Collateral Agent, pursuant to which the Credit Parties shall reaffirm their obligations under the Guarantee and Collateral Agreement and the Security Documents to which they are a party.

          "Receivables Entity" means a (a) Wholly Owned Subsidiary of the Borrower which is a Restricted Subsidiary and which is designated by the Board of Directors (as provided below) as a Receivables Entity or (b) another Person engaging in a Qualified Receivables Transaction with the Borrower which Person engages in the business of the financing of accounts receivable, and in either of clause (a) or (b):

               (1) no portion of the Indebtedness or any other obligations (contingent or otherwise) of which

                    (A) is Guaranteed by the Borrower or any Subsidiary of the
               Borrower (excluding Guarantees of obligations (other than the principal of, and interest on, Indebtedness) pursuant to Standard Securitization Undertakings);

                    (B) is recourse to or obligates the Borrower or any
               Subsidiary of the Borrower in any way other than pursuant to Standard Securitization Undertakings; or

                    (C) subjects any property or asset of the Borrower or any
               Subsidiary of the Borrower, directly or indirectly, contingently or otherwise, to the satisfaction thereof, other than pursuant to Standard Securitization Undertakings;

               (2) which is not an Affiliate of the Borrower or with which neither the Borrower nor any Subsidiary of the Borrower has any material contract, agreement, arrangement or understanding other than on terms which the Borrower reasonably believes to be no less favorable to the Borrower or such Subsidiary than those that might be obtained at the time from Persons that are not Affiliates of the Borrower; and

               (3) to which neither the Borrower nor any Subsidiary of the Borrower has any obligation to maintain or preserve such entity's financial condition or cause such entity to achieve certain levels of operating results.

          Any such designation by the Board of Directors shall be evidenced to the Administrative Agent by filing with the Administrative Agent a certified copy of the resolution of the Board of Directors giving effect to such designation and a certificate of a Financial Officer certifying that such designation complied with the foregoing conditions.

          "Reference Date" means March 12, 2004.

          "Refinance" means, in respect of any Indebtedness, to refinance, extend, renew, refund, repay, prepay, redeem, defease or retire, or to issue other Indebtedness in exchange or replacement for, such Indebtedness, including, in any such case from time to time, after the discharge of the Indebtedness being Refinanced. "Refinanced" and "Refinancing" shall have correlative meanings.

          "Refinancing Indebtedness" means Indebtedness that is Incurred to Refinance (including pursuant to any defeasance or discharge mechanism) any Indebtedness of the Borrower or any Restricted Subsidiary existing on the Restatement Date or Incurred in compliance with this Agreement (including Indebtedness of the Borrower that Refinances Refinancing Indebtedness); provided, however, that:

               (1) the Refinancing Indebtedness has a Stated Maturity no earlier than the Stated Maturity of the Indebtedness being Refinanced;

               (2) the Refinancing Indebtedness has an Average Life at the time such Refinancing Indebtedness is Incurred that is equal to or greater than the Average Life of the Indebtedness being refinanced;

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                                                                              33


               (3) such Refinancing Indebtedness is Incurred in an aggregate principal amount (or if Incurred with original issue discount, an aggregate issue price) that is equal to or less than the aggregate principal amount of the Indebtedness being refinanced (or if issued with original issue discount, the aggregate accreted value) then outstanding (or that would be outstanding if the entire committed amount of any credit facility being Refinanced were fully drawn (other than any such amount that would have been prohibited from being drawn pursuant to Section 6.01) (plus fees and expenses, including any premium and defeasance costs);

               (4) if the Indebtedness being Refinanced is subordinated in right of payment to the Obligations, such Refinancing Indebtedness is subordinated in right of payment to the Obligations at least to the same extent as the Indebtedness being Refinanced; and

               (5) if Incurred by the Borrower or any Domestic Subsidiary, the Refinancing Indebtedness is not secured by Liens on any assets other than the assets that secured the Indebtedness being refinanced, and any such Liens have no greater priority than the Liens securing the Indebtedness being refinanced;

provided further, however, that Refinancing Indebtedness shall not include:

                    (A) Indebtedness of a Restricted Subsidiary that is not a
               Subsidiary Guarantor that Refinances Indebtedness of the Borrower; or

                    (B) Indebtedness of the Borrower or a Restricted Subsidiary
               that Refinances Indebtedness of an Unrestricted Subsidiary.

          "Register" has the meaning set forth in Section 9.04.

          "Related Business" means any business reasonably related, ancillary or complementary to the business of the Borrower and its Restricted Subsidiaries on the Restatement Date.

          "Related Parties" means, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents, counsel, trustees and other advisors of such Person and such Person's Affiliates.

          "Restatement Date" means the date on which the conditions specified in
Section 4.01 are satisfied (or waived in accordance with Section 9.02).

          "Restatement Date Perfection Certificate" means a certificate in the form of Exhibit G or any other form approved by the Collateral Agent.

          "Restricted Payment" in respect of any Person means:

               (1) the declaration or payment of any dividend, any distribution on or in respect of its Capital Stock or any similar payment (including any payment in connection with any merger or consolidation involving the Borrower or any Restricted Subsidiary) to the direct or indirect holders of its Capital Stock in their capacity as such, except (A) dividends or distributions payable solely in its Capital Stock (other than Disqualified Stock or, in the case of a Restricted Subsidiary, Preferred Stock) and (B) dividends or distributions payable to the Borrower or a Restricted Subsidiary (and, if such Restricted Subsidiary has Capital Stock held by Persons other than the Borrower or other Restricted Subsidiaries, to such other Persons on no more than a pro rata basis);

               (2) the purchase, repurchase, redemption, retirement or other acquisition ("Purchase") for value of any Capital Stock of the Borrower held by any Person (other than the Borrower or a Restricted Subsidiary) or any Capital Stock of a Restricted Subsidiary held by any affiliate of such Person (other than by a Restricted Subsidiary) (other than in exchange for Capital Stock of the Borrower that is not Disqualified Stock);

               (3) the Purchase for value, prior to scheduled maturity, any scheduled repayment or any scheduled sinking fund payment, of any Subordinated Obligations (other than the Purchase for value of Subordinated Obligations acquired in anticipation of satisfying a sinking fund obligation, principal installment or final maturity, in each case due within one year of the date of such Purchase); or

               (4) any Investment (other than a Permitted Investment) in any Person.

          "Restricted Subsidiary" means any Subsidiary of the Borrower other than an Unrestricted Subsidiary.

          "Sale/Leaseback Transaction" means an arrangement relating to property, plant and equipment now owned or hereafter acquired by the Borrower or a Restricted Subsidiary whereby the Borrower or a Restricted Subsidiary transfers such property to a Person and the Borrower or such Restricted Subsidiary leases it from such Person, other than (i) leases between the Borrower and a Restricted Subsidiary or between Restricted Subsidiaries or (ii) any such transaction entered into with respect to any property, plant and equipment or any improvements thereto at the time of, or within 180 days after, the acquisition or completion of construction of such property, plant and equipment or such improvements (or, if later, the commencement of commercial operation of any such property, plant and equipment), as the case may be, to finance the cost of such property, plant and equipment or such improvements, as the case may be.

          "SEC" means the Securities and Exchange Commission.

          "Second Lien Agreement" means this Agreement, the Amended and Restated Second Lien Credit Agreement dated as of the date hereof, among the Borrower, certain lenders and JPMCB, as administrative agent, as amended, restated, supplemented, waived, replaced (whether or not upon termination, and whether with the original lenders or otherwise), refinanced, restructured or otherwise modified from time to time.

          "Secured Indebtedness" means any Indebtedness of the Borrower secured by a Lien. "Secured Indebtedness" of a Subsidiary has a correlative meaning.

          "Secured Parties" means the Administrative Agent, the Collateral Agent and each Lender.

          "Security Documents" means the Reaffirmation Agreement, the Guarantee and Collateral Agreement, the Foreign Pledge Agreements, the Canadian Security Agreements, the Mortgages and each other instrument or document delivered pursuant to Section 5.08 to secure any of the Obligations.

          "Senior Indebtedness" of the Borrower or any Subsidiary Guarantor, as the case may be, means the principal of, premium (if any) and accrued and unpaid interest on (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization of the Borrower or any Subsidiary Guarantor, as applicable, regardless of whether or not a claim for post-filing interest is allowed in such proceedings), and fees and other amounts owing in respect of Bank Indebtedness, Indebtedness under the 2006 Indenture (in the case of the Borrower) and Guarantees thereof (in the case of the Subsidiary Guarantors) and all other Indebtedness of the Borrower or any Subsidiary Guarantor, as applicable, whether outstanding on the 2006 Indenture Closing Date or thereafter Incurred, unless in the instrument creating or evidencing the same or pursuant to which the same is outstanding it is provided that such obligations are subordinated in right of payment to the Indebtedness under the 2006 Indenture or such Subsidiary Guarantor's Guarantee thereof, as applicable; provided, however, that Senior Indebtedness of the Borrower or any Subsidiary Guarantor shall not include: (a) any obligation of the Borrower to any Subsidiary of the Borrower or of such Subsidiary Guarantor to the Borrower or any other Subsidiary of the Borrower; (b) any liability for Federal, state, local or other taxes owed or owing by the Borrower or such Subsidiary Guarantor, as applicable; (c) any accounts payable or other liability to trade creditors arising in the ordinary course of business (including Guarantees thereof or instruments evidencing such liabilities); (d) any Indebtedness or obligation of the Borrower (and any accrued and unpaid interest in respect thereof) that by its terms is subordinate or junior in right of payment to any other Indebtedness or obligation of the Borrower or such Subsidiary Guarantor, as applicable, including any Subordinated Obligations (as defined in the 2006 Indenture) of the Borrower or such Subsidiary Guarantor, as applicable; (e) any obligations with respect to Capital Stock; or (f) any Indebtedness Incurred in violation of this Agreement.

          "Senior Subordinated-Lien Collateral Agent" means, as to any Senior Subordinated-Lien Indebtedness, the collateral agent under the applicable Senior Subordinated-Lien Indebtedness Security Documents.

          "Senior Subordinated-Lien Governing Documents" means each Indenture or other agreement or instrument providing for the issuance or setting forth the terms of any Senior Subordinated-Lien Indebtedness.

          "Senior Subordinated-Lien Indebtedness" means Indebtedness of the Borrower that (a) is secured by Liens permitted under Section 6.06(b), but that is not secured by Liens on any additional assets, (b) constitutes Initial Junior Indebtedness or Designated Junior Obligations under and as defined in the Lien Subordination and Intercreditor Agreement, and the Liens securing which are subordinated under the Lien Subordination and Intercreditor Agreement to the Liens securing the Obligations and (c) does not contain provisions inconsistent with the restrictions of Schedule 1.01C. Each of the Borrower's 11% Senior Secured Notes due 2011 and its Senior Secured Floating Rate Notes due 2011 issued on March 12, 2004, and the Indebtedness under the Third Lien Agreement are Senior Subordinated-Lien Indebtedness.

          "Senior Subordinated-Lien Indebtedness Security Documents" means, as to any Senior Subordinated-Lien Indebtedness, the security agreements, pledge agreements, mortgages and other documents creating Liens on assets of the Borrower and the Subsidiary Guarantors to secure the applicable Senior Subordinated-Lien Obligations.

          "Senior Subordinated-Lien Obligations" means, as to any Senior Subordinated-Lien Indebtedness, (a) the principal of and all premium or make-whole amounts, if any, and interest payable in respect of such Senior Subordinated-Lien Indebtedness, (b) any amounts payable under Guarantees of such Senior Subordinated-Lien Indebtedness by Subsidiaries and (c) all other amounts payable by the Borrower or any Subsidiary under such Senior Subordinated-Lien Indebtedness, the applicable Senior Subordinated-Lien Indebtedness Security Documents (to the extent such amounts relate to such Senior Subordinated-Lien Indebtedness) or the applicable Senior Subordinated-Lien Governing Documents.

          "Specified Asset Sale" means (i) the sale of all or a substantial portion of the assets and liabilities of the Borrower's Engineered Products Division or (ii) the sale of all or a portion of the Borrower's properties in Akron, Summit County, Ohio.

          "Specified Jurisdiction" means The United States of America and
Canada.

          "Standard & Poor's" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

          "Standard Securitization Undertakings" means representations, warranties, covenants and indemnities entered into by the Borrower or any Subsidiary of the Borrower which, taken as a whole, are customary in an accounts receivable transaction.

          "Stated Maturity" means, with respect to any Indebtedness, the date specified in the documentation governing such Indebtedness as the fixed date on which the final payment of principal of such Indebtedness is due and payable, including pursuant to any mandatory redemption provision (but excluding any provision providing for the repurchase of such Indebtedness at the option of the holder thereof upon the happening of any contingency beyond the control of the Borrower unless such contingency has occurred). The "Stated Maturity" of the Obligations means the Maturity Date.

          "Statutory Reserve Rate" means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject, with respect to the Adjusted LIBO Rate, for Eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute Eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

          "Subordinated Obligation" means any Indebtedness of the Borrower (whether outstanding on the Restatement Date or thereafter Incurred) (a) that by its terms is subordinate or junior in right of payment to the Obligations or (b) that is not Secured Indebtedness or (c) that is secured subject to an agreement subordinating its Liens to those securing the Obligations. For the avoidance of doubt, "Subordinated Obligations" shall include the Senior Subordinated-Lien Obligations and any unsecured Indebtedness of the Borrower and the Subsidiary Guarantors (including the Borrower's 4% Convertible Senior Notes due 2034 and Floating Rate Notes due 2009). "Subordinated Obligation" of a Subsidiary Guarantor has a correlative meaning.

          "subsidiary" means, with respect to any Person (the "parent") at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which are consolidated with those of the parent in the parent's consolidated financial statements in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

          "Subsidiary" means any subsidiary of the Borrower (other than Tire & Wheel Assemblies, Inc. at any time when not more than 50% of the Capital Stock or 50% of the voting power are, as of such date, owned or Controlled by the Borrower).

          "Subsidiary Guarantor" means any Subsidiary that is, or is required pursuant to Section 5.08 to become, a Guarantor (as defined in the Guarantee and Collateral Agreement).

          "Swap Agreement" means any agreement in respect of any Hedging Obligations.

          "Taxes" means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

          "Temporary Cash Investments" means any of the following:

          (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

          (b) investments in commercial paper maturing within 270 days from the date of acquisition thereof, and having, at such date of acquisition, ratings of A2 or higher from Standard & Poor's and P2 or higher from Moody's;

          (c) investments in certificates of deposit, banker's acceptances and time deposits maturing within 180 days from the date of acquisition thereof and issued or guaranteed by or placed with, and money market deposit accounts issued or offered by any commercial bank organized under the laws of the United States of America or any state thereof which has a short-term deposit rating of A1 from Standard & Poor's and P1 from Moody's and has a combined capital and surplus and undivided profits of not less than $500,000,000;

          (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution described in clause (c) above;

          (e) money market funds that (i) comply with the criteria set forth in SEC Rule 2a-7 under the Investment Company Act of 1940, (ii) are rated AAA by Standard & Poor's and Aaa by Moody's and (iii) have portfolio assets of at least $3,000,000,000;

          (f) investments of the type and maturity described in clauses (b) through (e) of foreign obligors, which investments or obligor have ratings described in such clauses or equivalent ratings from comparable foreign rating agencies (and with respect to clause (e), are not required to comply with the Rule 2a-7 criteria);

          (g) investments of the type and maturity described in clause (c) in any obligor organized under the laws of a jurisdiction other than the United States that (A) is a branch or subsidiary of a Lender or the ultimate parent company of a Lender under any of the Credit Facilities Agreements (but only if such Lender meets the ratings and capital, surplus and undivided profits requirements of such clause (c)) or (B) carries a rating at least equivalent to the rating of the sovereign nation in which it is located; and

          (h) in the case of any Foreign Subsidiary, (i) marketable direct obligations issued or unconditionally guaranteed by the sovereign nation in which such Foreign Subsidiary is organized and is conducting business or issued by an agency of such sovereign nation and backed by the full faith and credit of such sovereign nation, in each case maturing within one year from the date of acquisition, so long as the indebtedness of such sovereign nation is rated at least A by Standard & Poor's or A2 by Moody's or carries an equivalent rating from a comparable foreign rating agency, and (ii) other investments of the type and maturity described in clause (c) in obligors organized under the laws of a jurisdiction other than the United States in any country in which such Subsidiary is located, provided, however, that the investments permitted under this subclause (ii) shall be made in amounts and jurisdictions consistent with the Borrower's policies governing short-term investments.

          "Third Lien Agreement" means the Third Lien Credit Agreement dated as of April 8, 2005, among the Borrower, certain Subsidiaries of the Borrower party thereto, certain lenders and JPMCB, as administrative agent, as amended, restated, supplemented, waived, replaced (whether or not upon termination, and whether with the original lenders or otherwise), refinanced, restructured or otherwise modified from time to time (except to the extent that any such amendment, restatement, supplement, waiver, replacement, refinancing, restructuring or other modification thereto would be prohibited by the terms of this Agreement, unless otherwise agreed to by the Majority Lenders).

          "Third Lien Collateral Agreement" means the Collateral Agreement dated as of March 12, 2004, among the Borrower, the Subsidiaries of the Borrower identified therein and Wilmington Trust Company, as collateral agent, as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein).

          "Total Assets" of any Subsidiary means (a) in the case of any Subsidiary organized in a Specified Jurisdiction, (i) the total assets of such Subsidiary, excluding Intercompany Items, plus (ii) if the Net Intercompany Items of such Subsidiary shall be positive, the amount of such Net Intercompany Items; and (b) in the case of any other Subsidiary, the total assets of such Subsidiary, excluding Intercompany Items.

          "Trade Payables" means, with respect to any Person, any accounts payable or any indebtedness or monetary obligation to trade creditors created, assumed or Guaranteed by such Person arising in the ordinary course of business in connection with the acquisition of goods or services.

          "Transactions" means the execution, delivery and performance by the Borrower of this Agreement and by the Borrower, the Subsidiary Guarantors and the Grantors, as applicable, of the Reaffirmation Agreement and the other Credit Documents, the borrowing of the Loans, the creation and the continuation of the Liens and Guarantees provided for in the Security Documents and the other transactions contemplated hereby.

          "2003 MGCA" means the Master Guarantee and Collateral Agreement dated as of March 31, 2003, among the Borrower, the subsidiary guarantors thereunder, the subsidiary grantors thereunder, certain other Subsidiaries, certain financial institutions, and the collateral agent thereunder.

          "2006 Indenture Closing Date" means November 21, 2006.

          "2006 Indenture" means the Indenture dated as of November 21, 2006, between the Borrower and Wells Fargo Bank, N.A., as Trustee.

          "Type", when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate or the Alternate Base Rate.

          "UCC" means Article 9 of the Uniform Commercial Code as from time to time in effect in the State of New York.

          "Unrestricted Subsidiary" means:

          (a) any Subsidiary of the Borrower that at the time of determination shall be designated an Unrestricted Subsidiary by the Board of Directors in the manner provided below and

          (b) any Subsidiary of an Unrestricted Subsidiary.

          The Board of Directors may designate any Subsidiary of the Borrower (including any newly acquired or newly formed Subsidiary of the Borrower) to be an Unrestricted Subsidiary unless such Subsidiary or any of its Subsidiaries owns any Capital Stock or Indebtedness of, or owns or holds any Lien on any property of, the Borrower or any other Subsidiary of the Borrower that is not a Subsidiary of the Subsidiary to be so designated; provided, however, that either:

               (A) the Subsidiary to be so designated has total Consolidated assets of $1,000 or less; or

               (B) if such Subsidiary has total Consolidated assets greater than $1,000, then such designation would be permitted under Section 6.02.

The Board of Directors may designate any Unrestricted Subsidiary to be a Restricted Subsidiary; provided, however, that immediately after giving effect to such designation:

          (x) (1) the Borrower could Incur $1.00 of additional Indebtedness under Section 6.01(a) or (2) the Consolidated Coverage Ratio for the Borrower and its Restricted Subsidiaries would be greater after giving effect to such designation than before such designation and

          (2) no Default shall have occurred and be continuing.

Any such designation of a Subsidiary as a Restricted Subsidiary or Unrestricted Subsidiary by the Board of Directors shall be evidenced to the Administrative Agent by promptly filing the Administrative Agent a copy of the resolution of the Board of Directors giving effect to such designation and a certificate of a Financial Officer certifying that such designation complied with the foregoing provisions.

          "U.S. Bank Indebtedness" means any and all amounts payable under or in respect of the U.S. Credit Agreements and any Refinancing Indebtedness with respect thereto or with respect to such Refinancing Indebtedness, as amended from time to time, including principal, premium (if any), interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Borrower whether or not a claim for post-filing interest is allowed in such proceedings), fees, charges, expenses, reimbursement obligations and all other amounts payable thereunder or in respect thereof.

          "U.S. Credit Agreements" means (i) the First Lien Agreement and (ii) the Second Lien Agreement, each as amended, restated, supplemented, waived, replaced (whether or not upon termination, and whether with the original lenders or otherwise), refinanced, restructured or otherwise modified from time to time (except to the extent that any such amendment, restatement, supplement, waiver, replacement, refinancing, restructuring or other modification thereto would be prohibited by the terms of this Agreement, unless otherwise agreed to by the Majority Lenders).

          "U.S. Dollar Equivalent" means with respect to any monetary amount in a currency other than dollars, at any time for determination thereof, the amount of dollars obtained by converting such foreign currency involved in such computation into dollars at the spot rate for the purchase of dollars with the applicable foreign currency as published in The Wall Street Journal in the "Exchange Rates" column under the heading "Currency Trading" on the date two Business Days prior to such determination.

          "Wholly Owned Subsidiary" of any Person shall mean a subsidiary of such Person of which securities (except for directors' qualifying shares) or other ownership interests representing 100% of the Capital Stock are, at the time any determination is being made, owned, controlled or held by such Person or one or more wholly owned Subsidiaries of such Person or by such Person and one or more wholly owned Subsidiaries of such Person.

          "Withdrawal Liability" means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

          SECTION 1.02. [intentionally omitted]

          SECTION 1.03. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, but shall not be deemed to include the subsidiaries of such Person unless express reference is made to such subsidiaries, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

          SECTION 1.04. Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Majority Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

                                   ARTICLE II

                                   The Credits

          SECTION 2.01. Restatement Date Transactions. Subject to the terms and conditions set forth herein, (a) each Continuing Lender will continue as a Lender under this Agreement holding on the Restatement Date, after giving effect to the transactions provided for herein, a Loan in the amount set forth opposite the name of such Lender on Schedule 2.01, and (b) each Lender having a Commitment as set forth in Schedule 2.01 agrees to make a Loan to the Borrower on the Restatement Date in a principal amount not exceeding its Commitment, which amount will be applied to repay outstanding Loans of the Lenders under the Existing Credit Agreement other than the Loans that continue under clause (a) above to be held by the Continuing Lenders holding the same immediately prior to the transactions provided for herein, with the result that each Lender will hold on the Restatement Date, after giving effect to the transactions provided for herein, a Loan in the amount set forth opposite its name on Schedule 2.01. Amounts paid

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                                                                              43


or prepaid in respect of Loans may not be reborrowed. The Commitments of Lenders shall expire at 5:00 p.m., New York City time, on the Restatement Date.

          SECTION 2.02. Loans and Borrowings. (a) Each Loan outstanding on the Restatement Date, after giving effect to the transactions provided for in
Section 2.01, shall be part of a Borrowing consisting of Loans held ratably by the Lenders in accordance with the percentages that their respective Loans bear to the aggregate principal amount of the outstanding Loans. The failure of any Lender having a Commitment to make any Loan required to be made by it on the Restatement Date shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender's failure to make Loans as required.

          (b) Subject to Section 2.10, each Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as the Borrower may request in accordance herewith. Each Lender at its option may make, convert or continue any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make, convert or continue such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement.

          (c) At the commencement of each Interest Period for any Eurodollar Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $5,000,000. At the time that each ABR Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $5,000,000. Borrowings of more than one Type may be outstanding at the same time; provided that there shall not at any time be more than a total of 20 Eurodollar Borrowings outstanding.

          (d) Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date.

          SECTION 2.03. Borrowing Procedure. To request a Borrowing on the Restatement Date, the Borrower shall notify the Administrative Agent of such request by telephone not later than 10:30 a.m., New York City time, on the Restatement Date. Such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Borrowing Request signed by the Borrower. Such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02:

          (i) the aggregate amount of the requested Borrowing;

          (ii) the proposed Restatement Date, which shall be a Business Day;

          (iii) whether such Borrowing is to be an ABR Borrowing; and

          (iv) the location and number of the Borrower's account to which funds are to be disbursed, which shall comply with the requirements of Section 2.04.

If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Eurodollar Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month's duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender's Loan to be made as part of the requested Borrowing.

          SECTION 2.04. Funding of Purchases. (a) Each Lender having a Commitment shall make each Loan to be made by it hereunder on the Restatement Date by wire transfer of immediately available funds by 12:30 p.m., New York City time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. The Administrative Agent will apply such amounts to pay Lenders under the Existing Credit Agreement the aggregate principal amount of the Loans of such lenders that will not be continued hereunder and held by the Continuing Lenders.

          (b) Unless the Administrative Agent shall have received notice from a Lender prior to the Restatement Date that such Lender will not make available to the Administrative Agent the funds required to be made available by such Lender under Section 2.01, the Administrative Agent may assume that such Lender has made such funds available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, repay Loans from Lenders under the Existing Credit Agreement in a corresponding amount. In such event, if a Lender has not in fact made its funds available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate applicable to ABR Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Loan included in such Borrowing. It is agreed that no payment by the Borrower under this paragraph will be subject to any break-funding payment under
Section 2.12.

          SECTION 2.05. Interest Elections. (a) Each Borrowing initially shall be of the Type outstanding and, in the case of a Eurodollar Borrowing, shall have the Interest Period in effect after giving effect to the transactions on the Restatement Date. Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing.

          (b) To make an election pursuant to this Section, the Borrower shall notify the Administrative Agent of such election by telephone (a) in the case of a Eurodollar Borrowing, not later than 3:00 p.m., New York City time, three Business Days before the date of the proposed Borrowing or (b) in the case of an ABR Borrowing, not later than 10:30 a.m., New York City time, on the date of the proposed Borrowing. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Interest Election Request signed by the Borrower.

          (c) Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02 and 2.16(c):

          (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

          (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

          (iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

          (iv) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period".

If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month's duration.

          (d) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender's portion of each resulting Borrowing.

          (e) If the Borrower fails to deliver a timely Interest Election Request with respect to a Eurodollar Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Majority Lenders, so notifies the Borrower, then, so long as an Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a Eurodollar Borrowing and (ii) unless repaid, each Eurodollar Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

          SECTION 2.06. Repayment of Loans; Evidence of Debt. (a) The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Loan on the Maturity Date.

          (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the Indebtedness of the Borrower to such Lender resulting from each Loan made or held by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

          (c) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender's share thereof.

          (d) The entries made in the accounts maintained pursuant to paragraph
(b) or (c) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein (including any failure to record the making or repayment of any Loan) shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement or prevent the Borrower's obligations in respect of Loans from being discharged to the extent of amounts actually paid in respect thereof.

          (e) Any Lender may request that Loans made by it be evidenced by a promissory note. In such event, the Borrower shall prepare, execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) in substantially the form set forth in Exhibit C hereto. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

          SECTION 2.07. Prepayment of Loans. (a) The Borrower shall have the right at any time and from time to time to voluntarily prepay any Borrowing in whole or in part, subject to paragraph (c) of this Section.

          (b) For purposes of complying with Section 6.04(c)(ii) or for any other reason, the Borrower may at any time make an offer to prepay Loans by notifying the Administrative Agent by telephone (confirmed by telecopy) of (i) the amount of the Loans subject to such prepayment offer and (ii) the date (which shall not be sooner than five Business Days after the date on which such notice is delivered) before which each Lender shall be entitled to elect, by written notice to the Administrative Agent, to receive a prepayment of its Loan in an amount equal to such Lender's ratable share of such prepayment amount based on the respective outstanding Loans of the Lenders. Promptly following receipt of any such notice from the Borrower, the Administrative Agent shall advise the Lenders of such prepayment offer. Within three Business Days of the Prepayment Election Date, the Borrower shall prepay such Loans as the Lenders shall have elected to have prepaid in accordance with the foregoing (and no prepayment shall be required in respect of amounts offered to Lenders who did not elect to accept a prepayment).

          (c) The Borrower shall notify the Administrative Agent by telephone (confirmed by telecopy) of any prepayment under paragraph (a) or (b) above (i) in the case of prepayment of a Eurodollar Borrowing, not later than 3:00 p.m., New York City time, three Business Days before the date of prepayment and (ii) in the case of prepayment of an ABR Borrowing, not later than 11:00 a.m., New York City time, one Business Day before the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid. Promptly following receipt of any such notice relating to a Borrowing, the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Borrowing under paragraph (a) shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section
2.02. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.09.

          SECTION 2.08. Fees. The Borrower agrees to pay to the Administrative Agent, for its own account, fees in the amounts and at the times separately agreed upon between the Borrower and the Administrative Agent.

          SECTION 2.09. Interest. (a) The Loans comprising each ABR Borrowing shall bear interest at the Alternate Base Rate plus 0.75% per annum; provided that at any time when the Borrower has effective corporate credit ratings of Ba3 or better from Moody's and BB- or better from Standard & Poor's, in each case with at least stable outlook, the Loans comprising each ABR Borrowing shall bear interest at the Alternate Base Rate plus 0.50% per annum.

          (b) The Loans comprising each Eurodollar Borrowing shall bear interest at the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus 1.75% per annum; provided that at any time when the Borrower has effective corporate credit ratings of Ba3 or better from Moody's and BB- or better from Standard & Poor's, in each case with at least stable outlook, the Loans comprising each Eurodollar Borrowing shall bear interest at the Adjusted LIBO Rate plus 1.50% per annum.

          (c) Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by the Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2.00% plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or (ii) in the case of any

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                                                                              48


other amount, 2.00% plus the rate applicable to ABR Loans as provided in paragraph (a) of this Section.

          (d) Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan; provided that (i) interest accrued pursuant to paragraph (c) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan, accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

          (e) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate or Adjusted LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

          SECTION 2.10. Alternate Rate of Interest. If prior to the commencement of any Interest Period for a Eurodollar Borrowing:

          (a) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate for such Interest Period; or

          (b) the Administrative Agent is advised by the Majority Lenders that the Adjusted LIBO Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or any Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective and (ii) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing. Each determination by the Administrative Agent hereunder shall be conclusive absent manifest error.

          SECTION 2.11. Increased Costs. (a) If any Change in Law shall:

          (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate); or

          (ii) impose on any Lender or the London interbank market any other condition (other than Taxes) affecting this Agreement or Eurodollar Loans made by such Lender;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan by an amount deemed by such Lender to be material, then the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.

          (b) If any Lender determines that any Change in Law regarding capital requirements has had or would have the effect of reducing the rate of return on such Lender's capital or on the capital of such Lender's holding company, if any, in each case by an amount deemed by such Lender to be material, as a consequence of this Agreement or the Loans made or held by such Lender, to a level below that which such Lender or such Lender's holding company would have achieved but for such Change in Law (taking into consideration such Lender's policies and the policies of such Lender's holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender's holding company for any such reduction suffered.

          (c) A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Borrower. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof, unless such amount is being contested by the Borrower in good faith.

          (d) Failure or delay on the part of any Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender's right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender pursuant to this Section for any increased costs or reductions incurred more than 180 days prior to the date that such Lender notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender's intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.

          SECTION 2.12. Break Funding Payments. In the event of (a) the payment of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, continue or prepay any Eurodollar Loan, or to convert any Loan to a Eurodollar Loan, on the date specified in any notice delivered pursuant hereto, or (d) the assignment of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to
Section 2.15, then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurodollar Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBO Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the eurodollar market. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof, unless such amount is being contested by the Borrower in good faith.

          SECTION 2.13. Taxes. (a) Any and all payments by or on account of any obligation of the Borrower or any other Credit Party hereunder or under any other Credit Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if the Borrower or any other Credit Party shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions of such Taxes (including deductions applicable to additional sums payable under this Section) the Administrative Agent or Lender (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made (and the Borrower shall pay or cause such Credit Party to pay such increased amount), (ii) the Borrower or such other Credit Party shall make such deductions and (iii) the Borrower or such other Credit Party shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

          (b) The Borrower shall indemnify the Administrative Agent and each Lender, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent or such Lender, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrower or any other Credit Party hereunder or under any other Credit Document (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable out-of-pocket expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender, or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

          (c) In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

          (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower or any other Credit Party to a Governmental Authority, the

Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

          (e) Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Borrower (with a copy to the Administrative Agent), at the time such Foreign Lender first becomes a party to this Agreement and at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrower as will permit such payments to be made without withholding or at a reduced rate; provided that such Foreign Lender has received written notice from the Borrower advising it of the availability of such exemption or reduction and supplying all applicable documentation; and provided further that no such written notice shall be required with respect to the applicable IRS Form W-8 a Foreign Lender is required to deliver to the Borrower to permit payments to be made without withholding of U.S. Federal income tax (or at a reduced rate of U.S. withholding tax).

          (f) Any Lender that is entitled to an exemption from withholding tax under the law of any jurisdiction in which a Co-Borrower is located, or under any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall make reasonable efforts to deliver to Goodyear for the account of the relevant Co-Borrower (with a copy to the Administrative Agent), at the time such Lender first becomes a party to this Agreement and at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by Goodyear as will permit such payments to be made without withholding or at a reduced rate; provided that such Lender has received written notice from Goodyear advising it of the availability of such exemption or reduction and supplying all applicable documentation.

          SECTION 2.14. Payments Generally; Pro Rata Treatment; Sharing of Setoffs. (a) Except as required or permitted under Section 2.07, 2.11, 2.12, 2.13, 2.15 or 9.03, each Borrowing, each payment or prepayment of principal of any Borrowing, each payment of interest on the Loans, each payment of fees and each refinancing of any Borrowing with a Borrowing of any Type, shall be allocated pro rata among the Lenders in accordance with the respective principal amounts of their outstanding Loans. Each Lender agrees that in computing such Lender's portion of any Borrowing to be made hereunder, the Administrative Agent may, in its discretion, round each Lender's percentage of such Borrowing to the next higher or lower whole dollar amount.

          (b) The Borrower shall make each payment required to be made by it hereunder (whether of principal, interest or fees, or of amounts payable under Section 2.11, 2.12 or 2.13 or otherwise) prior to 1:00 p.m., New York City time, on the date when due, in immediately available funds, without setoff, counterclaim or other deduction. Any amounts received after such time on any date may, in the discretion of the

Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent to the applicable account specified by the Administrative Agent for the account of the applicable Lenders or, in any such case, to such other account as the Administrative Agent shall from time to time specify in a notice delivered to the Borrower, except that payments pursuant to Sections 2.11, 2.12, 2.13, 2.15 and 9.03 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person in appropriate ratable shares to the appropriate recipient or recipients promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in dollars. Any payment required to be made by the Administrative Agent hereunder shall be deemed to have been made by the time required if the Administrative Agent shall, at or before such time, have taken the necessary steps to make such payment in accordance with the regulations or operating procedures of the clearing or settlement system used by the Administrative Agent to make such payment.

          (c) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties.

          (d) If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans. If any participations are purchased pursuant to the preceding sentence and all or any portion of the payments giving rise thereto are recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest. The provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant, other than to the Borrower or any Affiliate thereof (as to which the provisions of this paragraph shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law and under this Agreement, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of setoff

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                                                                              53


and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

          (e) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender, and to pay interest thereon for each day from and including the date such amount shall have been distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

          (f) If any Lender shall fail to make any payment required to be made by it hereunder for the account of the Administrative Agent or any Lender, then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender's obligations in respect of such payment until all such unsatisfied obligations are fully paid.

          SECTION 2.15. Mitigation Obligations; Replacement of Lenders. (a) If any Lender requests compensation under Section 2.11 or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.13, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.11 or 2.13, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

          (b) If any Lender requests compensation under Section 2.11, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.13, or if any Lender shall become the subject of any insolvency or similar proceeding or filing or default in its obligation to fund Loans hereunder, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Borrower shall have received the prior written consent of the Administrative Agent, which consent shall not unreasonably

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                                                                              54


be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued fees and all other amounts payable to it hereunder, from the assignee or the Borrower, as the case may be, and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.11 or payments required to be made pursuant to
Section 2.13, such assignment will result in a reduction in such compensation or payments.

          SECTION 2.16. Co-Borrowers. (a) Goodyear shall have the right to elect, for any reason, including a change in the tax laws of any relevant jurisdiction, to designate a portion of the Loans as Co-Borrower Loans of either Co-Borrower. In addition to the initial designation under this paragraph (a) with respect to each Co-Borrower, Goodyear will have the ability on up to three additional occasions during the term of this Agreement to designate additional Loans as Co-Borrower Loans of a Co-Borrower or to designate Co-Borrower Loans of a Co-Borrower as no longer being Co-Borrower Loans or as being Co-Borrower Loans of the other Co-Borrower. Each such designation shall be effected by a written notice to the Administrative Agent by Goodyear and the applicable Co-Borrower
(1) which shall specify (A) the aggregate amount of the Loans so designated and
(B) the Borrowing or Borrowings (or portions thereof) constituting such Co-Borrower Loans, and (2) pursuant to which such Co-Borrower shall become liable for all of the obligations of Goodyear in respect of such specified Co-Borrower Loans and to be bound by the terms of this Agreement in respect of such Co-Borrower Loans, including all obligations to repay principal, to pay interest and to pay all other amounts from time to time due in respect of such Co-Borrower Loans, provided that Goodyear shall remain liable, on a joint and several basis with the Co-Borrower, for all obligations of the Co-Borrower in respect of such Co-Borrower Loans. The aggregate amount of Co-Borrower Loans at any time outstanding shall not exceed $800,000,000. If any designation under this paragraph (a) results in the aggregate amount of Co-Borrower Loans outstanding exceeding $800,000,000 such designation shall be considered to be in error and shall be void to the extent of such excess. Such excess amount shall not constitute a Co-Borrower Loan or be part of or comprise Co-Borrower Loans and the principal amount of the Co-Borrower Loan to which such designation relates shall be restored to the amount permitted hereunder, and the amount to which the designation relates shall be reduced to the extent necessary such that the aggregate amount of Co-Borrower Loans outstanding shall equal, and as intended not exceed, $800,000,000 (and such excess shall be a Borrowing pursuant to which Goodyear is the sole Borrower hereunder). No designation under this paragraph (a) may be given pursuant to which Goodyear Canada becomes a co-obligor with respect to any Co-Borrower Loans unless Goodyear has delivered a Canadian Tax Opinion to the Administrative Agent at the time of such designation.

          (b) Goodyear shall be jointly and severally liable in respect of each Co-Borrower Loan to the same extent as if it were the sole borrower in respect of such Loan. Goodyear's obligations in respect of the Co-Borrower Loans shall continue in full force and effect and shall not be affected for any reason whatsoever by the Incurrence of any Co-Borrower Loan by either Co-Borrower, including by any defect in the power or authority of a Co-Borrower to Incur a Co-

Borrower Loan, by any failure of a Co-Borrower to have obtained any consent or other approval required for it to Incur a Co-Borrower Loan, by any default or breach by a Co-Borrower of or under any agreement or any law or regulation or any provision of any organizational document, or by any failure of a Co-Borrower Loan to be enforceable against a Co-Borrower for any reason whatsoever.

          (c) The Co-Borrower Loans of each Co-Borrower shall consist of separate Borrowings identified by Goodyear as Borrowings comprised of such Co-Borrower Loans and such Loans shall not be included in any Borrowing comprised of Co-Borrower Loans of the other Co-Borrower or in any Borrowing that is not comprised of Co-Borrower Loans. Each Interest Election Request delivered when any Co-Borrower Loans are outstanding shall specify whether the Borrowing or Borrowings referred to therein are comprised of Co-Borrower Loans of a Co-Borrower and, if so, the applicable Co-Borrower.

          (d) Prepayments of Loans under Section 2.07 may be allocated among the Co-Borrower Loans and the other Loans as Goodyear shall elect pursuant to the applicable notice delivered under Section 2.07(c).

          (e) References to the taking of any action by the Borrower in respect of any Co-Borrower Loan shall be deemed to include references to Goodyear or the applicable Co-Borrower taking such action and the Agents are expressly authorized to accept any such action taken by Goodyear or the applicable Co-Borrower as having the same effect as if taken by Goodyear in respect of a Loan that is not a Co-Borrower Loan.

          (f) For purposes of disclosure pursuant to the Interest Act (Canada), the annual rates of interest or fees to which the rates of interest or fees provided in this Agreement and the other Credit Documents (and stated herein or therein, as applicable, to be computed on the basis of any period of time less than a calendar year) are equivalent to the rates so determined multiplied by the actual number of days in the applicable calendar year and divided by 360 or 365, as applicable, or such other period of time, respectively.

          (g) Judgment Currency. (i) The obligations of each Co-Borrower hereunder and under the other Credit Documents to make payments in Dollars (the "Obligation Currency"), shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than the Obligation Currency, except to the extent that such tender or recovery results in the effective receipt by the Administrative Agent or a Lender of the full amount of the Obligation Currency expressed to be payable to the Administrative Agent or Lender under this Agreement or the other Credit Documents. If, for the purpose of obtaining or enforcing judgment against a Co-Borrower in any court or in any jurisdiction, it becomes necessary to convert into or from any currency other than the Obligation Currency (such other currency being hereinafter referred to as the "Judgment Currency") an amount due in the Obligation Currency, the conversion shall be made, at the rate of exchange prevailing, in each case, as of the date immediately preceding the day on which the judgment is given (such Business Day being hereinafter referred to as the "Judgment Currency Conversion Date").

          (ii) If there is a change in the rate of exchange prevailing between the Judgment Currency Conversion Date and the date of actual payment of the amount due, the applicable Co-Borrower and Goodyear each jointly and severally covenant and agree to pay, or cause to be paid, such additional amounts, if any (but in any event not a lesser amount), as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of the Obligation Currency which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial award at the rate of exchange prevailing on the Judgment Currency Conversion Date.

          (iii) For purposes of determining the prevailing rate of exchange, such amounts shall include any premium and costs payable in connection with the purchase of the Obligation Currency.

                                   ARTICLE III

                         Representations and Warranties

          The Borrower represents and warrants to the Administrative Agent and the Lenders that:

          SECTION 3.01. Organization; Powers. The Borrower and each of the other Credit Parties is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, would not be reasonably likely to result in a Material Adverse Change, is qualified to do business, and is in good standing, in every jurisdiction where such qualification is required. Each Subsidiary of the Borrower other than the Credit Parties is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and is qualified to do business, and is in good standing, in every jurisdiction where such qualification is required, except for failures that, individually or in the aggregate, would not be materially likely to result in a Material Adverse Change.

          SECTION 3.02. Authorization; Enforceability. The Transactions to be entered into by each Credit Party are within such Credit Party's powers and have been duly authorized. This Agreement has been duly executed and delivered by the Borrower and constitutes, and each other Credit Document to which any Credit Party is or is to be a party constitutes or, when executed and delivered by such Credit Party, will constitute, a legal, valid and binding obligation of the Borrower or such Credit Party, as the case may be, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

          SECTION 3.03. Governmental Approvals; No Conflicts. (a) Except to the extent that no Material Adverse Change would be materially likely to result, the

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                                                                              57


Transactions (i) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as are required to perfect Liens created under the Security Documents and such as have been obtained or made and are in full force and effect, (ii) do not and will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Borrower or any of the Subsidiaries or any order of any Governmental Authority, (iii) do not and will not violate or result in a default under any indenture, agreement or other instrument binding upon the Borrower or any of the Subsidiaries or any of their assets, and (iv) do not and will not result in the creation or imposition of any Lien on any asset of the Borrower or any of the Subsidiaries, except Liens created under the Credit Documents.

          (b) The incurrence, continuation or purchase of each Loan, each Guarantee thereof under the Credit Documents and each Lien securing any of the Obligations, is permitted under the Junior Lien Indenture and each other indenture or other agreement governing any Senior Subordinated-Lien Indebtedness in effect at the time of such incurrence, and the Loans and Guarantees thereof under the Credit Documents constitute Designated Senior Obligations under the Lien Subordination and Intercreditor Agreement.

          SECTION 3.04. Financial Statements; No Material Adverse Change. (a) The Borrower has heretofore furnished to the Lenders its consolidated balance sheet and statements of income, stockholders' equity and cash flows as of and for the fiscal year ended December 31, 2006. Such financial statements present fairly, in all material respects, the consolidated financial position and consolidated results of operations and cash flows of the Borrower and its Consolidated Subsidiaries as of such date and for such fiscal year in accordance with GAAP.

          (b) Except as disclosed in the Disclosure Documents, since December 31, 2006, there has been no event or condition that constitutes or would be materially likely to result in a Material Adverse Change, it being agreed that a reduction in any rating relating to the Borrower issued by any rating agency shall not, in and of itself, be an event or condition that constitutes or would be materially likely to result in a Material Adverse Change (but that events or conditions underlying or resulting from any such reduction may constitute or be materially likely to result in a Material Adverse Change).

          SECTION 3.05. Litigation and Environmental Matters. (a) Except as set forth in the Disclosure Documents, there are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending or, to the knowledge of the Borrower, threatened against or affecting the Borrower or any of the Subsidiaries (i) as to which there is a reasonable possibility of an adverse determination and that if adversely determined would be materially likely, individually or in the aggregate, to result in a Material Adverse Change or (ii) as of the Restatement Date, that involve the Credit Documents or the Transactions.

          (b) Except as set forth in the Disclosure Documents, and except with respect to matters that, individually or in the aggregate, would not be materially likely to result in a Material Adverse Change, neither the Borrower nor any of the Subsidiaries

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                                                                              58


(i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or
(iv) knows of any basis for any Environmental Liability.

          SECTION 3.06. Compliance with Laws and Agreements. The Borrower and each of the Subsidiaries is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to be in compliance, individually or in the aggregate, would not be materially likely to result in a Material Adverse Change. No Event of Default has occurred and is continuing.

          SECTION 3.07. Investment Company Status. Neither the Borrower nor any of the Subsidiaries is an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940, as amended.

          SECTION 3.08. ERISA and Canadian Pension Plans. (a) Except as disclosed in the Disclosure Documents, no ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other ERISA Events that have occurred or are reasonably expected to occur, would be materially likely to result in a Material Adverse Change.

          (b) Except as would not be materially likely to result in a Material Adverse Change, (i) the Canadian Pension Plans are duly registered under the Income Tax Act (Canada) and all other applicable laws which require registration and no event has occurred which is reasonably likely to cause the loss of such registered status; (ii) all material obligations of each Credit Party (including fiduciary, funding, investment and administration obligations) required to be performed in connection with the Canadian Pension Plans and the funding agreements therefor have been performed in a timely fashion; (iii) to the knowledge of the Credit Parties there have been no improper withdrawals of the assets of the Canadian Pension Plans or the Canadian Benefit Plans; (iv) there are no outstanding material disputes concerning the assets of the Canadian Pension Plans or the Canadian Benefit Plans; and (v) each of the Canadian Pension Plans is being funded in accordance with the actuarial valuation reports last filed with the applicable Governmental Authorities and which are consistent with generally accepted actuarial principles.

          SECTION 3.09. Disclosure. None of the reports, financial statements, certificates or other written information referred to in Section 3.04 or delivered after the date hereof by or on behalf of any Credit Party to the Administrative Agent, the Collateral Agent or any Lender pursuant to Section
5.01 (taken together with all other information so furnished and as modified or supplemented by other information so furnished) contained or will contain, in each case as of the date delivered, any material misstatement of fact or omitted or will omit to state, in each case as of the date delivered, any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect

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                                                                              59


to projected financial information or other forward looking information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

          SECTION 3.10. Security Interests. (a) Each of the Guarantee and Collateral Agreement, the Reaffirmation Agreement and the Canadian Security Agreements is or, when executed and delivered, will be, effective to create or continue in favor of the Collateral Agent for the benefit of the Secured Parties a valid and enforceable security interest in the Collateral, to the extent contemplated by the Guarantee and Collateral Agreement, the Reaffirmation Agreement or the Canadian Security Agreements, as the case may be, and (i) when the Collateral constituting certificated securities (as defined in the applicable Uniform Commercial Code) was or is delivered to the Collateral Agent (or its sub-agent for perfection) thereunder, together with instruments of transfer duly endorsed in blank, the Guarantee and Collateral Agreement created or will create, to the extent contemplated by the Guarantee and Collateral Agreement, a perfected security interest in all right, title and interest of the Grantors in such certificated securities to the extent perfection is governed by the applicable Uniform Commercial Code as in effect in any applicable jurisdiction, subject to no other Lien other than Liens permitted under Section
6.06 that take priority over security interests in certificated securities perfected by the possession of such securities under the Uniform Commercial Code as in effect in the applicable jurisdiction, and (ii) when financing statements in appropriate form were or are filed, and any other applicable registrations were or are made, in the offices specified in the Restatement Date Perfection Certificate, the Guarantee and Collateral Agreement, the Reaffirmation Agreement and the Canadian Security Agreements created or will create or continue a perfected security interest (or hypothec, as applicable) in all right, title and interest of the Grantors in the remaining Collateral to the extent perfection can be obtained by filing Uniform Commercial Code financing statements and making such other applicable filings and registrations in such jurisdictions, subject to no other Lien other than Liens permitted under Section 6.06. The exclusion of the Consent Assets (as defined in the Guarantee and Collateral Agreement) from the Collateral does not materially reduce the aggregate value of the Collateral.

          (b) Each Mortgage creates or, upon execution and delivery by the parties thereto, will create in favor of the Collateral Agent, for the benefit of the Secured Parties, a legal, valid and enforceable Lien on all the applicable mortgagor's right, title and interest in and to the Mortgaged Properties subject thereto and the proceeds thereof, and the Mortgages create or, when the Mortgages have been filed or registered in the counties specified in Schedule 3.10(b), will create perfected Liens on all right, title and interest of the mortgagors in the Mortgaged Properties and the proceeds thereof, prior and superior in right to Liens in favor of any other Person (other than as provided in the Lenders Lien Subordination and Intercreditor Agreement and other than Liens or other encumbrances for which exceptions are taken in the policies of title insurance delivered in respect of the Mortgaged Properties on or prior to the Restatement Date and Liens permitted under Section 6.06).

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                                                                              60


          (c) The Guarantee and Collateral Agreement currently on file with the United States Patent and Trademark Office and the Canadian Security Agreements currently on file with the Canadian Intellectual Property Office, create in favor of the Collateral Agent, for the benefit of the Secured Parties, a perfected Lien on all right, title and interest of the Grantors in the Material Intellectual Property in which a security interest may be perfected by such recordation in the United States Patent and Trademark Office or the Canadian Intellectual Property Office, as the case may be, in each case (i) prior and superior in right to any other Person and (ii) subject to no other Lien other than, in the case of (i) and (ii), as provided in the Lenders Lien Subordination and Intercreditor Agreement and other than Liens permitted under Section 6.06 (it being understood that subsequent recordings in the United States Patent and Trademark Office or the Canadian Intellectual Property Office, as the case may be, may be necessary to perfect a Lien on registered trademarks and trademark applications acquired by the Grantors after the Restatement Date). As of the Restatement Date, Schedule 3.10(c) sets forth all the Material Intellectual Property.

          (d) The Guarantee and Collateral Agreement currently on file with the Federal Aviation Administration creates in favor of the Collateral Agent, for the benefit of the Secured Parties, a perfected Lien on all right, title and interest of the Grantors in the Aircraft Collateral (as defined in the Guarantee and Collateral Agreement) in which a security interest may be perfected by such recordation with the Federal Aviation Administration, in each case, other than as provided in the Lenders Lien Subordination and Intercreditor Agreement, prior and superior in right to any other Person, subject to no other Lien other than Liens permitted under Section 6.06.

          (e) None of the Restatement Date Perfection Certificate or any other written information relating to the Collateral delivered after the date hereof by or on behalf of any Credit Party to the Administrative Agent, the Collateral Agent or any Lender pursuant to any provision of any Credit Document is or will be incorrect when delivered in any respect material to the rights or interests of the Lenders under the Credit Documents.

          SECTION 3.11. Use of Proceeds. The proceeds of the Loans will be used only for the purposes referred to in the preamble to this Agreement. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations T, U and X.

                                   ARTICLE IV

                                   Conditions

          SECTION 4.01. Restatement Date. This Agreement shall not become effective until the date on which each of the following conditions is satisfied (or waived or deferred in accordance with Section 9.02 or the penultimate paragraph of this Section 4.01):

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                                                                              61


          (a) The Administrative Agent (or its counsel) shall have received from the Borrower, the Administrative Agent and each Lender either (i) counterparts of this Agreement signed on behalf of each such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Agreement) that each such party has signed a counterpart of this Agreement.

          (b) The Administrative Agent shall have received favorable written opinions (addressed to the Administrative Agent and the Lenders and dated the Restatement Date) of (i) Covington & Burling LLP, counsel for the Borrower, substantially in the form of Exhibit E-1, and (ii) the General Counsel, the Associate General Counsel or an Assistant General Counsel of the Borrower, substantially in the form of Exhibit E-2, and covering such other matters relating to the Credit Parties, the Credit Documents or the Transactions as the Administrative Agent or the Majority Lenders shall reasonably request.

          (c) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Credit Party, the authorization by the Credit Parties of the Transactions and any other legal matters relating to the Borrower, the other Credit Parties, the Credit Documents or the Transactions, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

          (d) The Obligations shall have been designated by the Borrower as, and shall be, "Designated Senior Obligations" under the Lien Subordination and Intercreditor Agreement.

          (e) The amendment and restatement of the First Lien Agreement shall have become effective or shall concurrently become effective in substantially the form thereof most recently posted to IntraLinks prior to the date hereof with only such changes thereto as shall not be adverse to the Lenders in any material respect and shall have been approved by the Administrative Agent. All conditions to the effectiveness of the amendment and restatement of the First Lien Agreement shall have been satisfied. The Collateral Agent and the collateral agent under the First Lien Agreement shall have reaffirmed application the Lenders Lien Subordination and Intercreditor Agreement in respect of the Obligations and the obligations under the amended and restated First Lien Agreement.

          (f) The representations and warranties set forth in Article III and in the other Credit Documents (insofar as the representations and warranties in such other Credit Documents relate to the transactions provided for herein or to the Collateral securing the Obligations) shall be true and correct in all material respects on the Restatement Date and the Administrative Agent shall have received a certificate signed by a Financial Officer to the effect that the representations and warranties set forth in Article III shall be true and correct in all material respects on the Restatement Date.

          (g) The Borrower and the other Credit Parties shall be in compliance with all the terms and provisions set forth herein and in the other Credit Documents in all

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                                                                              62


material respects on their part to be observed or performed, and at the time of and immediately after the Restatement Date, no Default shall have occurred and be continuing, and the Administrative Agent shall have received a certificate signed by a Financial Officer to that effect.

          (h) The Administrative Agent shall have received all fees and other amounts due and payable or accrued on or prior to the Restatement Date hereunder or under the Existing Credit Agreement, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.

          (i) The Administrative Agent shall have received (i) a completed Restatement Date Perfection Certificate dated the Restatement Date and signed by a Financial Officer, together with all attachments contemplated thereby, and
(ii) the results of a search of the Uniform Commercial Code (or equivalent) filings or registrations made with respect to the Credit Parties in the jurisdictions referred to in paragraph 1 of the Restatement Date Perfection Certificate and copies of the financing statements (or similar documents) disclosed by such search.

          (j) The Administrative Agent shall have received from the Borrower and each Domestic Subsidiary (other than the Excluded Subsidiaries and the Consent Subsidiaries) a counterpart of the Reaffirmation Agreement duly executed and delivered on behalf of the Borrower or such Subsidiary as a Guarantor and (in the case of each Subsidiary that is a Grantor under the Guarantee and Collateral Agreement or a Canadian Grantor under any Canadian Security Agreement) a Grantor.

          (k) The Collateral Agent (or its sub-agent for perfection) shall have received certificates representing all Capital Stock (other than any uncertificated Capital Stock) pledged pursuant to the Guarantee and Collateral Agreement, together with undated stock powers or other instruments of transfer with respect thereto endorsed in blank.

          (l) All Uniform Commercial Code financing statements or other personal property security filings and recordations with the United States Patent and Trademark Office, the Canadian Intellectual Property Office and the Federal Aviation Administration required by law or reasonably requested by the Collateral Agent to be filed or recorded to perfect or continue the Liens intended to be created on the Collateral (to the extent such Liens may be perfected or continued by filings under the Uniform Commercial Code as in effect in any applicable jurisdiction or by filings or registrations under applicable Canadian personal property security legislation or by filings with the United States Patent and Trademark Office or the Federal Aviation Administration) shall have been filed or recorded or delivered to the Collateral Agent for filing or recording.

          (m) The Collateral Agent shall have received (i) counterparts of an amended and restated Mortgage with respect to each Mortgaged Property, duly executed and delivered by the record owner of such Mortgaged Property, (ii) endorsements issued by the applicable nationally recognized title insurance company to each applicable policy

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                                                                              63


of title insurance insuring the Lien of each such Mortgage as amended and restated as a valid first Lien on the Mortgaged Property described therein, free of any other Liens (other than Liens referred to in such policies of title insurance and acceptable to the Administrative Agent and Liens permitted by
Section 6.06), together with such other endorsements as the Collateral Agent or the Majority Lenders may reasonably request, and (iii) such legal opinions and other documents as shall reasonably have been requested by the Collateral Agent with respect to any such amended and restated Mortgage or Mortgaged Property.

          (n) The Administrative Agent shall have received from each "Deposit Account Institution" that is required to be party to a "Lockbox Agreement" (as such terms are defined in the Guarantee and Collateral Agreement) evidence that such agreement has been duly executed by all requisite parties and has become effective.

          The Collateral Agent may enter into agreements with the Borrower to grant extensions of time for the perfection of security interests in or the delivery of surveys, title insurance, legal opinions or other documents with respect to particular assets where it determines that perfection cannot be accomplished or such documents cannot be delivered without undue effort or expense by the Restatement Date or any later date on which they are required to be accomplished or delivered under this Agreement or the Security Documents. Any failure of the Borrower to satisfy a requirement of any such agreement by the date specified therein (or any later date to which the Collateral Agent may agree) shall constitute a breach of the provision of this Agreement or the Security Document under which the original requirement was applicable. Without limiting the foregoing, it is anticipated that the actions listed on Schedule
4.01 will not have been completed by the Restatement Date, and the Borrower covenants and agrees that each of such actions will be completed by the date specified for such action in such Schedule 4.01 (or any later date to which the Collateral Agent may agree) and that the Borrower will comply with all of the undertakings set forth in Schedule 4.01.

          The Administrative Agent shall notify the Borrower and the Lenders of the Restatement Date in writing, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the obligations of the Lenders to purchase Loans hereunder shall not become effective unless each of the foregoing conditions shall have been satisfied (or waived pursuant to Section 9.02) at or prior to 5:00 p.m., New York City time, on April 30, 2007 (and, in the event such conditions are not so satisfied or waived, the Commitments shall terminate at such time).
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                                                                              64


                                    ARTICLE V

                              Affirmative Covenants

          Until the Commitments shall have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full, the Borrower covenants and agrees with the Administrative Agent and the Lenders that:

          SECTION 5.01. Financial Statements and Other Information. The Borrower will furnish to the Administrative Agent and each Lender:

          (a) as soon as available and in any event within 110 days after the end of each fiscal year of the Borrower, its audited consolidated balance sheet and related statements of income, stockholders' equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by PricewaterhouseCoopers or other independent public accountants of recognized national standing (without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Borrower and its Consolidated Subsidiaries in accordance with GAAP consistently applied;

          (b) as soon as available and in any event within 60 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower, its consolidated balance sheet and related statements of income, stockholders' equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Borrower and its Consolidated Subsidiaries in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

          (c) other than in connection with the delivery of financial statements for the fiscal period ended March 31, 2007, not later than one Business Day after each delivery of financial statements under clause (a) or (b) above, a certificate of a Financial Officer (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, and (ii) stating whether any change in GAAP or in the application thereof has occurred since the date of the most recent audited financial statements delivered under clause (a) above (or, prior to the delivery of any such financial statements, since December 31, 2006) and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;

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                                                                              65


          (d) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by the Borrower or any Subsidiary with the SEC, or any Governmental Authority succeeding to any or all of the functions of the SEC, or with any national securities exchange, or distributed by the Borrower to its shareholders generally, as the case may be;

          (e) other than in connection with the delivery of financial statements for the fiscal period ended March 31, 2007, not later than one Business Day after each delivery of financial statements under clause (a) or (b) above, and at such other times as the Borrower may determine, a certificate of a Financial Officer identifying each Domestic Subsidiary formed or acquired after the Restatement Date and not previously identified in a certificate delivered pursuant to this paragraph, stating whether each such Domestic Subsidiary is a Consent Subsidiary and describing the factors that shall have led to the identification of any such Domestic Subsidiary as a Consent Subsidiary;

          (f) from time to time, all information and documentation required to be delivered under Section 4.04 of the Guarantee and Collateral Agreement;

          (g) other than in connection with the delivery of financial statements for the fiscal period ended March 31, 2007, not later than one Business Day after each delivery of financial statements under clause (a) or (b) above, a certificate of a Financial Officer of the Borrower certifying that the requirements of Section 5.08 have been satisfied in all material respects; and

          (h) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of the Borrower or any Subsidiary, or compliance with the terms of this Agreement or the other Credit Documents, or the perfection of the security interests created by the Security Documents, as the Administrative Agent or any Lender may reasonably request.

          Information required to be delivered pursuant to this Section 5.01 shall be deemed to have been delivered if such information, or one or more annual or quarterly reports containing such information, shall have been posted by the Administrative Agent on an IntraLinks or similar site to which the Lenders have been granted access or shall be available on the website of the SEC at http://www.sec.gov; provided that the Borrower shall deliver paper copies of such information to any Lender that requests such delivery. Information required to be delivered pursuant to this Section 5.01 may also be delivered by electronic communications pursuant to procedures approved by the Administrative Agent.

          SECTION 5.02. Notices of Defaults. The Borrower will furnish to the Administrative Agent and each Lender prompt written notice of the occurrence of any Default, together with a statement of a Financial Officer or other executive officer of the

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                                                                              66


Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

          SECTION 5.03. Existence; Conduct of Business. The Borrower will, and will cause each of the Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises material to the conduct of its business, except to the extent that failures to keep in effect such rights, licenses, permits, privileges and franchises would not be materially likely, individually or in the aggregate for all such failures, to result in a Material Adverse Change; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under
Section 6.08.

          SECTION 5.04. Maintenance of Properties. The Borrower will, and will cause each of the Subsidiaries to, keep and maintain all its property in good working order and condition, ordinary wear and tear excepted, except to the extent any failure to do so would not, individually or in the aggregate, be materially likely to result in a Material Adverse Change (it being understood that the foregoing shall not prohibit any sale of any assets permitted by
Section 6.04).

          SECTION 5.05. Books and Records; Inspection and Audit Rights. The Borrower will, and will cause each of the Subsidiaries to, keep books of record and account sufficient to enable the Borrower to prepare the financial statements and other information required to be delivered under Section 5.01. The Borrower will, and will cause each of the Subsidiaries to, permit any representatives designated by the Administrative Agent (or by any Lender acting through the Administrative Agent), upon reasonable prior notice, to visit and inspect its properties (accompanied by a representative of the Borrower) and to discuss its affairs, finances and condition with its officers, all at such reasonable times and as often as reasonably requested.

          SECTION 5.06. Compliance with Laws. The Borrower will, and will cause each of the Subsidiaries to, comply with all laws, including Environmental Laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, would not be materially likely to result in a Material Adverse Change.

          SECTION 5.07. Insurance. The Borrower will, and will cause each of the Subsidiaries to, maintain, with financially sound and reputable insurance companies, insurance in such amounts and against such risks as are customary among companies of established reputation engaged in the same or similar businesses and operating in the same or similar locations, except to the extent the failure to do so would not be materially likely to result in a Material Adverse Change. The Borrower will furnish to the Administrative Agent or any Lender, upon request, information in reasonable detail as to the insurance so maintained.

          SECTION 5.08. Guarantees and Collateral. (a) In the event that there shall at any time exist any North American Subsidiary (other than an Excluded

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                                                                              67


Subsidiary or Consent Subsidiary) that shall not be a party to the Guarantee and Collateral Agreement or the Canadian Security Agreements, as the case may be, the Borrower will promptly notify the Collateral Agent (including in such notice the information that would have been required to be set forth with respect to such Subsidiary in the Restatement Date Perfection Certificate if such Subsidiary had been one of the Grantors listed therein) and will, within 30 days (or such longer period as may be reasonable under the circumstances) after such notification, deliver to the Collateral Agent a supplement to the Guarantee and Collateral Agreement or the Canadian Security Agreements, as the case may be, in substantially the form specified therein, duly executed and delivered on behalf of such North American Subsidiary, pursuant to which such North American Subsidiary will become a party to the Guarantee and Collateral Agreement and a Subsidiary Guarantor and, if it elects to become a Grantor or if its Total Assets are greater than $10,000,000 as of December 31, 2006, or if later, as of the end of the most recent fiscal quarter for which financial statements have been delivered pursuant to Section 5.01(a) or (b), a Grantor, in each case as defined in the Guarantee and Collateral Agreement.

          (b) In the event that the Borrower or any other Grantor shall at any time directly own any Capital Stock of any Subsidiary (other than (i) Capital Stock in any Subsidiary with Total Assets not greater than $10,000,000 as of December 31, 2006, or if later, as of the end of the most recent fiscal quarter for which financial statements have been delivered pursuant to Section 5.01(a) or (b), (ii) Capital Stock in any Excluded Subsidiary or Consent Subsidiary and
(iii) Capital Stock already pledged in accordance with this paragraph or Section 4.01(k)), the Borrower will promptly notify the Collateral Agent and will, within 30 days (or such longer period as may be reasonable under the circumstances) after such notification, cause such Capital Stock to be pledged under the Guarantee and Collateral Agreement and cause to be delivered to the Collateral Agent (or its sub-agent for perfection) any certificates representing such Capital Stock, together with undated stock powers or other instruments of transfer with respect thereto endorsed in blank; provided, that (A) no Grantor shall be required to pledge more than 65% of outstanding voting Capital Stock of any Foreign Subsidiary and (B) no Grantor shall be required to pledge any Capital Stock in any Foreign Subsidiary if a Financial Officer shall have delivered a certificate to the Administrative Agent certifying that the Borrower has determined, on the basis of reasonable inquiries in the jurisdiction of such Person, that such pledge would affect materially and adversely the ability of such Person to conduct its business in such jurisdiction.

          (c) In the event that the Borrower or any other Grantor shall at any time directly own any Capital Stock of any Material Foreign Subsidiary (other than Capital Stock already pledged in accordance with this paragraph and Capital Stock in any Consent Subsidiary), the Borrower will promptly notify the Collateral Agent and will take all such actions as the Collateral Agent shall reasonably request and as shall be available under applicable law to cause such Capital Stock to be pledged under a Foreign Pledge Agreement and cause to be delivered to the Collateral Agent any certificates representing such Capital Stock, together with undated stock powers or other instruments of transfer with respect thereto endorsed in blank; provided, that (A) no Grantor shall be required to pledge more than 65% of outstanding voting Capital Stock of any Foreign

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                                                                              68


Subsidiary and (B) no Grantor shall be required to pledge any Capital Stock in any Person if a Financial Officer shall have delivered a certificate to the Administrative Agent certifying that the Borrower has determined, on the basis of reasonable inquiries in the jurisdiction of such Person, that such pledge would affect materially and adversely the ability of such Person to conduct its business in such jurisdiction.

          (d) In the event that the Borrower or any other Grantor shall at any time own any Material Intellectual Property (other than Material Intellectual Property as to which the actions required by this paragraph have already been taken), the Borrower will promptly notify the Collateral Agent and will file all Uniform Commercial Code financing statements or other applicable personal property security law filings and recordations with the Patent and Trademark Office or the Canadian Intellectual Property Office as shall be required by law or reasonably requested by the Collateral Agent to be filed or recorded to perfect the Liens intended to be created on the Collateral (to the extent such Liens may be perfected by filings under the Uniform Commercial Code or other personal property security legislation as in effect in any applicable jurisdiction or by filings with the United States Patent and Trademark Office or the Canadian Intellectual Property Office); provided, that if the consents of Persons other than the Borrower and the Wholly Owned Subsidiaries would be required under applicable law or the terms of any agreement in order for a security interest to be created in any Material Intellectual Property under the Guarantee and Collateral Agreement or the Canadian Security Agreements, as the case may be, a security interest shall not be required to be created in such Material Intellectual Property prior to the obtaining of such consents. The Borrower will endeavor in good faith to obtain any consents required to permit any security interest in Material Intellectual Property to be created under the Guarantee and Collateral Agreement or the Canadian Security Agreements, as the case may be.

          (e) The Borrower will, and will cause each Subsidiary to, execute any and all further documents, financing statements, agreements and instruments, and take all such further actions, as may be reasonably requested by the Collateral Agent in order to cause the security interests purported to be created by the Security Documents or required to be created under the terms of this Agreement to constitute valid security interests, perfected in accordance with this Agreement.

                                   ARTICLE VI

                               Negative Covenants

          Until the Commitments shall have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full, the Borrower covenants and agrees with the Administrative Agent and the Lenders that:

          SECTION 6.01. Limitation on Indebtedness. (a) The Borrower shall not, and shall not permit any Restricted Subsidiary to, Incur, directly or indirectly, any Indebtedness; provided, however, that the Borrower or any Subsidiary Guarantor may Incur Indebtedness if on the date of such Incurrence and after giving effect thereto and

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                                                                              69


the application of the proceeds therefrom the Consolidated Coverage Ratio would be greater than 2.0:1.0.

          (b) Notwithstanding the foregoing paragraph (a), the Borrower and its Restricted Subsidiaries may Incur the following Indebtedness:

               (1) (x) U.S. Bank Indebtedness in an aggregate principal amount not to exceed the greater of (A) $3,000,000,000, less the aggregate amount of all prepayments of principal applied to permanently reduce any such Indebtedness in satisfaction of the Borrower's obligations under Section 6.04, and (B) the sum of (i) 60% of the book value of the inventory of the Borrower and its Restricted Subsidiaries plus
          (ii) 80% of the book value of the accounts receivable of the Borrower and its Restricted Subsidiaries (other than any accounts receivable pledged, sold or otherwise transferred or encumbered by the Borrower or any Restricted Subsidiary in connection with a Qualified Receivables Transaction), in each case, as of the end of the most recent fiscal quarter for which financial statements have been filed with the SEC; provided that the aggregate amount of First Lien Indebtedness at any time outstanding shall not exceed the sum of (I) $2,500,000,000, (II) the aggregate amount of prepayments of Loans made pursuant to Section 2.07, and (III) the aggregate amount of offers to prepay Loans made pursuant to Section 2.07(b) in connection with the disclosure of a proposed Incurrence of First Lien Indebtedness in excess of $2,500,000,000, and (y) European Bank Indebtedness in an aggregate principal amount not to exceed E525,000,000; provided, however, that the amount of Indebtedness that may be Incurred pursuant to this clause (1) shall be reduced by any amount of Indebtedness Incurred and then outstanding pursuant to the election provision of clause (10)(A)(ii) below;

               (2) Indebtedness of the Borrower owed to and held by any Restricted Subsidiary or Indebtedness of a Restricted Subsidiary owed to and held by the Borrower or any Restricted Subsidiary; provided, however, that any subsequent event that results in any such Restricted Subsidiary ceasing to be a Restricted Subsidiary or any subsequent transfer of any such Indebtedness (except to the Borrower or a Restricted Subsidiary) shall be deemed, in each case, to constitute the Incurrence of such Indebtedness by the issuer thereof;

               (3) Indebtedness (A) outstanding on the Restatement Date (other than the Indebtedness described in clauses (1) and (2) above and clause (12) below), and (B) consisting of Refinancing Indebtedness Incurred in respect of any Indebtedness described in this clause (3) (including Indebtedness that is Refinancing Indebtedness) or the foregoing paragraph (a);

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                                                                              70


               (4) (A) Indebtedness of a Restricted Subsidiary Incurred and outstanding on or prior to the date on which such Restricted Subsidiary was acquired by the Borrower or a Restricted Subsidiary (other than Indebtedness Incurred in contemplation of, in connection with, as consideration in, or to provide all or any portion of the funds or credit support utilized to consummate, the transaction or series of related transactions pursuant to which such Restricted Subsidiary became a Subsidiary of or was otherwise acquired by the Borrower); provided, however, that on the date that such Restricted Subsidiary is acquired by the Borrower, (i) the Borrower would have been able to Incur $1.00 of additional Indebtedness pursuant to the foregoing paragraph (a) after giving effect to the Incurrence of such Indebtedness pursuant to this clause (4) or (ii) the Consolidated Coverage Ratio immediately after giving effect to such Incurrence and acquisition would be greater than such ratio immediately prior to such transaction and (B) Refinancing Indebtedness Incurred by a Restricted Subsidiary in respect of Indebtedness Incurred by such Restricted Subsidiary pursuant to this clause (4);

               (5) Indebtedness (A) in respect of performance bonds, bankers' acceptances, letters of credit and surety or appeal bonds entered into by the Borrower or any Restricted Subsidiary in the ordinary course of business, and (B) Hedging Obligations entered into in the ordinary course of business to hedge risks with respect to the Borrower's or a Restricted Subsidiary's interest rate, currency or raw materials pricing exposure and not entered into for speculative purposes;

               (6) Purchase Money Indebtedness, Capitalized Lease Obligations and Attributable Debt and Refinancing Indebtedness in respect thereof in an aggregate principal amount on the date of Incurrence that, when added to all other Indebtedness Incurred pursuant to this clause (6) and then outstanding, will not exceed the greater of (A) $600,000,000 and (B) 5.0% of Consolidated assets of the Borrower as of the end of the most recent fiscal quarter for which financial statements have been filed with the SEC;

               (7) Indebtedness Incurred by a Receivables Entity in a Qualified Receivables Transaction;

               (8) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business; provided, however, that such Indebtedness is extinguished within five Business Days of a Financial Officer's becoming aware of its Incurrence;

               (9) any Guarantee by the Borrower or a Restricted Subsidiary of Indebtedness or other obligations of the Borrower or any of its Restricted Subsidiaries so long as the Incurrence of such Indebtedness or other

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                                                                              71


          obligations by the Borrower or such Restricted Subsidiary is permitted under the terms of this Agreement (other than Indebtedness Incurred pursuant to clause (4) above);

               (10) (A) Indebtedness of Foreign Restricted Subsidiaries in an aggregate principal amount that, when added to all other Indebtedness Incurred pursuant to this clause (10)(A) and then outstanding, will not exceed (i) $900,000,000 plus (ii) any amount then permitted to be Incurred pursuant to clause (1) above that the Borrower instead elects to Incur pursuant to this clause (10)(A);

                    (B) Indebtedness of EEMEA Subsidiaries in an aggregate
               principal amount not to exceed $500,000,000; and

                    (C) Indebtedness of Foreign Restricted Subsidiaries Incurred
               in connection with a Qualified Receivables Transaction in an amount not to exceed E350,000,000 at any one time outstanding;

               (11) Indebtedness constituting unsecured Indebtedness or Secured Indebtedness in an amount not to exceed $850,000,000 and Refinancing Indebtedness in respect thereof; provided that any such Secured Indebtedness may be secured solely with assets that do not constitute Collateral;

               (12) Senior Subordinated-Lien Indebtedness and the related Guarantees by Subsidiaries of the Borrower and Refinancing Indebtedness in respect thereof; and

               (13) Indebtedness of the Borrower and the Restricted Subsidiaries in an aggregate principal amount on the date of Incurrence that, when added to all other Indebtedness Incurred pursuant to this clause (13) and then outstanding, will not exceed $150,000,000.

          (c) For purposes of determining the outstanding principal amount of any particular Indebtedness Incurred pursuant to this Section 6.01:

               (1) Outstanding Indebtedness Incurred pursuant to this Agreement, the First Lien Agreement or the European Facilities Agreement prior to or on the Restatement Date shall be deemed to have been Incurred pursuant to clause (1) of paragraph (b) above;

               (2) Indebtedness permitted by this Section 6.01 need not be permitted solely by reference to one provision permitting such Indebtedness but may be permitted in part by one such provision and in part by one or more other provisions of this covenant permitting such Indebtedness; and

               (3) in the event that Indebtedness meets the criteria of more than one of the types of Indebtedness described in this Section 6.01, the Borrower, in its sole discretion, shall classify such Indebtedness (or any portion thereof) as of the time of Incurrence and will only be required to include the amount of such Indebtedness in one of such clauses (provided that any Indebtedness originally classified as Incurred pursuant to Sections 6.01(b)(2) through (b)(13) may later be reclassified as having been Incurred pursuant to Section 6.01(a) or any other of Sections 6.01(b)(2) through (b)(13) to the extent that such reclassified Indebtedness could be Incurred pursuant to Section 6.01(a) or one of Sections 6.01(b)(2) through (b)(13), as the case may be, if it were Incurred at the time of such reclassification).

          (d) For purposes of determining compliance as of any date with any dollar or Euro denominated restriction on the Incurrence of Indebtedness where the Indebtedness Incurred is denominated in a different currency, the amount of such Indebtedness will be the U.S. Dollar Equivalent or Euro Equivalent, as the case may be, determined on the date of the Incurrence of such Indebtedness; provided, however, that if any such Indebtedness denominated in a different currency is subject to a Currency Agreement with respect to dollars or Euros, as the case may be, covering all principal, premium, if any, and interest payable on such Indebtedness, the amount of such Indebtedness expressed in dollars or Euros will be as provided in such Currency Agreement. The principal amount of any Refinancing Indebtedness Incurred in the same currency as the Indebtedness being Refinanced will be the U.S. Dollar Equivalent or Euro Equivalent, as appropriate, of the Indebtedness Refinanced determined on the date of the Incurrence of such Indebtedness, except to the extent that (i) such U.S. Dollar Equivalent or Euro Equivalent was determined based on a Currency Agreement, in which case the Refinancing Indebtedness will be determined in accordance with the immediately preceding sentence, and (ii) the principal amount of the Refinancing Indebtedness exceeds the principal amount of the Indebtedness being Refinanced, in which case the U.S. Dollar Equivalent or Euro Equivalent, as appropriate, of such excess will be determined on the date such Refinancing Indebtedness is Incurred.

          SECTION 6.02. Limitation on Restricted Payments. (a) The Borrower shall not, and shall not permit any Restricted Subsidiary, directly or indirectly, to make any Restricted Payment if at the time the Borrower or such Restricted Subsidiary makes any Restricted Payment:

               (1) a Default will have occurred and be continuing (or would result therefrom);

               (2) the Borrower could not Incur at least $1.00 of additional Indebtedness under Section 6.01(a); or

               (3) the aggregate amount of such Restricted Payment and all other Restricted Payments (the amount so expended, if other than in cash, to be determined in good faith by a Financial Officer of the Borrower, whose determination will be conclusive; provided, however, that with respect to any noncash Restricted Payment in excess of $25,000,000, the amount so expended shall be determined in accordance with the provisions of the definition of Fair Market Value) declared or made subsequent to the Reference Date would exceed the sum, without duplication, of:

                    (i) 50% of the Consolidated Net Income accrued during the
               period (treated as one accounting period) from the beginning of the fiscal quarter immediately following the fiscal quarter during which the Reference Date occurs to the end of the most recent fiscal quarter for which financial statements have been filed with the SEC prior to the date of such Restricted Payment (or, in case such Consolidated Net Income will be a deficit, minus 100% of such deficit);

                    (ii) 100% of the aggregate Net Cash Proceeds received by the
               Borrower from the issuance or sale of its Capital Stock (other than Disqualified Stock) subsequent to the Reference Date (other than an issuance or sale to a Subsidiary of the Borrower and other than an issuance or sale to an employee stock ownership plan or to a trust established by the Borrower or any of its Subsidiaries for the benefit of their employees) and 100% of any cash capital contribution received by the Borrower from its shareholders subsequent to the Reference Date;

                    (iii) the amount by which Indebtedness of the Borrower or
               its Restricted Subsidiaries is reduced on the Borrower's Consolidated balance sheet upon the conversion or exchange (other than by a Subsidiary of the Borrower) subsequent to the Reference Date of any Indebtedness of the Borrower or its Restricted Subsidiaries issued after the Reference Date which is convertible or exchangeable for capital stock (other than Disqualified Stock) of the Borrower (less the amount of any cash or the Fair Market Value of other property distributed by the Borrower or any Restricted Subsidiary upon such conversion or exchange); and

                    (iv) an amount equal to the sum of (x) the net reduction in the Investments (other than Permitted Investments) made by the Borrower or any Restricted Subsidiary in any Person resulting from repurchases, repayments or redemptions of such Investments by such Person, proceeds realized on the sale of such Investments and proceeds representing the return of capital (excluding dividends and distributions), in each case realized by the Borrower or any Restricted Subsidiary, and (y) to the extent such Person is an Unrestricted Subsidiary, the portion (proportionate to the Borrower's Capital Stock in such Subsidiary) of the fair market value of the net assets of such Unrestricted Subsidiary at the time

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                                                                              74


               such Unrestricted Subsidiary is designated a Restricted Subsidiary; provided, however, that the foregoing sum shall not exceed, in the case of any such Person or Unrestricted Subsidiary, the amount of Investments (excluding Permitted Investments) previously made (and treated as a Restricted Payment) by the Borrower or any Restricted Subsidiary in such Person or Unrestricted Subsidiary.

          (b) The provisions of Section 6.02(a) shall not prohibit:

               (1) any Restricted Payment made out of the Net Cash Proceeds of the substantially concurrent sale of, or made by exchange for, Capital Stock of the Borrower (other than Disqualified Stock and other than Capital Stock issued or sold to a Subsidiary of the Borrower or an employee stock ownership plan or to a trust established by the Borrower or any of its Subsidiaries for the benefit of their employees to the extent such sale to such an employee stock ownership plan or trust is financed by loans from or guaranteed by the Borrower or any Restricted Subsidiary unless such loans have been repaid with cash on or prior to the date of determination) or a substantially concurrent cash capital contribution received by the Borrower from its shareholders; provided, however, that:

                    (A) such Restricted Payment shall be excluded in the
               calculation of the amount of Restricted Payments under Section 6.02(a)(3), and

                    (B) the Net Cash Proceeds from such sale applied in the
               manner set forth in Section 6.02(b)(1) shall be excluded from the calculation of amounts under Section 6.02(a)(3)(ii);

               (2) any prepayment, repayment or Purchase for value of Subordinated Obligations that are made by exchange for, or out of the proceeds of the sale of, other Subordinated Obligations (which (x) satisfy each of clauses (4) and (5) of the definition of Refinancing Indebtedness in respect of the Subordinated Obligations being prepaid, repaid or Purchased and (y) may include Indebtedness Incurred under
          Section 6.01(a)) or the Net Cash Proceeds of a sale of Capital Stock of the Borrower; provided, in each case, that the public announcement of the launch of such prepayment, repayment or Purchase for value is made within three months of such sale of Subordinated Obligations or Capital Stock; provided, however, that each such prepayment, repayment or Purchase for value under this paragraph (2) shall be excluded in the calculation of the amount of Restricted Payments under Section 6.02(a)(3);

               (3) dividends paid within 60 days after the date of declaration thereof if at such date of declaration such dividends would have complied with this covenant; provided, however, that such dividends shall be included in the calculation of the amount of Restricted Payments under
          Section 6.02(a)(3);

               (4) any Purchase for value of Capital Stock of the Borrower or any of its Subsidiaries from employees, former employees, directors or former directors of the Borrower or any of its Subsidiaries (or permitted transferees of such employees, former employees, directors or former directors), pursuant to the terms of agreements (including employment agreements) or plans (or amendments thereto) approved by the Board of Directors under which such individuals purchase or sell or are granted the option to purchase or sell, shares of such Capital Stock; provided, however, that the aggregate amount of such Purchases for value will not exceed $10,000,000 in any calendar year; provided further, however, that any of the $10,000,000 permitted to be applied for Purchases under this Section 6.02(b)(4) in a calendar year (and not so applied) may be carried forward for use in the following two calendar years; provided further, however, that such Purchases for value shall be excluded in the calculation of the amount of Restricted Payments under Section 6.02(a)(3);

               (5) so long as no Default has occurred and is continuing, payments of dividends on Disqualified Stock issued after the Reference Date pursuant to Section 6.01; provided, however, that such dividends shall be included in the calculation of the amount of Restricted Payments under Section 6.02(a)(3);

               (6) repurchases of Capital Stock deemed to occur upon exercise of stock options if such Capital Stock represents a portion of the exercise price of such options; provided, however, that such Restricted Payments shall be excluded in the calculation of the amount of Restricted Payments under Section 6.02(a)(3);

               (7) so long as no Default has occurred and is continuing, subject to Section 6.04(c)(ii), any prepayment, repayment or Purchase for value of Subordinated Obligations from Net Available Cash; provided, however, that such prepayment, repayment or Purchase for value shall be excluded in the calculation of the amount of Restricted Payments under Section 6.02(a)(3);

               (8) so long as no Default has occurred and is continuing, any prepayment, repayment or Purchase for value of Subordinated Obligations from Net Available Cash from (assuming for purposes of the definition of Net Available Cash as used in this clause (8) that the Specified Asset Sale was an Asset Disposition) from the Specified Asset Sale set forth in clause (i) of the definition thereof within 180 days after the receipt of such proceeds; provided, however, that such prepayment, repayment or Purchase for value shall be excluded in the calculation of the amount of Restricted Payments under Section 6.02(a)(3);

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                                                                              76


               (9) so long as no Default has occurred and is continuing, any prepayment, repayment or Purchase for value of any Indebtedness within 365 days of the Stated Maturity of such Indebtedness; provided, however, that such prepayment, repayment or Purchase for value shall be excluded in the calculation of the amount of Restricted Payments under Section 6.02(a)(3);

               (10) payments to holders of Capital Stock (or to the holders of Indebtedness that is convertible into or exchangeable for Capital Stock upon such conversion or exchange) in lieu of the issuance of fractional shares; provided, however, that such payments shall be excluded in the calculation of the amount of Restricted Payments under
          Section 6.02(a)(3);

               (11) so long as no Default has occurred and is continuing, any prepayment, repayment or Purchase for value of Indebtedness under or in respect of the Third Lien Agreement or the Borrower's 11% Senior Secured Notes due 2011, Senior Secured Floating Rate Notes due 2011, 4% Convertible Senior Notes due 2034 or Floating Rate Notes due 2009; provided, however, that such prepayment, repayment or Purchase for value shall be excluded in the calculation of the amount of Restricted Payments under Section 6.02(a)(3); or

               (12) any Restricted Payment in an amount which, when taken together with all Restricted Payments made after the Reference Date pursuant to this Section 6.02(b)(12), does not exceed $50,000,000; provided, however, that

                    (A) at the time of each such Restricted Payment, no Default shall have occurred and be continuing (or result therefrom); and

                    (B) such Restricted Payments shall be included in the
               calculation of the amount of Restricted Payments under Section 6.02(a)(3).

          SECTION 6.03. Limitation on Restrictions on Distributions from Restricted Subsidiaries. The Borrower shall not, and shall not permit any Restricted Subsidiary to, create or otherwise cause or permit to exist or become effective any consensual encumbrance or restriction on the ability of any Restricted Subsidiary to:

               (1) pay dividends or make any other distributions on its Capital Stock or pay any Indebtedness or other obligations owed to the Borrower;

               (2) make any loans or advances to the Borrower; or

               (3) transfer any of its property or assets to the Borrower, except:

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                                                                              77


                    (A) any encumbrance or restriction pursuant to applicable
               law, rule, regulation or order or an agreement in effect at or entered into on the Restatement Date;

                    (B) any encumbrance or restriction with respect to a
               Restricted Subsidiary pursuant to an agreement relating to any Indebtedness Incurred by such Restricted Subsidiary prior to the date on which such Restricted Subsidiary was acquired by the Borrower (other than Indebtedness Incurred as consideration in, in contemplation of, or to provide all or any portion of the funds or credit support utilized to consummate the transaction or series of related transactions pursuant to which such Restricted Subsidiary became a Restricted Subsidiary or was otherwise acquired by the Borrower) and outstanding on such date;

                    (C) any encumbrance or restriction pursuant to an agreement effecting a Refinancing of Indebtedness Incurred pursuant to an agreement referred to in Section 6.03(3)(A) or Section 6.03(3)(B) or this Section 6.03(3)(C) or contained in any amendment to an agreement referred to in Section 6.03(3)(A) or Section 6.03(3)(B) or this Section 6.03(3)(C); provided, however, that the encumbrances and restrictions contained in any such Refinancing agreement or amendment are no less favorable in any material respect to the Lenders than the encumbrances and restrictions contained in such predecessor agreements;

                    (D) in the case of Section 6.03(3), any encumbrance or
               restriction:

                         (i) that restricts in a customary manner the
                    subletting, assignment or transfer of any property or asset that is subject to a lease, license or similar contract, or the assignment or transfer of any such lease, license or other contract; or

                         (ii) contained in mortgages, pledges and other security
                    agreements securing Indebtedness of a Restricted Subsidiary to the extent such encumbrance or restriction restricts the transfer of the property subject to such security agreements;

                    (E) with respect to a Restricted Subsidiary, any restriction imposed pursuant to an agreement entered into for the sale or disposition of all or substantially all the Capital Stock or assets of such Restricted Subsidiary pending the closing of such sale or disposition;

                    (F) any encumbrance or restriction existing under or by
               reason of Indebtedness or other contractual requirements of a Receivables Entity in connection with a Qualified Receivables Transaction; provided, however, that such restrictions apply only to such Receivables Entity;

                    (G) purchase money obligations for property acquired in the ordinary course of business and Capitalized Lease Obligations that impose restrictions on the property purchased or leased of the nature described in Section 6.03(3);

                    (H) provisions with respect to the disposition or
               distribution of assets or property in joint venture agreements, asset sale agreements, stock sale agreements and other similar agreements;

                    (I) restrictions on cash or other deposits or net worth
               imposed by customers, suppliers or, in the ordinary course of business, other third parties; and

                    (J) with respect to any Foreign Restricted Subsidiary, any encumbrance or restriction contained in the terms of any Indebtedness, or any agreement pursuant to which such Indebtedness was issued, if:

                         (i) the encumbrance or restriction applies only in the
                    event of a payment default or a default with respect to a financial covenant contained in such Indebtedness or agreement; or

                         (ii) at the time such Indebtedness is Incurred, such
                    encumbrance or restriction is not expected to materially affect the Borrower's ability to make principal or interest payments on the Obligations, as determined in good faith by a Financial Officer of the Borrower, whose determination shall be conclusive.

          SECTION 6.04. Limitation on Sales of Assets and Subsidiary Stock. (a) The Borrower shall not, and shall not permit any Restricted Subsidiary to, make any Asset Disposition unless:

               (1) the Borrower or such Restricted Subsidiary receives consideration (including by way of relief from, or by any other Person assuming sole responsibility for, any liabilities, contingent or otherwise) at the time of such Asset Disposition at least equal to the Fair Market Value of the shares and assets subject to such Asset Disposition; and

               (2) at least 75% of the consideration therefor received by the Borrower or such Restricted Subsidiary is (i) to the extent the assets subject to such Asset Disposition do not constitute Collateral under this Agreement, in the form of cash or Additional Assets, or (ii) to the extent the assets subject to such Asset Disposition do constitute Collateral under this Agreement, in the form of cash or assets that are included in the Collateral.

          (b) For the purposes of this covenant, the following are deemed to be cash:

               (1) the assumption of Indebtedness or other obligations of the Borrower (other than obligations in respect of Disqualified Stock of the Borrower) or any Restricted Subsidiary (other than obligations in respect of Disqualified Stock and Preferred Stock of a Restricted Subsidiary that is a Subsidiary Guarantor) and the release of the Borrower or such Restricted Subsidiary from all liability on such Indebtedness or obligations in connection with such Asset Disposition;

               (2) except to the extent the assets subject to the applicable Asset Disposition constitute Collateral under this Agreement, any Designated Noncash Consideration having an aggregate Fair Market Value that, when taken together with all other Designated Noncash Consideration received pursuant to this clause and then outstanding, does not exceed at the time of the receipt of such Designated Noncash Consideration (with the Fair Market Value of each item of Designated Noncash Consideration being measured at the time received and without giving effect to subsequent changes in value) the greater of (1) $200,000,000 and (2) 1.5% of the total Consolidated assets of the Borrower as shown on the most recent balance sheet of the Borrower filed with the SEC;

               (3) securities, notes or similar obligations received by the Borrower or any Restricted Subsidiary from the transferee that are promptly converted by the Borrower or such Restricted Subsidiary into cash; and

               (4) Temporary Cash Investments.

          (c) The Borrower may not use any Net Available Cash to prepay, redeem or purchase any Indebtedness that is not Priority Secured Indebtedness unless
(i) the Pro Forma Senior Secured Leverage Ratio for the most recently ended period of four consecutive fiscal quarters for which financial statements have been delivered under Section 5.01(a) or (b) (or, at any time prior to the first delivery of such financial statements, for the fiscal year ended December 31,
2006) would have been equal to or less than 3.00 to 1.00, determined at the time of such proposed use on a pro forma basis as described in the definition of Pro Forma Senior Secured Leverage Ratio, or (ii) the

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                                                                              80


Borrower first offers to use such Net Available Cash to prepay the Loans in accordance with Section 2.07(b).

          (d) Upon receipt of written notice from the Borrower to the Collateral Agent, the Collateral Agent is hereby authorized and directed to release any security interest under any Security Document in any Capital Stock of any Foreign Subsidiary transferred, for tax planning or other business purposes, consistent with the Borrower's past practices, to any Foreign Subsidiary whose Capital Stock has been pledged under any of the Security Documents if either (i) the transferor of such Capital Stock is the Borrower or a Domestic Subsidiary and such release is required in order to obtain the desired amount of consideration from such transfer, or (ii) after giving effect to such transfer, the aggregate fair value of all such Capital Stock (other than Capital Stock transferred in a transaction described in the immediately preceding clause (i)), determined as of the date of each respective transfer, does not exceed, for all such transfers, $250,000,000.

          SECTION 6.05. Limitation on Transactions with Affiliates. (a) The Borrower shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, enter into or conduct any transaction or series of related transactions (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any Affiliate of the Borrower (an "Affiliate Transaction") unless such transaction is on terms:

               (1) that are no less favorable to the Borrower or such Restricted Subsidiary, as the case may be, than those that could be obtained at the time of such transaction in arm's-length dealings with a Person who is not such an Affiliate,

               (2) that, in the event such Affiliate Transaction involves an aggregate amount in excess of $25,000,000,

                    (A) are set forth in writing, and

                    (B) have been approved by a majority of the members of the
               Board of Directors having no personal stake in such Affiliate Transaction; and

               (3) that, in the event such Affiliate Transaction involves an amount in excess of $75,000,000, have been determined by a nationally recognized appraisal, accounting or investment banking firm to be fair, from a financial standpoint, to the Borrower and its Restricted Subsidiaries.

          (b) The provisions of Section 6.05(a) will not prohibit:

               (1) any Restricted Payment permitted to be paid pursuant to
          Section 6.02;

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                                                                              81


               (2) any issuance of securities, or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of, employment arrangements, stock options and stock ownership plans approved by the Board of Directors;

               (3) the grant of stock options or similar rights to employees and directors of the Borrower pursuant to plans approved by the Board of Directors,

               (4) loans or advances to employees in the ordinary course of business of the Borrower;

               (5) the payment of reasonable fees and compensation to, or the provision of employee benefit arrangements and indemnity for the benefit of, directors, officers and employees of the Borrower and its Restricted Subsidiaries in the ordinary course of business;

               (6) any transaction between or among any of the Borrower, any Restricted Subsidiary or any joint venture or similar entity which would constitute an Affiliate Transaction solely because the Borrower or a Restricted Subsidiary owns an equity interest in or otherwise controls such Restricted Subsidiary, joint venture or similar entity;

               (7) the issuance or sale of any Capital Stock (other than Disqualified Stock) of the Borrower;

               (8) any agreement as in effect on the Restatement Date described in the Borrower's SEC filings as filed on or prior to the Restatement Date, or any renewals, extensions or amendments of any such agreement (so long as such renewals, extensions or amendments are not less favorable in any material respect to the Borrower or its Restricted Subsidiaries) and the transactions evidenced thereby;

               (9) transactions with customers, clients, suppliers or purchasers or sellers of goods or services in each case in the ordinary course of business and otherwise in compliance with the terms of this Agreement which are fair to the Borrower or its Restricted Subsidiaries, in the reasonable determination of the Board of Directors or the senior management thereof, or are on terms at least as favorable as could reasonably have been obtained at such time from an unaffiliated party; or

               (10) any transaction effected as part of a Qualified Receivables Transaction.

          SECTION 6.06. Limitation on Liens. The Borrower shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, Incur or permit to exist any Lien of any nature whatsoever on any of its property or assets (including Capital Stock of a Restricted Subsidiary), whether owned at the Restatement Date or thereafter acquired, securing any Indebtedness, except:

          (a) Liens to secure Indebtedness permitted pursuant to Section 6.01(b)(1); provided that any collateral securing U.S. Bank Indebtedness shall also constitute Collateral;

          (b) Liens to secure Indebtedness permitted pursuant to Section 6.01(b)(12); provided that any Liens to secure Indebtedness permitted pursuant to Section 6.01(b)(12) shall be subordinate and junior to the Liens securing the Obligations on the terms set forth in the Lien Subordination and Intercreditor Agreement;

          (c) pledges or deposits by such Person under workers' compensation laws, unemployment insurance laws or similar legislation, or good faith deposits in connection with bids, tenders, contracts (other than for the payment of Indebtedness) or leases to which such Person is a party, or deposits to secure public or statutory obligations of such Person or deposits of cash or United States government bonds to secure surety or appeal bonds to which such Person is a party, or deposits as security for contested taxes or import duties or for the payment of rent, in each case Incurred in the ordinary course of business;

          (d) Liens imposed by law, such as carriers', warehousemen's and mechanics' Liens, in each case for sums not yet due or being contested in good faith by appropriate proceedings or other Liens arising out of judgments or awards against such Person with respect to which such Person shall then be proceeding with an appeal or other proceedings for review;

          (e) Liens for taxes, assessments or other governmental charges not yet due or payable or subject to penalties for non-payment or which are being contested in good faith by appropriate proceedings;

          (f) Liens on assets not constituting Collateral under this Agreement which secure obligations under undrawn letters of credit and bank guarantees or are in favor of issuers of surety or performance bonds issued pursuant to the request of and for the account of such Person in the ordinary course of its business; provided, however, that such letters of credit and bank guarantees do not constitute Indebtedness;

          (g) survey exceptions, encumbrances, easements or reservations of, or rights of others for, licenses, rights-of-way, sewers, electric lines, telegraph and telephone lines and other similar purposes, or zoning or other restrictions as to the use of real property or Liens incidental to the conduct of the business of such Person or to the ownership of its properties which were not Incurred in connection

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                                                                              83


     with Indebtedness for borrowed money and which do not in the aggregate materially adversely affect the value of said properties or materially impair their use in the operation of the business of such Person;

          (h) Liens securing Indebtedness Incurred to finance the construction, purchase or lease of, or repairs, improvements or additions to, property of such Person (including Indebtedness Incurred under Section 6.01(b)(6)); provided, however, that the Lien may not extend to any other property (other than property related to the property being financed) owned by such Person or any of its Subsidiaries at the time the Lien is Incurred, and the Indebtedness (other than any interest thereon) secured by the Lien may not be Incurred more than 180 days after the later of the acquisition, completion of construction, repair, improvement, addition or commencement of full operation of the property subject to the Lien;

          (i) Liens existing on the Restatement Date and set forth in Schedule 6.06; provided that (x) such Lien shall not apply to any other property or asset of the Borrower or any Restricted Subsidiary and (y) such Lien shall secure only those obligations which it secured on the date hereof and extensions, renewals and replacements thereof that do not increase the outstanding principal amount hereof (other than Liens referred to in the foregoing clauses (a) and (b));

          (j) Liens on property or shares of stock of another Person at the time such other Person becomes a Subsidiary of such Person; provided, however, that such Liens are not created, Incurred or assumed in connection with, or in contemplation of, such other Person becoming such a Subsidiary; provided further, however, that such Liens do not extend to any other property owned by such Person or any of its Subsidiaries, except pursuant to after-acquired property clauses existing in the applicable agreements at the time such Person becomes a Subsidiary which do not extend to property transferred to such Person by the Borrower or a Restricted Subsidiary;

          (k) Liens on property at the time such Person or any of its Subsidiaries acquires the property, including any acquisition by means of a merger or consolidation with or into such Person or any Subsidiary of such Person; provided, however, that such Liens are not created, Incurred or assumed in connection with, or in contemplation of, such acquisition; provided further, however, that the Liens do not extend to any other property owned by such Person or any of its Subsidiaries;

          (l) Liens securing Indebtedness or other obligations of a Subsidiary of such Person owing to such Person or a Restricted Subsidiary of such Person;

          (m) Liens securing Hedging Obligations so long as such Hedging Obligations are permitted to be Incurred under this Agreement;

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                                                                              84


          (n) Liens on assets not constituting Collateral under this Agreement which secure Indebtedness of any Foreign Restricted Subsidiary Incurred under Section 6.01(b)(10);

          (o) Liens to secure any Refinancing (or successive Refinancings) as a whole, or in part, of any Indebtedness secured by any Lien referred in the foregoing clauses (h), (i), (j) and (k); provided, however, that:

               (1) such new Lien shall be limited to all or part of the same property that secured the original Lien (plus improvements, accessions, proceeds, dividends or distributions in respect thereof); and

               (2) the Indebtedness secured by such Lien at such time is not increased to any amount greater than the sum of:

                    (A) the outstanding principal amount or, if greater,
               committed amount of the Indebtedness secured by Liens described under clauses (h), (i), (j) or (k) at the time the original Lien became a permitted Lien under this Agreement; and

                    (B) an amount necessary to pay any fees and expenses,
               including premiums, related to such Refinancings;

          (p) Liens on accounts receivables and related assets of the type specified in the definition of "Qualified Receivables Transaction" not constituting Collateral under this Agreement Incurred in connection with a Qualified Receivables Transaction;

          (q) judgment Liens not giving rise to an Event of Default so long as any appropriate legal proceedings which may have been duly initiated for the review of such judgment have not been finally terminated or the period within which such proceedings may be initiated has not expired;

          (r) Liens arising from Uniform Commercial Code financing statement filings regarding leases that do not otherwise constitute Indebtedness entered into in the ordinary course of business;

          (s) leases and subleases of real property which do not materially interfere with the ordinary conduct of the business of the Borrower and its Subsidiaries;

          (t) Liens which constitute bankers' Liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with any bank or other financial institution, whether arising by operation of law or pursuant to contract;

          (u) Liens on specific items of inventory or other goods and proceeds of any Person securing such Person's obligations in respect of bankers' acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods;

          (v) Liens on specific items of inventory or other goods and related documentation (and proceeds thereof) securing reimbursement obligations in respect of trade letters of credit issued to ensure payment of the purchase price for such items of inventory or other goods;

          (w) Liens on assets not constituting Collateral under this Agreement which secure Indebtedness Incurred under Section 6.01(b)(11) or (13);

          (x) Liens on assets subject to Sale/Leaseback Transactions; provided that the aggregate outstanding Attributable Debt in respect thereof shall not at any time exceed $125,000,000; and

          (y) other Liens on assets that do not constitute Collateral to secure Indebtedness as long as the amount of outstanding Indebtedness secured by Liens Incurred pursuant to this clause (x) does not exceed 5.0% of Consolidated assets of the Borrower, as determined based on the consolidated balance sheet of the Borrower as of the end of the most recent fiscal quarter for which financial statements have been filed with the SEC; provided, however, that notwithstanding whether this clause (y) would otherwise be available to secure Indebtedness, Liens securing Indebtedness originally secured pursuant to this clause (y) may secure Refinancing Indebtedness in respect of such Indebtedness and such Refinancing Indebtedness shall be deemed to have been secured pursuant to this clause
     (y).

          For the avoidance of doubt, each reference in this Section or any other provision of this Agreement to "assets not constituting Collateral" (or any similar phrase) means assets that (a) are not subject to any Lien securing the Obligations and (b) are not and (absent a change in facts) will not be required under the terms of this Agreement or the Security Documents to be made subject to any Lien securing the Obligations by reason of the nature of, or the identity of the Subsidiary owning, such assets (and not as a result of the existence of any other Lien or any legal or contractual provision preventing such assets from being made subject to Liens securing the Obligations).

          SECTION 6.07. Limitation on Sale/Leaseback Transactions. The Borrower shall not, and shall not permit any Restricted Subsidiary to, enter into any Sale/Leaseback Transaction with respect to any property unless:

          (a) the Borrower or such Restricted Subsidiary would be entitled to:

               (i) Incur Indebtedness with respect to such Sale/Leaseback Transaction pursuant to Section 6.01; and

               (ii) create a Lien on such property securing such Indebtedness pursuant to Section 6.06(x) or, to the extent the assets subject to such

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                                                                              86


          Sale/Leaseback do not constitute Collateral under this Agreement, create a Lien on such property pursuant to the provisions of Section 6.06;

               (iii) the gross proceeds payable to the Borrower or such Restricted Subsidiary in connection with such Sale/Leaseback Transaction are at least equal to the Fair Market Value of such property; and

               (iv) the transfer of such property is permitted by, and, if applicable, the Borrower applies the proceeds of such transaction in compliance with, Section 6.04; or

          (b) the Sale/Leaseback Transaction is with respect to all or a portion of the Borrower's properties in Akron, Summit County, Ohio.

          SECTION 6.08. Fundamental Changes. The Borrower will not, and will not permit any Restricted Subsidiary to, merge into, amalgamate or consolidate with any other Person, or permit any other Person to merge into, amalgamate or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) assets (including Capital Stock of Subsidiaries) constituting all or substantially all the assets of the Borrower and its Consolidated Subsidiaries, taken as a whole, or, in the case of the Borrower, liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing (i) any Restricted Subsidiary may merge into the Borrower in a transaction in which the Borrower is the surviving corporation, (ii) any Restricted Subsidiary may merge into any other Restricted Subsidiary in a transaction in which the surviving entity is a Restricted Subsidiary; except that no Domestic Subsidiary may merge into a Foreign Subsidiary, (iii) any sale of a Restricted Subsidiary made in accordance with Section 6.04 may be effected by a merger of such Restricted Subsidiary and (iv) any Restricted Subsidiary may sell, transfer, lease or otherwise dispose of its assets to the Borrower or to another Restricted Subsidiary; provided that any Investment that takes the form of a merger, amalgamation or consolidation (other than any merger, amalgamation or consolidation involving the Borrower) that is expressly permitted by Section
6.02 shall be permitted under this Section 6.08.

                                   ARTICLE VII

                                Events of Default

          SECTION 7.01. Events of Default. If any of the following events ("Events of Default") shall occur:

          (a) the Borrower shall fail to pay any principal of any Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

          (b) the Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Article)

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                                                                              87


     payable under this Agreement or any other Credit Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of (i) in the case of fees and interest payable under Sections 2.08 and 2.09, respectively, five Business Days, and (ii) in the case of any other fees, interest or other amounts (other than those referred to in paragraph (a) above), five Business Days after the earlier of (A) the day on which a Financial Officer first obtains knowledge of such failure and (B) the day on which written notice of such failure shall have been given to the Borrower by the Administrative Agent or any Lender;

          (c) any representation or warranty made or deemed made by or on behalf of any Credit Party in any Credit Document or any amendment or modification thereof or waiver thereunder shall prove to have been incorrect when made or deemed made in any respect material to the rights or interests of the Lenders under the Credit Documents;

          (d) the Borrower shall fail to observe or perform any covenant, condition or agreement contained in Section 5.02, 5.03 (with respect to the Borrower's existence) or 5.08 or in Article VI;

          (e) any Credit Party shall fail to observe or perform any covenant, condition or agreement contained in any Credit Document (other than those specified in clauses (a), (b) and (d) of this Article), and such failure shall continue unremedied for a period of 30 days after written notice thereof from the Administrative Agent to the Borrower (which notice will be given at the request of any Lender); provided that the failure of any Credit Party to perform any covenant, condition or agreement made in any Credit Document (other than this Agreement) shall not constitute an Event of Default unless such failure shall be (i) wilful or (ii) material to the rights or interests of the Lenders under the Credit Documents;

          (f) the Borrower or any Consolidated Subsidiary shall fail to make any payment of principal in respect of any Material Indebtedness at the scheduled due date thereof and such failure shall continue beyond any applicable grace period or any event or condition occurs that results in any Material Indebtedness (other than any Qualified Receivables Transaction existing on March 31, 2003) becoming due or being required to be prepaid, repurchased, redeemed, defeased or terminated prior to its scheduled maturity (other than, in the case of any Qualified Receivables Transaction, any event or condition not caused by an act or omission of the Borrower or any Subsidiary, if the Borrower shall furnish to the Administrative Agent a certificate to the effect that after the termination of such Qualified Receivables Transaction the Borrower and the Subsidiaries that are a party thereto have sufficient liquidity to operate their businesses in the ordinary course); provided that this clause (f) shall not apply to (i) secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness in accordance with the terms and conditions of this Agreement or (ii) Material Indebtedness of any Foreign Subsidiary if the

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                                                                              88


     Borrower is unable, due to applicable law restricting Investments in such Foreign Subsidiary, to make an Investment in such Foreign Subsidiary to fund the payment of such Material Indebtedness;

          (g) a Change in Control shall occur;

          (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization, moratorium, suspension of payment or other relief in respect of the Borrower or any Material Subsidiary or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Material Subsidiary or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 90 days or an order or decree approving or ordering any of the foregoing shall be entered;

          (i) the Borrower or any Material Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization, bankruptcy, moratorium, suspension of payment or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Material Subsidiary or for a substantial part of its assets, (iv) make a general assignment for the benefit of creditors or (v) take any action for the purpose of effecting any of the foregoing;

          (j) the Borrower or any Material Subsidiary shall admit in writing its inability or fail generally to pay its debts as they become due;

          (k) an ERISA Event shall have occurred that, when taken together with all other ERISA Events that have occurred, would be materially likely to result in a Material Adverse Change;

          (l) Liens created under the Security Documents shall not be valid and perfected Liens on a material portion of the Collateral; or

          (m) any Guarantee of the Obligations under the Guarantee and Collateral Agreement or the Canadian Security Documents shall fail to be a valid, binding and enforceable Guarantee of one or more Subsidiary Guarantors where such failure would constitute or be materially likely to result in a Material Adverse Change;

then, and in every such event (other than an event with respect to the Borrower described in clause (h) or (i) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Majority Lenders

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                                                                              89


shall, by notice to the Borrower, take any or all of the following actions, at the same or different times declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; and in case of any event with respect to the Borrower described in clause (h) or (i) of this Article, the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall automatically become due and payable, in each case without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

                                  ARTICLE VIII

                                   The Agents

          Each of the Lenders hereby irrevocably appoints the Agents as its agents and authorizes the Agents to take such actions on its behalf and to exercise such powers as are delegated to the Agents by the terms hereof and of the other Credit Documents, together with such actions and powers as are reasonably incidental thereto.

          The bank or banks serving as the Agents hereunder shall have the same rights and powers in their capacity as Lenders as any other Lender and may exercise the same as though they were not Agents, and such bank or banks and their Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if they were not Agents hereunder.

          The Agents shall not have any duties or obligations except those expressly set forth herein. Without limiting the generality of the foregoing (a) the Agents shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Agents shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby that the Agents are required to exercise in writing by the Majority Lenders, and (c) except as expressly set forth herein, the Agents shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information communicated to the Agents by or relating to the Borrower or any Subsidiary. The Agents shall not be liable for any action taken or not taken by them with the consent or at the request of the Majority Lenders or the Lenders, as the case may be, or in the absence of their own gross negligence or wilful misconduct. In addition, the Agents shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Agents by the Borrower or a Lender, and the Agents shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Credit Document,
(ii) the contents of any certificate, report or other document delivered hereunder or thereunder or

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                                                                              90


in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article IV or elsewhere herein or therein, other than to confirm receipt of items expressly required to be delivered to the Agents.

          The Agents shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by them to be genuine and to have been signed or sent by the proper Person. The Agents also may rely upon any statement made to them orally or by telephone and believed by them to be made by the proper Person, and shall not incur any liability for relying thereon. The Agents may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by them with reasonable care, and shall not be liable for any action taken or not taken by them in accordance with the advice of any such counsel, accountants or experts.

          The Agents may perform any and all their duties and exercise their rights and powers by or through any one or more sub-agents appointed by the Agents. The Agents and any such sub-agent may perform any and all their duties and exercise their rights and powers through their respective Affiliates. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Affiliates of the Agents and any such sub-agent.

          Subject to the appointment and acceptance of a successor Agent as provided below, either Agent may resign at any time by notifying the Lenders and the Borrower. Upon any such resignation, the Majority Lenders shall have the right to appoint a successor with the Borrower's written consent (which shall not be unreasonably withheld or delayed and shall not be required from the Borrower if an Event of Default has occurred and is continuing). If no successor shall have been so appointed by the Majority Lenders and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation, then the retiring Agent may, on behalf of the Lenders, with the Borrower's written consent (which shall not be unreasonably withheld or delayed and shall not be required if an Event of Default has occurred and is continuing), appoint a successor Agent which shall be a bank or an Affiliate thereof, in each case with a net worth of at least $1,000,000,000 and an office in New York, New York. Upon the acceptance of its appointment as Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After an Agent's resignation hereunder, the provisions of this Article and Section 9.03 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

          Each Lender acknowledges that it has, independently and without reliance upon the Agents or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without

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                                                                              91


reliance upon the Agents or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any related agreement or any document furnished hereunder or thereunder.

          Notwithstanding any other provision contained herein, each Lender acknowledges that the Administrative Agent is not acting as an agent of the Borrower and that the Borrower will not be responsible for acts or failures to act on the part of the Administrative Agent.

          Without prejudice to the provisions of this Article VIII, each Lender hereby irrevocably appoints and authorizes the Collateral Agent (and any successor acting as Collateral Agent) to act as the Person holding the power of attorney (in such capacity, the "fonde de pouvoir") of the Lenders as contemplated under Article 2692 of the Civil Code of Quebec, and to enter into, to take and to hold on their behalf, and for their benefit, any hypothec, and to exercise such powers and duties which are conferred upon the fonde de pouvoir under any hypothec. Moreover, without prejudice to such appointment and authorization to act as the Person holding the power of attorney as aforesaid, each Lender hereby irrevocably appoints and authorizes the Collateral Agent (and any successor acting as Collateral Agent) (in such capacity, the "Custodian") to act as agent and custodian for and on behalf of the Lenders to hold and to be the sole registered holder of any debenture which may be issued under any hypothec, the whole notwithstanding Section 32 of the Act Respecting the Special Powers of Legal Persons (Quebec) or any other applicable law. In this respect,
(i) the Custodian shall keep a record indicating the names and addresses of, and the pro rata portion of the obligations and indebtedness secured by any pledge of any such debenture and owing to each Lender, and (ii) each Lender will be entitled to the benefits of any charged property covered by any hypothec and will participate in the proceeds of realization of any such charged property, the whole in accordance with the terms hereof.

          Each of the fonde de pouvoir and the Custodian shall (a) have the sole and exclusive right and authority to exercise, except as may be otherwise specifically restricted by the terms hereof, all rights and remedies given to fonde de pouvoir and the Custodian (as applicable) with respect to the charged property under any hypothec, any debenture or pledge thereof relating to any hypothec, applicable laws or otherwise, (b) benefit from and be subject to all provisions hereof with respect to the Collateral Agent mutatis mutandis, including, without limitation, all such provisions with respect to the liability or responsibility to and indemnification by the Lenders, and (c) be entitled to delegate from time to time any of its powers or duties under any hypothec, any debenture or pledge thereof relating to any hypothec, applicable laws or otherwise and on such terms and conditions as it may determine from time to time. Any Person who becomes a Lender shall be deemed to have consented to and confirmed: (y) the fonde de pouvoir as the Person holding the power of attorney as aforesaid and to have ratified, as of the date it becomes a Lender, all actions taken by the fonde de pouvoir in such capacity, (z) the Custodian as the agent and custodian as aforesaid and to have ratified, as of the date it becomes a Lender, all actions taken by the Custodian in such capacity.

                                   ARTICLE IX

                                  Miscellaneous

          SECTION 9.01. Notices. (a) Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy or e-mail, as follows:

          (i) if to the Borrower, to it at 1144 East Market Street, Akron, Ohio, 44316-0001, Attention of the Treasurer (Telecopy No. (330) 796-6502);

          (ii) if to the Administrative Agent, to JPMorgan Chase Bank, Loan & Agency Services Group, 1111 Fannin, 10th Floor, Houston, Texas 77002, Attention of Alice Telles (Telecopy No. (713) 750-2938), with a copy to JPMorgan Chase Bank, N.A., 270 Park Avenue, New York, NY 10017, Attention of Robert Kellas (Telecopy No. (212) 270-5100);

          (iii) if to the Collateral Agent, to Deutsche Bank Trust Company Americas, 60 Wall Street, New York, NY 10005, Attention of Carin Keegan (Telecopy No. (212) 797-5690); and

          (iv) if to a Lender, to it at its address (or telecopy number or e-mail address) set forth in Schedule 2.01 or its Administrative Questionnaire.

          (b) Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Article II unless otherwise agreed by the Administrative Agent and the applicable Lender. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

          (c) Any party hereto may change its address, telecopy number or e-mail address for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

          SECTION 9.02. Waivers; Amendments. (a) No failure or delay by any of the Agents or any Lender in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Agents and the Lenders hereunder are cumulative and are not

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                                                                              93


exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default, regardless of whether any Agent or any Lender may have had notice or knowledge of such Default at the time.

          (b) No Credit Document or any provision thereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Credit Parties party thereto and the Administrative Agent or Collateral Agent, as the case may be, with the consent of the Majority Lenders; provided, that no such agreement shall (i) increase the Commitment or extend the expiration date of the Commitment of any Lender without the written consent of such Lender, (ii) reduce or forgive all or part of the principal amount of any Loan or reduce the rate of interest thereon, or reduce any fee payable hereunder, without the prior written consent of each Lender affected thereby,
(iii) postpone the scheduled date of payment of the principal amount of any Loan or date for the payment of any interest on any Loan or any fee, or reduce the amount of, waive or excuse any such payment, without the prior written consent of each Lender adversely affected thereby, (iv) release all or substantially all the Subsidiary Guarantors from their Guarantees under the Guarantee and Collateral Agreement, or release all or substantially all the Collateral from the Liens of the Security Documents, without the written consent of each Lender and each Agent, (v) change any provision of the Guarantee and Collateral Agreement or any other Security Document to alter the amount or allocation of any payment to be made to the Secured Parties, without the written consent of each adversely affected Lender, (vi) change Section 2.14 in a manner that would alter the pro rata sharing of any payment without the written consent of each Lender adversely affected thereby, or (vii) change any of the provisions of this Section or the definition of "Majority Lenders" or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender; provided, further that no such agreement shall amend, modify or otherwise affect the rights or duties of any Agent under any Credit Document, or any provision of any Credit Document providing for payments by or to the Administrative Agent, in each case without the prior written consent of such Agent; provided further, that so long as the rights or interests of any Lender shall not be adversely affected in any material respect, the Guarantee and Collateral Agreement or any other Security Document may be amended without the consent of the Majority Lenders (A) to cure any ambiguity, omission, defect or inconsistency, or (B) to provide for the addition of any assets or classes of assets to the Collateral. Notwithstanding the foregoing, any provision of this Agreement may be amended by an agreement in writing entered into by the Borrower, the Administrative Agent and the Lenders that will remain parties hereto after giving effect to such amendment if at the time such amendment becomes effective, each Lender not consenting thereto receives payment in full of the principal of and interest accrued on each Loan made by it and all other amounts owing to it or accrued for its account under this Agreement.

          (c) Notwithstanding anything in paragraph (b) of this Section to the contrary, this Agreement and the other Credit Documents may be amended at any time and from time to time to permit the borrowing of additional term loans by an agreement in writing entered into by the Borrower, the Administrative Agent, the Collateral Agent and each Person (including any Lender) that shall agree to provide any such additional term loans (but without the consent of any other Lender), and each such Person that shall not already be a Lender shall, at the time such agreement becomes effective, become a Lender with the same effect as if it had originally been a Lender under this Agreement with the term loans set forth in such agreement; provided, however, that: (i) the aggregate amount of such additional term loans established pursuant to this paragraph shall not exceed $300,000,000; (ii) no Default or Event of Default shall exist at the time such amendment becomes effective; (iii) such term loans shall not amortize and the final maturity of such term loans shall be no earlier than the Maturity Date, (iv) on the date of Incurrence of such term loans and after giving pro forma effect thereto and to the application of the proceeds therefrom, in accordance with the definition of Consolidated Coverage Ratio, the Consolidated Coverage Ratio would be greater than 2.0:1.0 and (v) the Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders) of Covington & Burling LLP, counsel for the Borrower (or other counsel for the Borrower reasonably satisfactory to the Administrative Agent) in a form reasonably acceptable to the Administrative Agent but in substance to the effect that the incurrence of such term loans, and each Lien securing them, will be permitted under the Junior Lien Indenture and each other indenture or other agreement governing any Material Indebtedness in effect at the time of the effectiveness of such amendment, and such term loans will constitute Designated Senior Obligations under the Lien Subordination and Intercreditor Agreement. Each such term loan established pursuant to this paragraph shall constitute a Loan under, and shall be entitled to all the benefits afforded by, this Agreement and the other Credit Documents, and shall, without limiting the foregoing, benefit equally and ratably from the Guarantees and security interests and Liens created by the Guarantee and Collateral Agreement and the other Security Documents. The Borrower shall take any actions reasonably required by the Administrative Agent to ensure and/or demonstrate that all requirements under the Credit Documents in respect of the provision and maintenance of Collateral continue to be satisfied after the establishment of any such additional term loans. In the event that the Borrower elects to establish any additional term loans pursuant to this paragraph, the Borrower will afford the then existing Lenders an opportunity to provide such additional term loans.

          SECTION 9.03. Expenses; Indemnity; Damage Waiver. (a) The Borrower shall pay (i) all reasonable out-of-pocket expenses incurred by the Agents, the Arrangers and their Affiliates (including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Agents and the Arrangers, and other local and foreign counsel for the Agents and Arrangers, limited to one per jurisdiction, in connection with the Security Documents and the creation and perfection of the Liens created thereby and other local and foreign law matters) in connection with the arrangement and syndication of the credit facilities provided for herein, the preparation, execution, delivery and administration of this Agreement and the other Credit Documents or any amendments, modifications or waivers of the provisions hereof or thereof

(whether or not the transactions contemplated hereby or thereby shall be consummated) and (ii) all reasonable out-of-pocket expenses incurred by the Agents or any Lender, including the fees, charges and disbursements of any counsel for the Agents or any Lender, in connection with the enforcement or protection of its rights in connection with this Agreement, including its rights under this Section, or in connection with the Loans made hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or similar negotiations in respect of such Loans. The Borrower also shall pay all out-of-pocket expenses incurred by the Collateral Agent in connection with the creation and perfection of the security interests contemplated by this Agreement, including all filing, recording and similar fees and, as more specifically set forth above, the reasonable fees and disbursements of counsel (including foreign counsel in connection with Foreign Pledge Agreements).

          (b) The Borrower shall indemnify each Agent, each Arranger and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an "Indemnitee") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the reasonable fees, charges and disbursements of any counsel for any Indemnitee), incurred by or asserted against any Indemnitee and arising out of
(i) the execution or delivery of this Agreement or any other Credit Document or other agreement or instrument contemplated hereby, the syndication and arrangement of the credit facilities provided for herein, the performance by the parties hereto of their respective obligations or the exercise by the parties hereto of their rights hereunder or thereunder or the consummation of the Transactions or any other transactions contemplated hereby or thereby, (ii) any Loan or the use of the proceeds thereof, (iii) any actual or alleged presence or release of Hazardous Materials on or from any property currently or formerly owned or operated by the Borrower or any of the Subsidiaries, or any Environmental Liability related in any way to the Borrower or any of the Subsidiaries, or (iv) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses shall have resulted from the gross negligence or wilful misconduct of such Indemnitee or the breach by such Indemnitee of obligations set forth herein or in any other Credit Document.

          (c) To the extent that the Borrower fails to pay any amount required to be paid by it to any Agent or any Arranger under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to such Agent or Arranger, as the case may be, such Lender's percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on the outstanding Loans of such Lender and the other Lenders) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against such Agent or Arranger in its capacity as such.

          SECTION 9.04. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto, the Indemnitees and their respective successors and assigns permitted hereby, except that (i)

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                                                                              96


the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, Indemnitees, their respective successors and assigns permitted hereby, Participants (to the extent provided in paragraph (c) of this Section) and, to the extent expressly contemplated hereby, the Related Parties of each of the Agents, the Arrangers and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

          (b) (i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld or delayed) of:

               (A) the Borrower; provided that no consent of the Borrower shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund, a Federal Reserve Bank or, if an Event of Default has occurred and is continuing, any other assignee; and

               (B) the Administrative Agent; provided that no consent of the Administrative Agent shall be required for an assignment to an assignee that is a Lender, an Affiliate of a Lender, a Federal Reserve Bank or an Approved Fund.

          (ii) Assignments shall be subject to the following additional conditions:

               (A) except in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $1,000,000 or, if smaller, the entire remaining amount of the assigning Lender's Commitment or Loans unless each of the Borrower and the Administrative Agent shall otherwise consent, provided (i) that no such consent of the Borrower shall be required if an Event of Default has occurred and is continuing and (ii) in the event of concurrent assignments to two or more assignees that are Affiliates of one another, or to two or more Approved Funds managed by the same investment advisor or by affiliated investment advisors, all such concurrent assignments shall be aggregated in determining compliance with this subsection;

               (B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement;

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                                                                              97


               (C) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500; provided that in the event of concurrent assignments to two or more assignees that are Affiliates of one another, or to two or more Approved Funds managed by the same investment advisor or by affiliated investment advisors, only one such fee shall be payable; and

               (D) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.

          (iii) Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) of this Section, from and after the Restatement Date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.11, 2.12, 2.13 and 9.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section
     9.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section. Each assignment hereunder shall be deemed to be an assignment of the related rights under the Guarantee and Collateral Agreement and each other applicable Security Document.

          (iv) The Administrative Agent shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

          (v) Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and

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                                                                              98


     Assumption and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

          (vi) By executing and delivering an Assignment and Assumption, the assigning Lender thereunder and the assignee thereunder shall be deemed to confirm to and agree with each other and the other parties hereto as follows: (i) such assigning Lender warrants that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim; (ii) except as set forth in clause (i) above, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any other Credit Document or any other instrument or document furnished pursuant hereto or thereto, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of any of the foregoing, or the financial condition of the Credit Parties or the performance or observance by the Credit Parties of any of their obligations under this Agreement or under any other Credit Document or any other instrument or document furnished pursuant hereto or thereto; (iii) each of the assignee and the assignor represents and warrants that it is legally authorized to enter into such Assignment and Assumption; (iv) such assignee confirms that it has received a copy of this Agreement, together with copies of any amendments or consents entered into prior to the date of such Assignment and Assumption and copies of the most recent financial statements delivered pursuant to
     Section 5.01 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Assumption; (v) such assignee will independently and without reliance upon the Agents, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (vi) such assignee appoints and authorizes the Agents to take such action as agents on its behalf and to exercise such powers under this Agreement and the other Credit Documents as are delegated to them by the terms hereof and thereof, together with such powers as are reasonably incidental thereto; (vii) such assignee agrees that it will not book any Loan at an Austrian branch or through an Austrian Affiliate and will comply with Section 9.19 of this Agreement; and (viii) such assignee agrees that it will perform in accordance with their terms all the obligations that by the terms of this Agreement are required to be performed by it as a Lender.

          (c) (i) Any Lender may, without the consent of the Borrower or the Administrative Agent, sell participations to one or more banks or other entities (each a "Participant") in all or a portion of such Lender's rights and/or obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (A) such Lender's obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in

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                                                                              99


connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver that affects such Participant and that, under
Section 9.02, would require the consent of each affected Lender. Subject to paragraph (c)(ii) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.11, 2.12 and 2.13 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.14(d) as though it were a Lender.

          (ii) A Participant shall not be entitled to receive any greater payment under Section 2.11 or 2.13 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent, which consent shall specifically refer to this exception. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section
     2.13 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 2.13(e) as though it were a Lender.

          (d) Any Lender may, without the consent of the Borrower or the Administrative Agent, at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

          SECTION 9.05. Survival. All covenants, agreements, representations and warranties made by the Borrower herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that any Agent or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid and so long as any Commitment has not expired or terminated. The provisions of Sections 2.11, 2.12, 2.13 and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans,

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                                                                             100


the expiration or termination of the Commitments or the termination of this Agreement or any provision hereof.

          SECTION 9.06. Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Credit Documents and any separate letter agreements with respect to fees payable to the Administrative Agent or the Arrangers constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Agreement shall become effective as provided in
Section 4.01. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement. All the parties hereto on the Restatement Date consent to the non-ratable prepayment of Loans under the Existing Credit Agreement on the Restatement Date to the extent such prepayment would require such consent.

          SECTION 9.07. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. No failure to obtain any approval required for the effectiveness of any provision of this Agreement shall affect the validity or enforceability of any other provision of this Agreement.

          SECTION 9.08. Right of Setoff. If an Event of Default shall have occurred and be continuing and the Loans shall have become due and payable pursuant to Article VII, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of the Borrower against any of and all the obligations of the Borrower now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each of the Lenders under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

          SECTION 9.09. Governing Law; Jurisdiction; Consent to Service of Process. (a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.

          (b) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or

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                                                                             101


proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party hereto may otherwise have to bring any action or proceeding relating to this Agreement in the courts of any jurisdiction.

          (c) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

          SECTION 9.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

          SECTION 9.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

          SECTION 9.12. Confidentiality. Each of the Agents and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors who have been informed of the confidential nature of such Information and instructed to keep such

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                                                                             102


Information confidential, (b) to the extent requested by any regulatory or self-regulatory authority (including the NAIC), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) to the extent necessary or advisable in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder,
(f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations, (g) with the written consent of the Borrower or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to any Agent or any Lender on a nonconfidential basis from a source other than the Borrower. For the purposes of this Section, "Information" means all information received from the Borrower or Persons acting on its behalf relating to the Borrower or its business, other than any such information that is available to any Agent or any Lender prior to disclosure by the Borrower on a nonconfidential basis from a source other than the Borrower that is not known by the recipient to be bound by a confidentiality agreement or other obligation of confidentiality with respect to such information.

          SECTION 9.13. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively, the "Charges"), shall exceed the maximum lawful rate (the "Maximum Rate") which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Alternate Base Rate to the date of repayment, shall have been received by such Lender.

          SECTION 9.14. Security Documents. Each Lender hereby irrevocably authorizes and directs the Collateral Agent to execute and deliver the Reaffirmation Agreement, the Guarantee and Collateral Agreement, the Lenders Lien Subordination and Intercreditor Agreement (and any reaffirmation thereof), each other Security Document and the European Guarantee and Collateral Agreement and to carry out the provisions thereof. Each Lender, by executing and delivering this Agreement, acknowledges receipt of a copy of the Reaffirmation Agreement, the Guarantee and Collateral Agreement and the European Guarantee and Collateral Agreement and approves and agrees to be bound by and to act in accordance with the terms and conditions of the Reaffirmation Agreement, the Guarantee and Collateral Agreement and each other Security Document insofar as they relate to or require performance by the Lenders, specifically including (i) the provisions of Article VI of the Guarantee and Collateral Agreement (governing the

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                                                                             103


exercise of remedies under the Security Documents and the distribution of the proceeds realized from such exercise), (ii) the provisions of Articles VIII and IX of the Guarantee and Collateral Agreement (relating to the duties and responsibilities of the Collateral Agent thereunder and providing for the indemnification and the reimbursement of expenses of the Collateral Agent thereunder by the Lenders), and (iii) the provisions of Section 11.13 of the Guarantee and Collateral Agreement (providing for releases of Guarantees of and Collateral securing the Obligations). Each party hereto further agrees that the foregoing provisions of the Guarantee and Collateral Agreement shall apply to each other Security Document. In the event that the Borrower shall incur Indebtedness to refinance or replace Indebtedness under the First Lien Agreement in compliance with Sections 6.01 and 6.06, each Lender hereby irrevocably authorizes and directs the Collateral Agent to enter into an intercreditor agreement on substantially the same terms as those of the Lenders Lien Subordination and Intercreditor Agreement (as in effect at the time of such refinancing or replacement) with the holders of such Indebtedness or their representative.

          SECTION 9.15. Additional Financial Covenants. Notwithstanding anything else contained herein to the contrary, in the event that any maintenance financial covenant is included in the Third Lien Agreement or any SSLI Documentation (as defined in Schedule 1.01C), such covenant will be deemed to be added to Article VI of this Agreement automatically, without the need for any further action whatsoever.

          SECTION 9.16. Lenders Lien Subordination and Intercreditor Agreement. Reference is made to the Lenders Lien Subordination and Intercreditor Agreement dated as of April 8, 2005, among JPMorgan Chase Bank, N.A., as collateral agent for the First Lien Secured Parties referred to therein; Deutsche Bank Trust Company Americas, as collateral agent for the Second Lien Secured Parties referred to therein; The Goodyear Tire & Rubber Company; and the subsidiaries of The Goodyear Tire & Rubber Company named therein (the "Lenders Lien Subordination and Intercreditor Agreement"). Each Lender (a) hereby consents to the subordination of the Liens securing the Obligations on the terms set forth in the Lenders Lien Subordination and Intercreditor Agreement, (b) hereby agrees that it will be bound by and will take no actions contrary to the provisions of the Lenders Lien Subordination and Intercreditor Agreement and (c) hereby authorizes and instructs the Collateral Agent to enter into any reaffirmation of the Lenders Lien Subordination and Intercreditor Agreement and to subject the Liens securing the Obligations to the provisions thereof. The foregoing provisions are intended as an inducement to the First Lien Secured Parties (as defined in the Lenders Lien Subordination and Intercreditor Agreement) to extend credit to The Goodyear Tire & Rubber Company and its subsidiaries, and such First Lien Secured Parties are intended third party beneficiaries of such provisions and the provisions of the Lenders Lien Subordination and Intercreditor Agreement.

          SECTION 9.17. Effect of Restatement. This Agreement shall supersede the Existing Credit Agreement from and after the Restatement Date with respect to the transactions hereunder and with respect to the loans outstanding under the Existing Credit Agreement as of the Restatement Date. The parties hereto acknowledge and agree, however, that (a) this Agreement and all other Credit Documents executed and delivered

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                                                                             104


herewith do not constitute a novation, payment and reborrowing or termination of the Obligations under the Existing Credit Agreement and the other Credit Documents as in effect prior to the Restatement Date, (b) such Obligations are in all respects continuing with only the terms being modified as provided in this Agreement and the other Credit Documents, (c) the liens and security interests in favor of the Collateral Agent for the benefit of the Credit Parties securing payment of such Obligations are in all respects continuing and in full force and effect with respect to all Obligations and (d) all references in the other Credit Documents to the Credit Agreement shall be deemed to refer without further amendment to this Agreement.

          SECTION 9.18. USA Patriot Act Notice. Each Lender and each Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "Act"), it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender or such Agent, as applicable, to identify the Borrower in accordance with the Act.

          SECTION 9.19. Austrian Matters.

          (a) Notices with respect to Austria. Each party to this Agreement agrees that it will (i) only send notices and other written references to this Agreement or any other Credit Document (the Agreement, the Credit Documents and any notices or other written references to the Agreement or any other Credit Document, each, a "Stamp Duty Sensitive Document") to or from Austria by email which do not contain the signature of any party (whether manuscript or electronic, including, for the avoidance of doubt, the name of an individual or other entity) and (ii) not send fax or scanned copies of a signed Stamp Duty Sensitive Document to or from Austria.

          (b) Agreement to be Kept Outside Austria. No party to this Agreement shall bring or send to or otherwise produce in Austria (x) an original copy, notarised copy or certified copy of any Stamp Duty Sensitive Document, or (y) a copy of any Stamp Duty Sensitive Document signed or endorsed by one or more parties other than in the event that:

               (i) this does not cause a liability of a party to this Agreement to pay stamp duty in Austria;

               (ii) a party to this Agreement wishes to enforce any of its rights under or in connection with such Stamp Duty Sensitive Document in Austria and is only able to do so by bringing, sending to or otherwise producing in Austria (x) an original copy, notarised copy or certified copy of the relevant Stamp Duty Sensitive Document or (y) a copy of any Stamp Duty Sensitive Document signed or endorsed by one or more parties and it would not be sufficient for that party to bring, send to or otherwise produce in Austria a simple copy (i.e. a copy which is not an original copy, notarised copy or certified copy) of the relevant Stamp Duty

          Sensitive Document for the purposes of such enforcement. In connection with the foregoing, each party to this Agreement agrees that in any form of proceedings in Austria simple copies may be submitted by either party to this Agreement and undertakes to refrain from (I) objecting to the introduction into evidence of a simple copy of any Stamp Duty Sensitive Document or raising a defence to any action or to the exercise of any remedy for the reason of an original or certified copy of any Stamp Duty Sensitive Document not having been introduced into evidence, unless such simple copy actually introduced into evidence does not accurately reflect the content of the original document and (II) contesting the authenticity (Echtheit) of a simple copy of any such Stamp Duty Sensitive Document before an Austrian court or authority, unless such simple copy does not accurately reflect the content of the original document; or

               (iii) a party to this Agreement is required by law, governmental body, court, authority or agency pursuant to any law or legal requirement (whether for the purposes of initiating, prosecuting, enforcing or executing any claim or remedy or enforcing any judgment or otherwise), to bring an original, notarised copy or certified copy of any Stamp Duty Sensitive Document into Austria.

          (c) Austrian Stamp Duty. Notwithstanding any other provisions in any of the Credit Documents, if any liability to pay Austrian stamp duties is triggered:

               (i) as a result of a party to this Agreement (1) breaching its obligations under paragraph (a), (b) or (d) of this Section, or (2) booking its Loans or making or accepting performance of any rights or obligations under this Agreement or any of the other Credit Documents through an entity organized under the laws of the Republic of Austria or a branch or an Affiliate, located or organized in the Republic of Austria, of an entity organized under the laws of a jurisdiction other than the Republic of Austria, that party shall pay such stamp duties; and

               (ii) in circumstances other than those described in clause (i) of this paragraph (c), the Borrower shall be liable for the payment of all such stamp duties.

          (d) Place of Performance Outside Austria. Each of the parties hereto agrees that the exclusive place of performance (Erfullungsort) for all rights and obligations under this Agreement and the other Credit Documents shall be outside the Republic of Austria, and the payment of amounts under this Agreement must be made to a bank account outside the Republic of Austria. The Administrative Agent, the Collateral Agent and each Lender agrees to designate and maintain one or more accounts at one or more lending offices located outside the Republic of Austria to which all amounts payable to such party under this Agreement and the other Credit Documents shall be made.

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                        THE GOODYEAR TIRE & RUBBER COMPANY,


                                        by /s/ Damon J. Audia
                                           -------------------------------------
                                        Name: Damon J. Audia
                                        Title: Vice President and Treasurer


                                        JPMORGAN CHASE BANK, N.A., individually
                                        and as Administrative Agent,


                                        by /s/ Bernard J. Lillis
                                           -------------------------------------
                                        Name: Bernard J. Lillis
                                        Title: Managing Director


                                        DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                        individually and as Collateral Agent,


                                        by /s/ Carin Keegan
                                           -------------------------------------
                                        Name: Carin Keegan
                                        Title: Vice President


                                        by /s/ Omayra Laucella
                                           -------------------------------------
                                        Name: Omayra Laucella
                                        Title: Vice president

                       THE GOODYEAR TIRE & RUBBER COMPANY
                              AMENDED AND RESTATED
                          SECOND LIEN CREDIT AGREEMENT

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        AIM FLOATING RATE FUND


                                        by /s/ Thomas Ewald
                                           -------------------------------------
                                        Name: Thomas Ewald
                                        Title: Authorized Signatory


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                       THE GOODYEAR TIRE & RUBBER COMPANY
                              AMENDED AND RESTATED
                          SECOND LIEN CREDIT AGREEMENT

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        ATLAS LOAD FUNDING (HARTFORD), LLC


                                        by /s/ Diana M. Himes
                                           -------------------------------------
                                        Name: Diana M. Himes
                                        Title: Vice President


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        ATLAS LOAD FUNDING (NAVIGATOR), LLC


                                        by /s/ Diana M. Himes
                                           -------------------------------------
                                        Name: Diana M. Himes
                                        Title: Vice President


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        AURUM CLO 2002-1 LTD.


                                        by /s/ Eric S. Meyer
                                           -------------------------------------
                                        Name: Eric S. Meyer
                                        Title: Director


                                        by /s/ Mark Rigazio
                                           -------------------------------------
                                        Name: Mark Rigazio
                                        Title: Vice President

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        AVALON CAPITAL LTD. 3


                                        by /s/ Thomas Ewald
                                           -------------------------------------
                                        Name: Thomas Ewald
                                        Title: Authorized Signatory


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        BALLANTYNE FUNDING LLC


                                        by /s/ Kristi Milton
                                           -------------------------------------
                                        Name: Kristi Milton
                                        Title: Assistant Vice president


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        BEAR STEARNS INSTITUTIONAL LOAN MASTER
                                        FUND


                                        by /s/ Jonathan Berg
                                           -------------------------------------
                                        Name: Jonathan Berg
                                        Title: Associate Director


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        BEAR STEARNS LOAN TRUST


                                        by /s/ Jonathan Berg
                                           -------------------------------------
                                        Name: Jonathan Berg
                                        Title: Associate Director


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        BELHURST CLO LTD.


                                        by /s/ Thomas Ewald
                                           -------------------------------------
                                        Name: Thomas Ewald
                                        Title: Authorized Signatory


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        BOSTON HARBOR CLO 2004-1, LTD.


                                        by /s/ Beth Mazor
                                           -------------------------------------
                                        Name: Beth Mazor
                                        Title: Vice President


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        BUSHNELL CBNA LOAN FUNDING LLC


                                        by /s/ Jeff Parkinson
                                           -------------------------------------
                                        Name: Jeff Parkinson
                                        Title: Attorney


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        CHAMPLAIN CLO, LTD.


                                        by /s/ Thomas Ewald
                                           -------------------------------------
                                        Name: Thomas Ewald
                                        Title: Authorized Signatory


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        CITADEL HILL 2000 LTD.


                                        by /s/ Ken Irvine
                                           -------------------------------------
                                        Name: Ken Irvine
                                        Title: Authorized Signatory


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        CITIBANK, N.A.


                                        by /s/ Christine M. Kanicki
                                           -------------------------------------
                                        Name: Christine M. Kanicki
                                        Title: Attorney


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                              ----------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        DEUTSCHE BANK AG LONDON BRANCH


                                        by /s/ Edward Schaffer
                                           -------------------------------------
                                        Name: Edward Schaffer
                                        Title: Vice President


                                        by /s/ Deirdre Whorton
                                           -------------------------------------
                                        Name: Deirdre Whorton
                                        Title: Assistant Vice President

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        DIVERSIFIED CREDIT PORTFOLIO LTD.


                                        by /s/ Thomas Ewald
                                           -------------------------------------
                                        Name: Thomas Ewald
                                        Title: Authorized Signatory


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        ESPERANCE


                                        by /s/ Neam Ahmed
                                           -------------------------------------
                                        Name: Neam Ahmed
                                        Title: Authorized Signatory


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        FLAGSHIP CLO III


                                        by /s/ Eric S. Meyer
                                           -------------------------------------
                                        Name: Eric S. Meyer
                                        Title: Director


                                        by /s/ Mark Rigazio
                                           -------------------------------------
                                        Name: Mark Rigazio
                                        Title: Vice President

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        FLAGSHIP CLO IV


                                        by /s/ Eric S. Meyer
                                           -------------------------------------
                                        Name: Eric S. Meyer
                                        Title: Director


                                        by /s/ Mark Rigazio
                                           -------------------------------------
                                        Name: Mark Rigazio
                                        Title: Vice President

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        FLAGSHIP CLO V


                                        by /s/ Eric S. Meyer
                                           -------------------------------------
                                        Name: Eric S. Meyer
                                        Title: Director


                                        by /s/ Mark Rigazio
                                           -------------------------------------
                                        Name: Mark Rigazio
                                        Title: Vice President

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        FLAGSHIP CLO VI


                                        by /s/ Eric S. Meyer
                                           -------------------------------------
                                        Name: Eric S. Meyer
                                        Title: Director


                                        by /s/ Mark Rigazio
                                           -------------------------------------
                                        Name: Mark Rigazio
                                        Title: Vice President

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        FOOTHILL CLO I, LTD.


                                        by /s/ Scott P. Quigley
                                           -------------------------------------
                                        Name: Scott P. Quigley
                                        Title: Vice President


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        THE FOOTHILL GROUP, INC.


                                        by /s/ Scott P. Quigley
                                           -------------------------------------
                                        Name: Scott P. Quigley
                                        Title: Vice President


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        GALLATIN CLO II 2005-1 LTD.


                                        by /s/ Jonathan Berg
                                           -------------------------------------
                                        Name: Jonathan Berg
                                        Title: Associate Director


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        GALLATIN FUNDING I LTD.


                                        by /s/ Jonathan Berg
                                           -------------------------------------
                                        Name: Jonathan Berg
                                        Title: Associate Director


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        GRAYSTON CLO 2004-1 LTD.


                                        by /s/ Jonathan Berg
                                           -------------------------------------
                                        Name: Jonathan Berg
                                        Title: Associate Director


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        GREENWICH INTERNATIONAL, LTD.


                                        by /s/ Brett Kibbe
                                           -------------------------------------
                                        Name: Brett Kibbe
                                        Title: Senior Vice President


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        HALCYON FUND, L.P.


                                        by /s/ Aaron Goldberg
                                           -------------------------------------
                                        Name: Aaron Goldberg
                                        Title: Chief Financial Officer


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        HALCYON LOAN INVESTORS CLO 1, LTD.


                                        by /s/ Aaron Goldberg
                                           -------------------------------------
                                        Name: Aaron Goldberg
                                        Title: Chief Financial Officer


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        HALCYON LOAN INVESTORS CLO II, LTD.


                                        by /s/ Aaron Goldberg
                                           -------------------------------------
                                        Name: Aaron Goldberg
                                        Title: Chief Financial Officer


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        HALCYON STRUCTURED ASSET MANAGEMENT
                                        CLO I LTD.


                                        by /s/ Aaron Goldberg
                                           -------------------------------------
                                        Name: Aaron Goldberg
                                        Title: Chief Financial Officer


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        THE HARTFORD MUTUAL FUNDS, INC.


                                        by /s/ Carlos R. Fogel
                                           -------------------------------------
                                        Name: Carlos R. Fogel
                                        Title: Vice President


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        KATONAH V, LTD.


                                        by /s/ Thomas Ewald
                                           -------------------------------------
                                        Name: Thomas Ewald
                                        Title: Authorized Signatory


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        LAGUNA FUNDING LLC


                                        by /s/ Kristi Milton
                                           -------------------------------------
                                        Name: Kristi Milton
                                        Title: Assistant Vice President


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        LANDMARK CDO LIMITED


                                        by /s/ David S. Jepsky
                                           -------------------------------------
                                        Name: David S. Jepsky
                                        Title: Authorized Signatory


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        LANDMARK II CDO LIMITED


                                        by /s/ David S. Jepsky
                                           -------------------------------------
                                        Name: David S. Jepsky
                                        Title: Authorized Signatory


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        LANDMARK III CDO LIMITED


                                        by /s/ David S. Jepsky
                                           -------------------------------------
                                        Name: David S. Jepsky
                                        Title: Authorized Signatory


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        LANDMARK V CDO LIMITED


                                        by /s/ David S. Jepsky
                                           -------------------------------------
                                        Name: David S. Jepsky
                                        Title: Authorized Signatory


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        LOAN FUNDING IX LLC


                                        by /s/ Thomas Ewald
                                           -------------------------------------
                                        Name: Thomas Ewald
                                        Title: Authorized Signatory


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        MAINSTAY FLOATING RATE FUND


                                        by /s/ F. David Melka
                                           -------------------------------------
                                        Name: F. David Melka
                                        Title: Director


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        MAINSTAY INCOME MANAGER FUND


                                        by /s/ F. David Melka
                                           -------------------------------------
                                        Name: F. David Melka
                                        Title: Director


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        MAINSTAY VP FLOATING RATE PORTFOLIO


                                        by /s/ F. David Melka
                                           -------------------------------------
                                        Name: F. David Melka
                                        Title: Director


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        MAINSTAY INCOME MANAGER FUND


                                        by /s/ F. David Melka
                                           -------------------------------------
                                        Name: F. David Melka
                                        Title: Director


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        MAINSTAY VP FLOATING RATE PORTFOLIO


                                        by /s/ F. David Melka
                                           -------------------------------------
                                        Name: F. David Melka
                                        Title: Director


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        MALIBU CBNA LOAN FUNDING LLC


                                        by /s/ Jeff Parkinson
                                           -------------------------------------
                                        Name: Jeff Parkinson
                                        Title: Attorney


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        MORGAN STANLEY SENIOR FUNDING, INC.


                                        by /s/ Donna M. Souza
                                           -------------------------------------
                                        Name: Donna M. Souza
                                        Title: Vice President


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        MOSELLE CLO S.A.


                                        by /s/ Thomas Ewald
                                           -------------------------------------
                                        Name: Thomas Ewald
                                        Title: Authorized Signatory


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        NANTUCKET CLO I LTD.


                                        by /s/ Andrew Wigren
                                           -------------------------------------
                                        Name: Andrew Wigren
                                        Title: Portfolio Manager


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        NAUTIQUE FUNDING LTD.


                                        by /s/ Thomas Ewald
                                           -------------------------------------
                                        Name: Thomas Ewald
                                        Title: Authorized Signatory


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        NEW YORK LIFE INSURANCE COMPANY


                                        by /s/ F. David Melka
                                           -------------------------------------
                                        Name: F. David Melka
                                        Title: Corporate Vice President


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        NEW YORK LIFE INSURANCE AND ANNUITY
                                        CORPORATION


                                        by /s/ F. David Melka
                                           -------------------------------------
                                        Name: F. David Melka
                                        Title: Director


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        NYLIM FLATIRON CLO 2003-1 LTD.


                                        by /s/ F. David Melka
                                           -------------------------------------
                                        Name: F. David Melka
                                        Title: Director


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        NYLIM FLATIRON 2004-1 LTD.


                                        by /s/ F. David Melka
                                           -------------------------------------
                                        Name: F. David Melka
                                        Title: Director


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        NYLIM FLATIRON 2005-1 LTD.


                                        by /s/ F. David Melka
                                           -------------------------------------
                                        Name: F. David Melka
                                        Title: Director


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        NYLIM FLATIRON 2006-1 LTD.


                                        by /s/ F. David Melka
                                           -------------------------------------
                                        Name: F. David Melka
                                        Title: Director


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        NYLIM INSTITUTIONAL FLOATING RATE FUND
                                        L.P.


                                        by /s/ F. David Melka
                                           -------------------------------------
                                        Name: F. David Melka
                                        Title: Director


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        PINEHURST TRADING INC.


                                        by /s/ Kristi Milton
                                           -------------------------------------
                                        Name: Kristi Milton
                                        Title: Assistant Vice President


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        SAGAMORE CLO LTD.


                                        by /s/ Thomas Ewald
                                           -------------------------------------
                                        Name: Thomas Ewald
                                        Title: Authorized Signatory


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        SARATOGA CLO I, LIMITED


                                        by /s/ Thomas Ewald
                                           -------------------------------------
                                        Name: Thomas Ewald
                                        Title: Authorized Signatory


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        STEDMAN CBNA LOAN FUNDING LLC


                                        by /s/ Jeff Parkinson
                                           -------------------------------------
                                        Name: Jeff Parkinson
                                        Title: Attorney


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        TRUMBULL THC2 LOAN FUNDING LLC


                                        by /s/ Jeff Parkinson
                                           -------------------------------------
                                        Name: Jeff Parkinson
                                        Title: Attorney


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        WASATCH CLO LTD.


                                        by /s/ Thomas Ewald
                                           -------------------------------------
                                        Name: Thomas Ewald
                                        Title: Authorized Signatory


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        WATERVILLE FUNDING LLC


                                        by /s/ Kristi Milton
                                           -------------------------------------
                                        Name: Kristi Milton
                                        Title: Assistant Vice President


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------